As filed with the Securities and Exchange

Commission on August 28, 2015

File No 333-157876

811-22110

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.  ☐

Post-Effective Amendment No. 99 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 101 ☒

AdvisorShares Trust

(Exact Name of Registrant as Specified in Charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 843-3831

Name and Address of Agent for Service:	Copy to:
Noah Hamman AdvisorShares Trust 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814	W. John McGuire, Esq. Morgan, Lewis & Bockius LLP 2020 K Street NW Washington, DC 20006

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on November 1, 2015, pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NYSE Arca Ticker: GIVE

Sub-advised by:

Reynders, McVeigh Capital Management, LLC

Baldwin Brothers Inc.

Community Capital Management, Inc.

ADVISORSHARES TRUST

4800 Montgomery Lane • Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

Prospectus dated November 1, 2015

This Prospectus provides important information about the AdvisorShares Global Echo ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ADVISORSHARES GLOBAL ECHO ETF

(NYSE Arca Ticker: GIVE)

FUND SUMMARY

INVESTMENT OBJECTIVE

The AdvisorShares Global Echo ETF (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index, over a full market cycle.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.10%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	XX%
ACQUIRED FUND FEES AND EXPENSES*	XX%
TOTAL ANNUAL OPERATING EXPENSES	XX%

*	Total Annual Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Global Echo ETF	$XXX	$XXX	$XXX	$XXX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund is a multi-manager, multi-strategy, broadly diversified, actively managed exchange-traded fund (“ETF”) with a focus on Sustainable Investing. Sustainable Investing generally refers to an investment methodology that takes into consideration economic, environmental, technology, and a variety of social factors when making investment decisions. Accordingly, the Fund is designed as a core allocation that proactively seeks Sustainable Investment-themed investment opportunities that may socially and environmentally benefit the earth, with a focus on water, clean energy, community development, innovation and other sustainable themes across asset classes. Sustainable Investment themes that the Fund may pursue include, but are not limited to, the following: economic themes (e.g., corporate governance, risk and crisis management, community investment, energy efficiency, food, green building); environmental themes (e.g., air, water, earth); technology themes (e.g., mobility, renewable energy, technology, access); and social themes (e.g., human health, occupational health and safety).

The Fund’s namesake is the Global Echo Foundation, a charitable foundation co-founded by Philippe Cousteau, Jr. The Global Echo Foundation’s mission is to promote sustainable development across a number of different themes, including social, environmental, and entrepreneurship. The Fund was designed to pursue sustainable investment opportunities among the same themes, thereby promoting the Global Echo Foundation’s mission of increased sustainable development. To further support the Global Echo Foundation, the Fund will make regular monetary contributions to the Foundation. The Global Echo Foundation will not participate in or have any influence on the day-to-day operations of the Fund or the Advisor’s and Sub-Advisors’ management of the Fund.

The Fund seeks to achieve its investment objective by allocating a portion of the Fund’s assets to each of the Fund’s Sub-Advisors, who will employ their respective investment strategies to generate absolute returns over a full market cycle. Generally, a full market cycle consists of a bull market followed by a bear market and a return to a bull market, or vice versa. Initially, an equal proportion of the Fund’s assets were allocated to each Sub-Advisor to obtain the desired exposure to the strategies described below. The allocation among Sub-Advisors will vary over time in response to a variety of factors, including prevailing market conditions. The Advisor has designated Baldwin Brothers Inc. (“Baldwin”) to allocate and monitor the allocation of the Fund’s assets to each Sub-Advisor to ensure that the Fund’s portfolio maintains the proper investment exposure to seek to achieve its investment objective. Each Sub-Advisor will seek to identify and invest either directly or indirectly through other ETFs, in securities of companies that are making a positive impact in the world and reflect Sustainable Investment themes, including corporate sustainability. The Fund’s investments in companies that practice corporate sustainability provide an additional layer of diversification because such investments are designed to increase long-term shareholder value. Companies focused on corporate sustainability also can provide more attractive risk return profiles for investors, and can leverage various other Sustainable Investment themes.

The Fund invests primarily in U.S. and foreign equity securities, including common and preferred stock, American Depository Receipts (“ADRs”), fixed income securities, including municipal bonds, and affiliated and unaffiliated ETFs. The Fund may take both long and short positions in any of these investments. A long position is the purchase of an investment with the expectation that it will rise in value. A short position is the sale of a borrowed investment with the expectation that it will decline in value. The Fund may invest up to 65% (and intends to always invest at least 15%) of its net assets in domestic and foreign fixed income securities. The Fund may invest in securities of any capitalization range and may employ one or more investment styles (from growth to value) at any time as necessary to seek to achieve the Fund’s investment objective. The Fund may invest up to 20% of its net assets in futures, options on futures, and currency forwards to gain market exposure and/or hedge against market declines.

Each Sub-Advisor will determine whether to buy or sell an investment for the Fund’s portfolio by applying one or more of the following strategies:

Core Strategies

○	Fixed Income Strategies. Fixed income strategies consist of investment strategies that invest primarily in debt securities of domestic and foreign governments, agencies, and instrumentalities, municipalities, and companies of all maturities and qualities (including “junk bonds” and up to 15% of the Fund’s total assets in defaulted debt securities), TIPS (Treasury Inflation Protected Securities), and ETFs that provide exposure to fixed income securities or strategies. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, and other mortgage related securities (“Mortgage Related Securities”). Fixed income strategies also may involve hedging through the use of investments in other ETFs to enhance risk-adjusted return.

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○	Equity Strategies. Equity strategies consist of both domestic and international/emerging markets strategies. The domestic equity strategies seek to invest in securities of companies that the Sub-Advisor believes will outperform other equities securities over the long term. The international/emerging markets equity strategies seek to invest in securities of undervalued international companies through ADRs that provide the Fund with exposure to businesses outside of the U.S. and that are attractively priced relative to their economic fundamentals. Both U.S. and international investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the S&P 500® Index, the Morgan Stanley Capital International (MSCI) ACWI Index, MSCI Europe, Australasia and Far East Index, and MSCI Emerging Markets Index.

Alternative Strategies

○	Long/Short and Hedging Strategies. Alternative strategies consist of strategies that combine short sales of equities (including shares of ETFs) or purchase of shares of inverse ETFs. As such, long/short strategies may utilize securities that seek to track indexes on markets, sectors, strategies and/or industries to hedge against potential adverse movements in security prices. The Fund may implement multiple variations of long/short and hedging strategies. The basic long/short equity strategies generally seek to increase net long exposure in a bull market and decrease net long exposure, by holding high concentrations in cash or investing 100% short, in a bear market.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

American Depositary Receipt Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments or to otherwise meet its obligations. Credit risk is heightened to the extent the Fund invests in high-yield securities.

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk .  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Many derivatives create leverage, thereby causing the Fund to be more volatile than it would be had it not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk. Moreover, there are specific risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

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Emerging Markets Risk. Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Exchange-Traded Fund Risk. Through its investments in other ETFs, the Fund is subject to the risks associated with the ETFs’ investments, including the possibility that the value of the securities held by an ETF could decrease. These risks include any combination of the risks described in this section.

Fixed Income Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities also are subject to prepayment, interest rate, and credit risks.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

High-Yield Securities Risk. High-yield securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher grade debt securities. The Fund’s investment in high yield securities also subjects the Fund to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Issuer Risk. The value of a security may increase for a number of reasons which directly relate to the issuer, such as management performance, improved financial condition and increased demand of the issuer’s goods or services. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

Liquidity Risk.  Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Management Risk.  The Sub-Advisors continuously evaluate the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisors’ judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day.  Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease.

Mortgage-Backed Securities Risk. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates and the quality of the underlying assets. The underlying assets may default or decline in quality or value.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance.

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Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Sustainable Investments Risk. The Fund’s investments in sustainable investment theme issuers may subject the Fund to the risk that the securities of such issuers will underperform other economic sectors or the market as a whole.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the MSCI World Index and the Barclays U.S. Aggregate Bond Index. The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

[CHART TO BE UPDATED]

Calendar Year Total Return

The Fund’s year-to-date total return as of September 30, 2015 was [____]%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return		Quarter/Year
Highest Return	X.XX	%	XQ/XXXX
Lowest Return	X.XX	%	XQ/XXXX

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AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2014

AdvisorShares Global Echo ETF	1 Year		Since Inception (5/23/2012)
Return Before Taxes Based on NAV	X.XX	%	X.XX	%
Return After Taxes on Distributions [1]	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares [1]	X.XX	%	X.XX	%
MSCI World Index (Reflects no deduction for fees, expenses, or taxes)	X.XX	%	X.XX	%
Barclays U.S. Aggregate Bond Index(Reflects no deduction for fees, expenses, or taxes)	X.XX	%	X.XX	%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title	Investment Strategy
AdvisorShares Investments, LLC	Advisor	Asset Allocation

Baldwin Brothers Inc.	Sub-Advisor	Asset Allocation
Core Equity Strategies

Community Capital Management, Inc.	Sub-Advisor	Core Fixed Income Strategies

Reynders, McVeigh Capital Management, LLC	Sub-Advisor	Core Equity Strategies

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Baldwin Brothers Inc.
• Adam Seitchik, Chief Investment Officer of Arjuna Capital, the Sustainable Wealth Management Platform at Baldwin Brothers Inc.	since 2011

Community Capital Management, Inc.

•         Michelle Rogers, Executive Vice President and Senior Portfolio Manager

•         Julie Egan, Senior Vice President and Portfolio Manager

•         Elliot Gilfarb, Portfolio Manager

since 2003 since 2009 since 2006

Reynders, McVeigh Capital Management, LLC • Charlton Reynders, Chairman and Chief Executive Officer • Patrick McVeigh, President and Chief Investment Officer	since 2006 since 2006

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PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or a Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

The Global Echo Foundation is a 501(c)(3) charitable foundation. In addition to promoting sustainable development, the Global Echo Foundation focuses on providing funding and other resources to support causes addressing many of the challenges facing the world community, from social issues impacting women and children to environmental conservation, as well as supporting social entrepreneurship. In exchange for the use of its name and other joint educational ventures, the Advisor will pay the Global Echo Foundation a fee out of the Advisor’s revenue, a portion of which is derived from the advisory fee paid by the Fund. In addition, the Fund intends to make regular monetary contributions to the Global Echo Foundation. Also, to the extent the Fund is successful, the Advisor intends to make periodic contributions from its legitimate profits to a variety of charitable organizations, including the Global Echo Foundation, that the Advisor selects in its discretion.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or another ETF. However, under certain circumstances and subject to certain terms and conditions, a registered investment company may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain ETFs to permit the Fund to invest in the ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and specific cash payment.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. Each Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage its allocated portion of the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. exchange-listed equity securities, ADRs, fixed income securities and ETFs that provide diversified exposure to various asset classes and market segments.

The Fund is designed for investors who seek a long-term investment with exposure to Sustainable Investment themes that has low sensitivity to traditional markets and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.

The Fund will pursue absolute returns over a full market cycle by allocating assets among a carefully chosen group of Sub-Advisors who employ a wide range of specialized investment strategies. Baldwin allocates and reallocates assets of the Fund among its respective Sub-Advisors to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and lower sensitivity to traditional markets. Baldwin has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund’s portfolio across multiple strategies and investment styles that the Advisor believes are complementary and, when combined, will produce enhanced risk adjusted returns. To this end, the Advisor will be responsible for selecting the Fund’s Sub-Advisors, and Baldwin will be responsible for determining the portion of the Fund’s assets to be allocated to each Sub-Advisor.

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The Advisor has entered into sub-advisory agreements with each Sub-Advisor, which are each chosen for its particular investment style(s) and expertise in gaining exposure to Sustainable Investment themes. The Sub-Advisors may employ aggressive investment strategies and techniques and focus investments in certain securities sectors and geographical regions. The Sub-Advisors employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several Sub-Advisors, the Fund attempts to reduce volatility and provide enhanced risk-adjusted returns. However, there can be no assurance that losses will be avoided.

The Advisor or Baldwin may invest the Fund’s assets in securities and other instruments directly. The Advisor or Baldwin may exercise this discretion to invest the Fund’s assets pending allocation to a Sub-Advisor, to hedge the Fund’s investments against exposures created by the Sub-Advisors, or to modify the Fund’s exposure to a particular investment or market related risk. The Advisor or Baldwin may exercise its discretion over unallocated assets to invest Fund assets directly and may reallocate to itself assets previously allocated to a Sub-Advisor. From time to time, certain of the Sub-Advisors or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations or other imposed constraints. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Sub-Advisors’ strategies until Fund assets reach appropriate scale for optimal allocation.

The strategies utilized by the Fund include traditional strategies, absolute return strategies as well as strategies aimed at enhanced risk-adjusted returns. The strategies and investment techniques employed by the Sub-Advisors aim to produce absolute returns over a full market cycle while managing risk exposure with a primary focus on Sustainable Investment themes.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocations. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

American Depositary Receipt Risk. ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Credit Risk. The Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Derivatives Risk The Fund may invest in derivatives to gain market exposure, enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. The Fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund, thereby causing the Fund to be more volatile than it would have been had it not invested in derivatives. These risks could cause the Fund to lose more than the principal amount invested.

Emerging Markets Risk. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor or Sub-Advisors, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets are often dependent upon commodity prices and international trade, and can be subject to greater social, economic, regulatory, and political uncertainties potentially resulting in extreme market volatility. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. For example, investments in emerging markets are subject to a greater risk of loss due to expropriation, nationalization, confiscation or assets and other property. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund also may be subject to this risk with respect to its investments in other securities or financial instruments whose returns are related to the returns of emerging market securities.

Equity Risk. The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by the industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Exchange-Traded Fund Risk. The Fund may purchase shares of ETFs to gain exposure to a particular Sustainable Investment theme, segment of the market, or when such an investment provides a more cost efficient means to obtain the desired investment exposure. The Fund is subject to the same risks as the underlying ETFs, except the Fund may have the benefit of additional diversification. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. ETFs also may trade below their NAV or at a discount, which may adversely affect the Fund’s performance. In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Also, when the Fund invests in an ETF, in addition to directly bearing the expenses associated with the Fund’s own operations, the Fund will bear a pro rata portion of the ETF’s expenses, including operating costs and management fees. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an ETF. Because of these additional expenses, the performance of an ETF may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the ETF. Under normal market conditions, the Fund will purchase shares of or interest in ETFs in the secondary market.

Fixed Income Risk. The Fund may directly or indirectly invest in fixed income securities. Fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund or underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund or underlying ETF that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund or underlying ETF because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

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Foreign Investment Risk. The Fund may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

High-Yield Securities Risk. The Fund directly or indirectly through an underlying ETF may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high-yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Issuer Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If it is determined that an issuer of a municipal security has not complied with applicable requirements, the security could decline significantly in value.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments in ETFs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Management Risk. A Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to a Sub-Advisor and a portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. A Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Sub-Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If a Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

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Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s and an underlying ETFs’ investments may decline in value due to factors affecting securities or commodities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or underlying ETF invests will cause the NAV of the Fund or underlying ETF to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s and an underlying ETF's securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mortgage-Backed Securities. The value of mortgage-backed securities (“MBSs”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBSs, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. Certain MBSs may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBSs are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Portfolio Turnover Risk. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover. Higher portfolio turnover may result in the Fund paying increased transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover also may cause the Fund’s performance to be less than you expect.

Short Sales Risk. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. As a result, the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategy. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions.

Sustainable Investments Risk. The Fund’s investments in sustainable investment theme issuers may subject the Fund to the risk that the securities of such issuers will underperform other economic sectors or the market as a whole due to legislative or regulatory changes, adverse geopolitical conditions, or other events that have an adverse effect on sustainable investment themes.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active market for shares will develop or be maintained. In addition, trading shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading shares inadvisable.

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OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods depending on the Sub-Advisors’ assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, because the Fund would bear its pro - rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investments strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI and on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2015, the Advisor had approximately $[ ] billion in assets under management.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisors. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to receive an annual advisory fee of 1.10% based on the average daily net assets of the Fund. The Advisor pays the Sub-Advisors out of the advisory fee it receives from the Fund. The investment advisory agreement may be terminated (i) by the Board for any reason at any time, (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its investment advisory agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of the independent members of the Board (including any counsel fees), and extraordinary expenses.

Pursuant to an exemptive order from the SEC, the Advisor, subject to certain conditions, has the right to terminate an existing unaffiliated sub-advisor and/or hire a new unaffiliated sub-advisor or materially amend the terms of an agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when there is a significant change in the Fund’s sub-advisory arrangement.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2015.

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INVESTMENT SUB-ADVISORS

Not all of the Sub-Advisors listed for the Fund may be actively managing assets for the Fund at all times. To the extent that a Sub-Advisor is not actively managing assets for the Fund, the Fund may not be employing the investment style utilized by that Sub-Advisor to achieve its investment objective. Subject to the oversight of the Board, the Advisor may temporarily allocate Fund assets away from a Sub-Advisor. Situations in which the Advisor may make such a determination include the level of assets in the Fund, changes in a Sub-Advisor’s personnel or a Sub-Advisor’s adherence to an investment strategy.

Baldwin Brothers Inc. , located at 204 Spring Street, Marion, Massachusetts 02738, serves as investment Sub-Advisor to the Fund and manages a portion of the Fund’s assets using the Fund’s Core Equity Strategy. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Baldwin Brothers Inc. was established in 1974. As of September 30, 2015, Baldwin Brothers Inc. had approximately [$ ] in assets under management.

Community Capital Management, Inc. , located at 2500 Weston Road, Suite 101, Weston, Florida 33326, serves as investment Sub-Advisor to the Fund and manages a portion of the Fund’s assets using the Fund’s Core Fixed Income Strategy. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Community Capital Management, Inc. was established in 1998. As of September 30, 2015, Community Capital Management, Inc. had approximately [$ ] in assets under management.

Reynders, McVeigh Capital Management, LLC, located at 121 High Street, 5th Floor, Boston, Massachusetts 02110, serves as investment Sub-Advisor to the Fund and manages a portion of the Fund’s assets using the Fund’s Core Equity Strategy. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Reynders, McVeigh Capital Management, LLC was established in 2005. As of September 30, 2015, Reynders, McVeigh Capital Management, LLC had approximately [$ ] in assets under management.

A discussion regarding the basis for the Board’s approval of each investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2014.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Baldwin Brothers Inc.

Adam Seitchik, Chief Investment Officer and Portfolio Manager

Mr. Adam Seitchik is the Chief Investment Officer of the Sustainable Wealth Platform for Baldwin Brothers. Mr. Seitchik is the manager of Baldwin Brothers’ Highwater Global investment strategy’s separate accounts and private investment funds for accredited investors. Prior to Mr. Seitchik joining Baldwin brothers’ team, Mr. Seitchik served as co-CEO and CIO of responsible investment specialist Trillium Asset Management and founded the Sustainable Investment Research Center. Mr. Seitchik served as the Chief Global Strategist at Deutsche Asset Management in London, as an Analyst and Portfolio Manager at Wellington Management in Boston, and is a Chartered Financial Analyst. He is a trustee of the Hyams Foundation in Boston and is on the faculty at Bainbridge Graduate Institute, a leader in sustainable business education. He holds a Ph.D. in Economics from Boston University.

Community Capital Management, Inc.

Michelle Rogers, Executive Vice President and Senior Portfolio Manager

Ms. Rogers is primarily responsible for client portfolio management and overseeing trading functions of the firm’s products. She is also involved in portfolio research and new business development. Ms. Rogers was previously a Fixed Income Specialist at Wachovia Bank where she was responsible for expanding and cross-selling products to new and existing clients. She began her investment career in 1993 and is an associate member of the CFA Institute and the CFA Society of South Florida.

Julie Egan, Senior Vice President and Portfolio Manager

Ms. Egan is primarily responsible for municipal credit analysis and research. She also works with the portfolio management team in structuring new deals on behalf of clients. Ms. Egan joined Community Capital Management Inc. in 2009. From 2000 to 2009, Ms. Egan was a Senior Municipal Research Analyst and Director at Evergreen Asset Management Corporation, Wachovia’s asset management arm. Prior to that, she was a Senior Municipal Research Analyst for John Nuveen & Company, Inc. in Chicago.

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Elliot Gilfarb, CFA, Portfolio Manager

Mr. Gilfarb oversees the management of the firm’s separate accounts. His responsibilities include performing detailed portfolio analysis including attribution and holdings analytics, creating quarterly and monthly performance client reports, and working with the portfolio management team in the evaluation and pricing of fixed income securities. Mr. Gilfarb formerly worked as a Financial Advisor at Morgan Stanley. He holds a B.S. in Finance from The University of Florida, is a CFA charterholder, and is a member of the CFA Society of South Florida.

Reynders, McVeigh Capital Management, LLC

Charlton Reynders, III, Chairman and Chief Executive Officer

Mr. Reynders has more than 15 years of experience in investment management and social venture investing. Prior to launching Reynders, McVeigh in 2005, Mr. Reynders served as a senior officer and director of new business at Lowell, Blake & Associates. While there, he oversaw growth in assets under management from just over $200 million to nearly $700 million, and worked as a senior equity strategist to lead key institutional relationships, advising on more than $1 billion in outside assets. Mr. Reynders has been featured and published in numerous publications, including the Wall Street Journal, Business Week and Forbes.

Patrick McVeigh, President and Chief Investment Officer

Mr. McVeigh has 26 years of experience in the investment management industry, and was one of three original employees at Trillium Asset Management. After eighteen years at Trillium, Mr. McVeigh assumed the position of director of research at Lowell, Blake & Associates. Since 1995, Mr. McVeigh has been project manager for a series of groundbreaking studies conducted by the Social Investment Forum, tracking the growth of socially responsible investing and its implications in the investment markets.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisors, The Bank of New York Mellon, or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

[     ], located at [     ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

MORE INFORMATION ABOUT THE MULTI-MANAGER APPROACH

The Advisor is responsible for developing and monitoring the asset allocation and portfolio management for the Fund. The Advisor believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund. Through a blending of sub-advisory firms, and managers, with complementary styles and approaches, the Advisor manages the Fund using a manager of managers approach by selecting and overseeing multiple sub-advisors who each manage a segment of the Fund’s assets using a distinct investment style. The Sub-Advisors selected by the Advisor adhere to strict investment disciplines with the objective of achieving reduced risk through increased diversification, as well as greater consistency of results.

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The Advisor has designated Baldwin to allocate and monitor the allocation of the Fund’s assets to each Sub-Advisor to ensure that the Fund’s portfolio maintains the proper investment exposure to seek to achieve its investment objective. Initially, an equal proportion of the Fund’s assets will be allocated to each Sub-Advisor, including Baldwin, to obtain the desired exposure to the various investment strategies. Thereafter, the allocation among Sub-Advisors will vary in response to a variety of factors including prevailing market conditions. Baldwin may be viewed as having an incentive to allocate Fund assets to itself thereby giving rise to a potential conflict of interest. However, the Advisor carefully monitors the asset allocation and portfolio management of the Fund to ensure that such conflicts of interest do not adversely affect the management of the Fund. In addition, Baldwin is compensated, in part, based on the total assets of the Fund and, thus, has an incentive to ensure that the Fund as a whole performs well.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Share Trading Prices

The price of the Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND Market timing

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

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book-entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income or qualified dividend income. For non-corporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates. In general, dividends received by the Fund from another ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by the other ETF.

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•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to non-corporate shareholders at reduced tax rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

•	Although the Fund may invest in municipal bonds (the interest upon which would be exempt from U.S. federal income tax if received by shareholders directly), Fund distributions attributable to that interest are not expected to be exempt from U.S. federal income tax.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund.

•	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Fund and the ETFs in which the Fund invests may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund or the ETFs are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Fund or the ETFs, cause income or gain to be recognized even though corresponding cash is not received by the Fund or the ETFs and/or defer the Fund’s or the ETFs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Fund’s and the ETFs’ investments in complex securities can be found in the Fund’s SAI.

Investment in Foreign Securities

The Fund and the ETFs in which the Fund invests may be subject to foreign withholding taxes on income they may earn from investing in foreign securities which may reduce the return on such investments. The U.S. has entered into tax treaties with certain foreign countries that may entitle the Fund or the ETFs in which the Fund invests to a reduced rate of, or exemption from, foreign taxes on certain income. The effective rate of foreign tax cannot be determined in advance because the amount of the Fund’s assets to be invested within various countries is not known. In addition, the Fund’s or an ETF’s investments in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund or, under certain circumstances, by an ETF to foreign countries in respect of foreign securities held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

18

Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain.

Distributions paid after June 30, 2014 (or, in certain case, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 (or, in certain case, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund will be required in certain cases to withhold (as “back up withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends on distributions). This information has been derived from the financial statements audited by [ ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

ADVISORSHARES TRUST — ADVISORSHARES GLOBAL ECHO ETF

Financial Highlights

	Year ended June 30, 2015		Year ended June 30, 2014	Year ended June 30, 2013	For the period May 23, 2012* to June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$		$54.38	$50.80	$50.00

Investment Operations
Net Investment Income (Loss) (1)			0.22	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss)			6.86	3.88	0.82
Distributions of Net Realized Gains by other investment companies			—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations			7.08	3.81	0.80
Distributions from Net Investment Income			(0.02)	—	—
Distributions from Realized Capital Gains			—	(0.23)	—
Total Distributions			(0.02)	(0.23)	—
Net Asset Value, End of Period	$		$61.44	$54.38	$50.80
Market Value, End of Period	$		$61.46	$54.53	$50.99
Total Return
Total Investment Return Based on Net Asset Value (2)		%	13.03%	7.54%	1.60%
Total Investment Return Based on Market (2)		%	12.75%	7.43%	1.98%
Ratios/ Supplemental Data
Net Assets, End of Period (000’s omitted)	$		$9,216	$5,438	$5,080
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense (3)		%	1.50%	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense (3)		%	1.50%	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense (3)		%	1.50%	1.50%	1.50%
Net Investment Income (Loss) (3)		%	0.37%	(0.13)%	(0.32)%
Portfolio Turnover Rate (4)		%	157%	180%	70%

___________________

* Commencement of operations.

(1) Based on average shares outstanding.

(2) Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.

(3) Ratios of periods of less than one year have been annualized.

(4) Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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AdvisorShares Global Echo ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisors

Baldwin Brothers Inc.

204 Spring Street.

Marion, Massachusetts 02738

Community Capital Management, Inc.

2500 Weston Road., Suite 101

Weston, Florida 33326

Reynders, McVeigh Capital Management, LLC

121 High Street, 5th Floor

Boston, Massachusetts 02110

Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland  20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

21

NYSE Arca Ticker: AADR

Sub-advised by:

WCM Investment Management

ADVISORSHARES TRUST

4800 Montgomery Lane • Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

Prospectus dated November 1, 2015

This Prospectus provides important information about the AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF

(NYSE Arca Ticker: AADR)

FUND SUMMARY

INVESTMENT OBJECTIVE

The AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (the “Fund”) seeks long-term capital appreciation above international benchmarks such as the BNY Mellon Classic ADR Index, the Fund’s primary benchmark, and the MSCI EAFE Index, the Fund’s secondary benchmark.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.75%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	X.XX%
ACQUIRED FUND FEES AND EXPENSES (a)	X.XX%
TOTAL ANNUAL OPERATING EXPENSES	X.XX%
FEE WAIVER/EXPENSE REIMBURSEMENT (b)	X.XX%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/ EXPENSE REIMBURSEMENT	X.XX%

(a)	Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.

(b)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

1

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	$XXX	$XXX	$XXX	$XXX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

WCM Investment Management (the “Sub-Advisor”), the sub-advisor to the Fund, seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S.-traded securities of non-U.S. organizations, most often American Depositary Receipts (“ADRs”), included in the BNY Mellon Classic ADR Index. The Fund will invest at least 80% of its total assets in ADRs and in securities that have economic characteristics similar to ADRs.

The Fund’s investment focus follows the Sub-Advisor’s core philosophy of investing in industry-leading non-U.S. organizations led by visionary management teams with sound business strategies. The Sub-Advisor believes that these companies often dominate their industry and are likely to continue that domination well into the future. The Sub-Advisor establishes guidelines for sector and industry emphasis and develops the portfolio of the Fund. The Sub-Advisor analyzes the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. Typical themes incorporated in their investment process include demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. A portfolio strategy is then implemented that will best capitalize on these investment themes and subsequent expected growth of the underlying assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

American Depositary Receipt Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Currency Risk. The Fund’s direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk. Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

2

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Large-Capitalization Risk. The Fund may invest in large-capitalization companies. Large-capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-capitalization securities is less than for other types of investments — small-capitalization securities, for instance — the Fund’s performance could be reduced.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. In addition, trading shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the BNY Mellon Classic ADR Index and the MSCI EAFE Index. The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

3

[CHART TO BE UPDATED]

The Fund’s year-to-date total return as of September 30, 2015 was [     ]%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	XX.XX%	XQ/XXXX
Lowest Return	XX.XX%	XQ/XXXX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2014

Since Inception
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	1 Year	(7/20/2010)
Return Before Taxes Based on NAV	XX.XX%	XX.XX%
Return After Taxes on Distributions [1]	XX.XX%	XX.XX%
Return After Taxes on Distributions and Sale of Fund Shares [1]	XX.XX%	XX.XX%
BNY Mellon Classic ADR Index (Reflects no deduction for fees, expenses, or taxes)	XX.XX%	XX.XX%
MSCI EAFE Index (Reflects no deduction for fees, expenses, or taxes)	XX.XX%	XX.XX%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

WCM Investment Management	Sub-Advisor

4

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Paul R. Black, Co-Chief Executive Officer	since 1989

Kurt R. Winrich, CFA, Co-Chief Executive Officer	since 1984

Peter J. Hunkel, J.D., Business Analyst	since 2007

Michael B. Trigg, Business Analyst	since 2006

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or another exchange-traded fund (“ETF”). However, under certain circumstances and subject to certain terms and conditions, a registered investment company may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain ETFs to permit the Fund to invest in the ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The Sub-Advisor seeks to achieve the Fund’s investment objective by primarily selecting a portfolio of ADRs included in the BNY Mellon Classic ADR Index, as well as securities that have economic characteristics similar to ADRs. The Fund’s focus follows the Sub-Advisor’s core philosophy of investing in industry-leading non-U.S. organizations, led by visionary management teams with sound business strategies. The Sub-Advisor believes that these companies often dominate their respective industries and are likely to continue that domination well into the future. Thus, when selecting equity investments, typically the minimum time horizon is three to five years. The Sub-Advisor believes that attractive returns can only be achieved by structuring portfolios distinct from the market indices. As a result, the Fund’s portfolio will typically have approximately 30 companies concentrating on the best ideas developed in the Sub-Advisor’s investment process.

The Sub-Advisor’s core investment philosophy incorporates the first four attributes below when considering a security for inclusion in the Fund’s portfolio, and the last two when constructing and managing the portfolio:

I.	Thematic Strength: The Sub-Advisor seeks to find businesses benefiting from a “Tailwind.” Among the long-term themes the Sub-Advisor considers as providing a Tailwind are: emerging global middle class; new ownership societies; westernization of habits on global stage; outsourcing; global commerce; aging populations worldwide; the digital revolution; and self-fulfilling growth.

6

II.	Competitive Advantages: The Sub-Advisor seeks to find businesses protected by a durable and growing “economic moat.” Examples of the important attributes identified in this step are: economies of scale; intellectual property (including patents); best in class reputation; strong relationships with customers, network effects; low-cost provider; legal or regulatory advantages.

III.	Company Culture Defines Success: The Sub-Advisor seeks to find businesses with consistent, well-articulated corporate cultures that effectively attract and keep the best people. Characteristics typically associated with outstanding cultures include: broad-based empowerment; distributed authority; clear and well-incentivized reward systems; and relatively egalitarian compensation distribution.

IV.	Valuation Matters: The Sub-Advisor seeks to find businesses for which the market price is reasonable compared to the “intrinsic value” of the company (most often assessed using discounted cash flow (“DCF”) analysis). In a phrase, the Sub-Advisor seeks to find “great companies at fair prices.” Since DCF analysis involves estimates of future business performance, and since any estimate of the future is uncertain, the Sub-Advisor believes that focusing on simple-to-understand businesses, with little or no debt and relatively steady/predictable free cash flow generation makes those estimates more reasonable. Furthermore, the Sub-Advisor employs scenario analysis (encompassing worst, nominal, and best case estimates of the future) to assess and consider a range of possible outcomes in the selection process.

V.	Focused Portfolios: The Sub-Advisor will invest in a concentrated fashion, and will select approximately 30 holdings for the Fund’s portfolio. The Sub-Advisor believes that concentration is an important component in achieving long-term growth. The Sub-Advisor further believes that an estimated total of approximately 30 holdings provides sufficient diversification and risk control by virtue of portfolio construction guidelines (as set forth below in the “Portfolio Construction” section, below).

VI.	Temperament: The Sub-Advisor defines temperament as that attitude or approach to investing that includes discipline, patience, the ability to look through the short-term to the long-term, the ability to “be greedy when others are fearful and fearful when others are greedy,” and the ability to stay rational in instances of pressure or stress. Because the Sub-Advisor believes temperament is the only one of the few consistently exploitable “edge” an investor can have, it works hard to foster and maintain it as a characteristic among its investment professionals.

Investment Process

The Sub-Advisor employs a small-team approach through an “Investment Strategy Group” consisting of four investment professionals (the “Portfolio Managers”). This team establishes portfolio guidelines for sector and industry emphasis and develops the Fund’s portfolio. The Portfolio Managers analyze the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. Utilizing the investment philosophy above, the Portfolio Managers design the portfolio strategy that will best capitalize on the expected growth. All buy and sell decisions are made by the Portfolio Managers. The Sub-Advisor emphasizes independent “grass roots” research sources for analysis of individual companies and trends, not Wall Street reports. Investment ideas are generated from a number of sources, including independent research firms, industry publications, financial media, and news events.

Portfolio Construction

The Sub-Advisor seeks non-U.S. domiciled quality growth businesses with superior growth prospects, high returns on invested capital and low or no debt. It also requires each company to maintain a durable competitive advantage, what management terms an “economic moat.” The Portfolio Managers strongly consider qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. The Sub-Advisor is sensitive to valuation and will avoid companies with limited or incomplete histories. The Portfolio Managers concentrate their efforts on large established multinational companies, with a primary emphasis in the large-cap space. Unlike other international growth managers, the Sub-Advisor generally passes on businesses in leveraged, non-growth sectors such as energy, basic materials, utilities or financials. Instead, the Sub-Advisor focuses its attention on conventional growth sectors like technology, consumer discretionary/staples and healthcare.

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Composition of the Fund’s portfolio will consist of:

(1) component stocks that in the aggregate account for at least 90% of the weight of the portfolio and each have a minimum market value of at least $100 million,

(2) component stocks that in the aggregate account for at least 70% of the weight of the portfolio and each have a minimum global monthly trading volume of 250,000 shares, or minimum global notional volume traded per month of $25,000,000, averaged over the last six months, and

(3) a minimum of 20 component stocks of which the most heavily-weighted component stock shall not exceed 25% of the weight of the portfolio, and the five most heavily-weighted component stocks shall not exceed 60% of the weight of the portfolio.

ABOUT DEPOSITARY RECEIPTS

Depositary Receipts, which include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and New York Shares (“NYSs”), are negotiable securities that generally represent a non-U.S. company’s publicly-traded equity or debt. Depositary Receipts may be purchased in the U.S. secondary trading market. They may trade freely, just like any other security, either on an exchange or in the over-the-counter market. Although typically denominated in U.S. dollars, Depositary Receipts can also be denominated in Euros. Depositary Receipts can trade on all U.S. stock exchanges as well as on many European stock exchanges, and play an essential role in the global marketplace. Since the 1920s, investors, companies and traders have used Depositary Receipts to meet their global investing needs.

STEPS IN THE INVESTMENT PROCESS AND PORTFOLIO CONSTRUCTION

Step 1	Idea Generation – Live, Listen and Learn

Multi-disciplinary process combining thematic and company-specific influences

Personal experience informed by a well-defined template:

• Live, listen and learn

• Read, study and reflect

• Identify and consider how to catch the dominant tailwinds

• Follow and contemplate respected thinkers and investment greats

Step 2	Quantitative Analysis – Narrowing the Universe with Basic and Growth Screens

Backward-looking screens help narrow the non-U.S. universe

Basic screen examples:

• Market cap of $3.5 billion or greater

• Traditional growth sectors

Quality growth screen examples:

• High returns on invested capital

• Low or no debt

• High gross, operating margins

• History of sustainable growth

End result: Only approximately 250 names for consideration

Step 3	Fundamental Analysis – Examples of Fundamental Analysis Considerations

Dominant Tailwind protected by a durable economic moat?

• Clear and simple business model

• Understandable, high-quality products and services

• Strong competitive position

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Robust culture driven by visionary leadership?

• Owner-operator, entrepreneurial culture

• Unquestionable integrity

Attractive valuation?

• Discounted cash flow model

Step 4	Portfolio Construction: Diversification Considerations and Risk Controls

Exposure to, typically, 15 or more industries Initial positions of approximately 2-5%

Maximum position size of approximately 10% Maximum sector size of approximately 45%

Maximum industry exposure of approximately 15%

Maximum emerging markets exposure approximately 35%

Step 5	Portfolio Monitoring and Sell Discipline - Potential Sell Considerations

More attractive company replaces less attractive holding

Economic moat (competitive advantage)
Culture is challenged

Leadership loses its way no longer growing
Valuation is excessive

WHO SHOULD INVEST IN THE FUND

•	Investors seeking diversification - Spreading your investment risk among foreign companies and markets that are different than the U.S. economy can help to diversify an overall portfolio.
•	Investors seeking an alternative to the MSCI EAFE Index
•	Investors seeking “focused” exposure to international investments
•	Growth oriented investors seeking exposure to globalization trends - Foreign companies are increasingly becoming more powerful and important in the global marketplace. In fact, three quarters of the world’s GDP occurs outside of the United States. ADRs allow you to invest in more regions and industries and potential growth opportunities than are available with U.S.-only securities.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

American Depositary Receipt Risk. ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

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Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s,® countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor or Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets are often dependent upon commodity prices and international trade, and can be subject to greater social, economic, regulatory, and political uncertainties potentially resulting in extreme market volatility. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. For example, investments in emerging markets are subject to a greater risk of loss due to expropriation, nationalization, confiscation or assets and other property. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund also may be subject to this risk with respect to its investments in other securities or financial instruments whose returns are related to the returns of emerging market securities.

Equity Risk. The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by the industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk. The Fund may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Large-Capitalization Risk. The Fund may invest in large-capitalization companies. As a result, the Fund may be subject to the risk that the large-capitalization segment of the market may underperform other segments of the equity market or the equity market as a whole. The underperformance of large-capitalization securities may cause the Fund’s performance to be less than you expect.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

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Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active market for shares will develop or be maintained. In addition, trading shares of the Fund may be halted because of market conditions of for reasons that, in the view of the Exchange, make trading shares inadvisable.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality; short-term debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI and on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2015, the Advisor had approximately $[ ] billion in assets under management.

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The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to receive an annual advisory fee of 0.75% based on the average daily net assets of the Fund. The Advisor pays the Sub-Advisor out of the advisory fee it receives from the Fund. The investment advisory agreement may be terminated (i) by the Board, for any reason at any time, (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated, without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Subject to shareholder approval, the Advisor will have the right, pursuant to an exemptive order from the SEC and subject to certain conditions, to terminate an existing unaffiliated sub-advisor and/or hire a new unaffiliated sub-advisor or materially amend the terms of an agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when such shareholder approval is obtained.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2015.

INVESTMENT SUB-ADVISOR

The Sub-Advisor, WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, California 92651, serves as investment sub-advisor to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. WCM Investment Management was established in 1976. WCM Investment Management serves as investment advisor to a variety of individual and institutional investor accounts. As of September 30, 2015 WCM Investment Management managed approximately $[ ] billion in assets for individuals and institutional investors, private funds, retirement plans and financial intermediaries.

A discussion regarding the basis for the Board’s most recent annual approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2014.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Paul R. Black, Portfolio Manager and Co-Chief Executive Officer

Mr. Black’s primary responsibilities are portfolio management and equity research. Prior to joining the Sub-Advisor in 1989, his thirty-two year career in the investment industry includes positions as portfolio manager with Wells Fargo Private Banking Group and Bank of America. At the Sub-Advisor, Mr. Black has helped define the Sub-Advisor’s investment strategy and pilot the Sub-Advisor’s direction. In addition to his active role in portfolio management and security selection, he has also served as a client liaison for the communication of investment decisions and strategy. Mr. Black earned a B.S. in Finance from California State University, San Diego.

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Kurt R. Winrich, CFA, Portfolio Manager and Co-Chief Executive Officer

Mr. Winrich’s primary responsibilities are portfolio management and equity research. He has over thirty-one years of experience in the investment industry and joined the Sub-Advisor in 1984. Mr. Winrich’s analytical background includes a position as the head of computer-aided design and analysis with Hughes Electronics Santa Barbara Research Center. He earned a B.A. in Physical Science from Westmont College, and a B.S. and M.S. in Electrical Engineering from Stanford University, and is also a CFA charter-holder.

Peter J. Hunkel, J.D., Portfolio Manager and Business Analyst

Mr. Hunkel’s primary responsibilities are portfolio management and equity research. His seventeen-year career in the investment industry includes a position as portfolio analyst for the Templeton Private Client Group. Mr. Hunkel has been working with the Sub-Advisor since 2001, initially as managing director at a formerly affiliated firm, Centurion Alliance. He earned a B.A. in Communications from San Jose State University, where he graduated with honors, and a J.D. at the Monterey College of Law.

Michael B. Trigg, Portfolio Manager and Business Analyst

Mr. Trigg’s primary responsibilities are portfolio management and equity research. Mr. Trigg has over fifteen years of experience in the investment industry and joined the Sub-Advisor in 2006. Prior to joining the Sub-Advisor, Mr. Trigg served as equity analyst at Morningstar, Inc. in Chicago where, in addition to general equity analysis, he managed their Model Growth Portfolio. Mr. Trigg also served as an analyst at The Motley Fool, an online investment service. He earned a B.S. in Finance from Saint Louis University, where he graduated with honors.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

[     ] , located at[     ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER INFORMATION

“BNY Mellon” and “BNY Mellon Classic ADR IndexSM” are service/licensor marks of The Bank of New York Mellon, a full service depository bank which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products, and have been licensed for use by AdvisorShares Investments, LLC. The Fund is not sponsored, endorsed or sold by The Bank of New York Mellon and The Bank of New York Mellon makes no representation regarding the advisability of investing in the Fund.

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SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in U.S.-traded securities with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

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BOOK-ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book-entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders.

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Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income or qualified dividend income. For non-corporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to non-corporate shareholders at reduced tax rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund.

•	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. The U.S. has entered into tax treaties with certain foreign countries that may entitle the Fund to a reduced rate of, or exemption from, foreign taxes on certain income it receives. The effective rate of foreign tax cannot be determined in advance because the amount of the Fund’s assets to be invested within various countries is not known. In addition, the Fund’s investments in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the Fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

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Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by [     ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

17

ADVISORSHARES TRUST — ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF

Financial Highlights

	Year ended June 30, 2015		Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period July 21, 2010 * to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$		$32.65	$28.72	$31.46	$25.00
Investment Operations
Net Investment Income (Loss) (1)			0.18	0.11	0.07	0.15
Net Realized and Unrealized Gain (Loss)			6.29	3.99	(2.58)	6.40
Distributions of Net Realized Gains by other investment companies			—	0.00 (2)	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations			6.47	4.10	(2.51)	6.55

Distributions from Net Investment Income			(0.17)	(0.17)	(0.11)	(0.09)
Distributions from Realized Capital Gains			—	—	(0.12)	—
Total Distributions			(0.17)	(0.17)	(0.23)	(0.09)
Net Asset Value, End of Period	$		$38.95	$32.65	$28.72	$31.46
Market Value, End of Period	$		$38.93	$32.63	$28.70	$31.58
Total Return
Total Investment Return Based on Net Asset Value (3)		%	19.85%	14.30%	(7.94)%	26.21%
Total Investment Return Based on Market (3)		%	19.85%	14.29%	(8.36)%	26.69%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$		$12,660	$7,346	$6,462	$8,651
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense (4)		%	1.25%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense (4)		%	1.67%	2.52%	4.17%	3.04%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense (4)		%	1.67%	2.52%	4.17%	3.04%
Net Investment Income (Loss) (4)		%	0.50%	0.36%	0.24%	0.52%
Portfolio Turnover Rate (5)		%	24%	38%	16%	34%

_________________________________________

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Less than $0.005.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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ADVISORSHARES WCM / BNY MELLON FOCUSED GROWTH ADR ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisor	WCM Investment Management 281 Brooks Street Laguna Beach, California 92651
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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NYSE Arca Ticker: HDGB

Sub-advised by:

Treesdale Partners, LLC

ADVISORSHARES TRUST

4800 Montgomery Lane • Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

Prospectus dated November 1, 2015

This Prospectus provides important information about the AdvisorShares Treesdale Rising Rates ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense .

ADVISORSHARES TREESDALE RISING RATES ETF

(NYSE Arca Ticker: HDGB)

FUND SUMMARY

INVESTMENT OBJECTIVE

The AdvisorShares Treesdale Rising Rates ETF seeks total return while providing protection in a rising interest rate environment.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.15%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES(a)	X.XX%
TOTAL ANNUAL OPERATING EXPENSES	X.XX%
FEE WAIVER/EXPENSE REIMBURSEMENT(b)	X.XX%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/EXPENSE REIMBURSEMENT	X.XX%

(a) Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor for any reason upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
AdvisorShares Treesdale Rising Rates ETF	$XXX	$XXX

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. The Fund is new and does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by primarily taking positions in mortgage-related products with interest-only cash flows while managing duration risk with liquid interest rate products. To employ the Fund’s strategy, Treesdale Partners, LLC (the “Sub-Advisor”) seeks to generate enhanced returns in an environment of rising interest rates by investing principally in agency interest-only mortgage-backed securities and interest-only swaps to maintain a negative portfolio duration with a generally positive current yield. The mortgage-related instruments in which the Fund invests are intended to provide significant negative duration exposure and will generally benefit from rising interest rates. The overall duration of the Fund’s fixed income investments generally will range from -5 to -15 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  A portfolio with negative duration generally incurs a loss when interest rates and yields fall.  To counter the impact of such potential losses, the Fund’s negative duration may be partly offset with long positions in U.S. Treasury obligations, interest rate swaps and other positive duration products.

In determining the Fund’s investment allocations, the Sub-Advisor will perform both top-down and security specific analysis. The overall negative duration target and allocation to specific subsectors of the mortgage interest-only and derivatives markets are based on high-level macro and relative value analysis across fixed income markets. Using these targets, allocations to individual positions are made based on detailed value analysis. Liquid U.S. Treasury obligations and interest rate swaps are used to adjust the portfolio to certain negative duration targets. While the U.S. Treasury and rate swap hedges may be rebalanced daily, the core mortgage portfolio will be less frequently rebalanced.

To mitigate idiosyncratic prepayment risks and other dimensions of bond risk, the Sub-Advisor seeks to diversify the Fund’s portfolio. To hedge against the risk of a large downward move in interest rates, the Sub-Advisor may also purchase options on interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

2

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk.

Fixed Income Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities also are subject to prepayment, interest rate, and credit risks.

Income Risk. The income from the Fund’s investments may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund portfolio’s current earnings rate.

Interest Rate Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Floating or adjustable rate securities (such as most loans) typically have less exposure to interest rate fluctuations than other fixed income securities and their exposure will generally be limited to the period of time until the interest rate on the security is reset.

Issuer Risk. The value of a security may increase for a number of reasons that directly relate to the issuer, such as management performance, improved financial condition and increased demand of the issuer’s goods or services. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease.

3

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

Options Risk. Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security. The Fund also risks losing all or part of the cash paid for purchasing call and put options. Fund assets covering written options cannot be sold while the option is outstanding, unless replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management as well as the ability of the Fund to meet other current obligations.

Prepayment Risk. The Fund may invest in mortgage related securities, each of which, like other debt securities, may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. In addition, trading shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading shares inadvisable.

U.S. Government Securities Risk. The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Treesdale Partners, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Zachary Cooper, Managing Director	since 2013
Yung Lim, Managing Partner	since 2002

4

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), then receives 25,000 shares of the Fund (or multiples thereof) generally in exchange for a specified amount of cash totaling the NAV of the Creation Unit(s).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund generally are issued and redeemed in return for a specified amount of cash totaling the NAV of the Creation Units.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Fund is designed to profit from rising interest rates while producing attractive returns in a stable environment.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The use of swap agreements and similar instruments exposes the Fund to risks that are different than those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

6

Credit Risk. The Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Derivatives Risk. The Fund may invest in derivatives to gain market exposure, enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. The Fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund, thereby causing the Fund to be more volatile than it would have been had it no invested in derivatives. These risks could cause the Fund to lose more than the principal amount invested.

Fixed Income Securities Risk. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of such securities generally decline. The prices of high-yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a fund’s net asset value.

Income Risk. The market value of fixed income investments changes in response to interest rate changes and other factors. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities in lower-yielding securities. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

7

Interest Rate Risk. The values of fixed rate debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Issuer Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If it is determined that an issuer of a municipal security has not complied with applicable requirements, the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Advisor to dispose of such securities at a fair price at the time the Sub-Advisor believes it is desirable to do so.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Advisor and a portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub- Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If the Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

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Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities or commodities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund.

Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Options Risk. Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security. The Fund also risks losing all or part of the cash paid for purchasing call and put options. Fund assets covering written options cannot be sold while the option is outstanding, unless replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management as well as the ability of the Fund to meet other current obligations. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. The Fund may reduce its holdings of put options resulting in an increased exposure to a market decline.

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Prepayment Risk. The Fund may invest in mortgage related securities, each of which, like other debt securities, may be paid off early if the issuer of a security can repay principal prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates are rising, the duration of fixed rate mortgage-related securities may be extended, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active market for shares will develop or be maintained. In addition, trading shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading shares inadvisable.

U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in debt securities and money market instruments, either directly or through exchange traded funds (“ETFs”). The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI and on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2015, the Advisor had approximately $[   ] billion in assets under management.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to receive an annual advisory fee based on the average daily net assets of the Fund. The fee is paid at the following rates: 1.15% with respect to the first $250,000,000 of the average daily net assets of the Fund; 1.05% with respect to the next $750,000,000 of the average daily net assets of the Fund; and 0.95% with respect to the average daily net assets of the Fund in excess of $1,000,000,000. The Advisor pays the Sub-Advisor out of the advisory fee it receives from the Fund. The investment advisory agreement may be terminated: (i) by the Board for any reason at any time; (ii) with respect to the Fund upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, Acquired Fund Fees and Expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor for any reason upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Advisor, subject to certain conditions, has the right to terminate an existing unaffiliated sub-advisor and/or hire a new unaffiliated sub-advisor or materially amend the terms of an agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when there is a significant change in the Fund’s sub-advisory arrangement.

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A discussion regarding the basis for the Board’s initial approval of the Fund’s investment advisory agreement will be available in the Trust’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

INVESTMENT SUB-ADVISOR

Treesdale Partners, LLC, located at 1325 Avenue of the Americas, Suite 2302, New York, New York 10019, serves as investment sub-advisor to the Fund. The Sub-Advisor was established in 2002 and provides investment advisory services with respect to private, pooled investment vehicles, including investment funds, and managed accounts. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. As of September 30, 2015, the Sub-Advisor had approximately $[ ] million in assets under management.

A discussion regarding the basis for the Board’s initial approval of the Fund’s investment sub-advisory agreement will be available in the Trust’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Zachary Cooper , Managing Director and Portfolio Manager

Zachary Cooper is a Managing Director of Treesdale Partners, LLC and portfolio manager for the firm’s rising rates strategy.  Mr. Cooper is a securitized products market veteran with over 18 years of experience across a variety of roles. Prior to joining Treesdale Partners, he was the sole non-agency MBS and ABS trader at The PrinceRidge Group, a boutique investment bank. Prior to that, Mr. Cooper was a Principal at Highland Financial Holdings LLC, a hedge fund with peak AUM of over $1.3B, where he was a senior portfolio manager and on the investment committee. At Highland he specialized in analyzing, trading, and hedging securitized investment products across the capital structure and he also managed the research and model development teams. Mr. Cooper began his career at Deutsche Bank Securities in structuring and analytics where he both coded and ran proprietary securitization models. Later he managed a $2B proprietary MBS derivatives portfolio and ran the structuring and trading of a highly profitable franchise loan securitization effort. Mr. Cooper received a B.A. in Computer Science from Harvard University and earned the Chartered Financial Analyst designation.

Yung Lim , Managing Partner and Portfolio Manager

Yung Lim is Co-Founder and a Managing Partner of Treesdale Partners, LLC, where he sits on the executive investment committee of the multi-manager and direct investment funds. He has over twenty five years of experience in the fixed income and related markets serving in various roles including investment advisory, risk management, and development of sophisticated trading strategies. Since 2002, Mr. Lim has co-managed or overseen various fixed income focused strategies including Treesdale Rising Rates Strategy, Treesdale Fixed Income Fund, Treesdale Recovery Fund and Treebrook Macro Fund.

In the early 1990s, Mr. Lim worked at Merrill Lynch as vice president in charge of risk management for the mortgage desk, typically handling $5 billion in inventory. Prior to this, he served as the key senior portfolio strategist in the mortgage department responsible for providing investment advice to major institutional clients. After Merrill Lynch, Mr. Lim was a senior consultant at Andrew Davidson & Co., Inc., a premier consulting firm specializing in fixed income markets, where he performed advisory work for major financial institutions. Mr. Lim has co-authored a book on advanced valuation and analysis techniques for mortgage securities titled Collateralized Mortgage Obligations, by Davidson, Ho, and Lim. He has also published various articles in major fixed-income publications, including Bond and Mortgage Markets, edited by Frank Fabozzi. Mr. Lim has an M.B.A. from the University of Chicago and a B.S. in Electrical Engineering from the California Institute of Technology.

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Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

[              ], located at [                             ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

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More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of the Fund’s shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

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INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short term capital gains will generally be taxed to you as ordinary income. The Fund does not expect a significant portion of its distributions to qualify to be reported as qualified dividend income (which is taxable to noncorporate shareholders at reduced maximum tax rates) or to qualify for the dividends-received deduction for corporations.

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•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to non-corporate shareholders at reduced maximum tax rates. The Fund’s distributions from short-term capital gains will be taxed to you as ordinary income.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends and net capital gain distributions received from the Fund.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund, cause income or gain to be recognized even though corresponding cash is not received by the Fund, and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Fund’s investments in complex securities can be found in the Fund’s SAI.

Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain.

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Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 (or, in certain cases, after later dates) and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You should consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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FINANCIAL HIGHLIGHTS

The Fund’s Financial Statements will be available after the Fund has completed a full fiscal year of operations.

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ADVISORSHARES TREESDALE RISING RATES ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisor	Treesdale Partners, LLC 1325 Avenue of the Americas, Suite 2302 New York, New York 10019
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge, by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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Statement of Additional Information

ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (the “SAI”) relates to shares of the following series (each a “Fund” and collectively, the “Funds”):

AdvisorShares Athena High Dividend ETF (NYSE Arca Ticker: DIVI)

AdvisorShares EquityPro ETF (NYSE Arca Ticker: EPRO)

AdvisorShares Global Echo ETF (NYSE Arca Ticker: GIVE)

AdvisorShares Madrona Domestic ETF (NYSE Arca Ticker: FWDD)

AdvisorShares Madrona Global Bond ETF (NYSE Arca Ticker: FWDB)

AdvisorShares Madrona International ETF (NYSE Arca Ticker: FWDI)

AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca Ticker: MATH)

AdvisorShares Morgan Creek Global Tactical ETF (NYSE Arca Ticker: GTAA)

AdvisorShares Newfleet Multi-Sector Income ETF (NYSE Arca Ticker: MINC)

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (NYSE Arca Ticker: FLRT)

AdvisorShares Peritus High Yield ETF (NYSE Arca Ticker: HYLD)

AdvisorShares Pring Turner Business Cycle ETF (NYSE Arca Ticker: DBIZ)

AdvisorShares QAM Equity Hedge ETF (NYSE Arca Ticker: QEH)

AdvisorShares Ranger Equity Bear ETF (NYSE Arca Ticker: HDGE)

AdvisorShares Sage Core Reserves ETF (NYSE Arca Ticker: HOLD)

AdvisorShares STAR Global Buy-Write ETF (NYSE Arca Ticker: VEGA)

AdvisorShares Sunrise Global Multi-Strategy ETF (NASDAQ Ticker: MULT)

AdvisorShares TrimTabs Float Shrink ETF (NYSE Arca Ticker: TTFS)

AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (NYSE Arca Ticker: AADR)

AdvisorShares YieldPro ETF (NASDAQ Ticker: YPRO)

This SAI is not a prospectus. It should be read in conjunction with each Fund’s prospectus dated November 1, 2015 (each, a “Prospectus” and collectively, the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. Copies of each Fund’s Prospectus are available, without charge, upon request by contacting the Trust at the address or telephone number above. Shares of the Funds are listed on NYSE Arca, Inc. or NASDAQ Stock Market LLC (each an “Exchange”) and trade in the secondary market.

The Funds’ financial statements for the fiscal year ended June 30, 2015 are included in the Trust’s Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The date of this SAI is November 1, 2015.

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time.

As of the date of this SAI, the Trust consists of twenty-three separate funds, not all of which are currently offered for sale. This SAI relates only to the following twenty series of the Trust:

•	AdvisorShares Athena High Dividend ETF
•	AdvisorShares EquityPro ETF
•	AdvisorShares Global Echo ETF
•	AdvisorShares Madrona Domestic ETF
•	AdvisorShares Madrona Global Bond ETF
•	AdvisorShares Madrona International ETF
•	AdvisorShares Meidell Tactical Advantage ETF
•	AdvisorShares Morgan Creek Global Tactical ETF
•	AdvisorShares Newfleet Multi-Sector Income ETF
•	AdvisorShares Pacific Asset Enhanced Floating Rate ETF
•	AdvisorShares Peritus High Yield ETF
•	AdvisorShares Pring Turner Business Cycle ETF
•	AdvisorShares QAM Equity Hedge ETF
•	AdvisorShares Ranger Equity Bear ETF
•	AdvisorShares Sage Core Reserves ETF
•	AdvisorShares STAR Global Buy-Write ETF
•	AdvisorShares Sunrise Global Multi-Strategy ETF
•	AdvisorShares TrimTabs Float Shrink ETF
•	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
•	AdvisorShares YieldPro ETF

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

The shares of the Funds are subject to approval for listing on the Exchange. The shares of each Fund, as described in the Fund’s Prospectus, will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

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The AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF each offer and issue shares at NAV in aggregated lots (each a “Creation Unit” or a “Creation Unit Aggregation”) of 50,000 or more, and AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Sunrise Global Multi-Strategy ETF, AdvisorShares TrimTabs Float Shrink ETF, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF, and AdvisorShares YieldPro ETF each offer and issue Creation Units consisting of 25,000 or more shares each, generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF offers and issues Creation Units consisting of 50,000 or more shares, and the AdvisorShares Ranger Equity Bear ETF offers and issues Creation Units consisting of 25,000 or more shares, generally in exchange for the deposit of cash totaling the NAV of the Creation Units. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s shares and AdvisorShares Ranger Equity Bear ETF’s shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for each Fund. In addition, for each Fund except the AdvisorShares Ranger Equity Bear ETF, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to each Fund, which is a diversified open-end management investment company. Each Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together with this SAI. The investment objective of each Fund is non-fundamental and may be changed without the approval of shareholders.

The day-to-day portfolio management of each Fund is provided by the sub-advisor to the Fund and is subject to the oversight of the Advisor and the Board. The sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) and the Funds they manage are listed below.

Fund	Sub-Advisor
AdvisorShares Athena High Dividend ETF	AthenaInvest Advisors, LLC.
AdvisorShares EquityPro ETF	The Elements Financial Group, LLC
AdvisorShares Global Echo ETF	Reynders, McVeigh Capital Management, LLC Baldwin Brothers Inc. Community Capital Management, Inc.
AdvisorShares Madrona Domestic ETF	Madrona Funds, LLC
AdvisorShares Madrona Global Bond ETF	Madrona Funds, LLC
AdvisorShares Madrona International ETF	Madrona Funds, LLC
AdvisorShares Meidell Tactical Advantage ETF	American Wealth Management
AdvisorShares Morgan Creek Global Tactical ETF	Morgan Creek Capital Management, LLC
AdvisorShares Newfleet Multi-Sector Income ETF	Newfleet Asset Management, LLC
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	Pacific Asset Management
AdvisorShares Peritus High Yield ETF	Peritus I Asset Management, LLC
AdvisorShares Pring Turner Business Cycle ETF	Pring Turner Capital Group
AdvisorShares QAM Equity Hedge ETF	Commerce Asset Management, LLC
AdvisorShares Ranger Equity Bear ETF	Ranger Alternative Management, L.P.
AdvisorShares Sage Core Reserves ETF	Sage Advisory Services, Ltd. Co.
AdvisorShares STAR Global Buy-Write ETF	Partnervest Advisory Services, LLC
AdvisorShares Sunrise Global Multi-Strategy ETF	Sunrise Capital Partners, LLC
AdvisorShares TrimTabs Float Shrink ETF	Trim Tabs Asset Management, LLC
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	WCM Investment Management
AdvisorShares YieldPro ETF	The Elements Financial Group, LLC

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Each Sub-Advisor selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. The AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Sunrise Global Multi-Strategy ETF, and AdvisorShares YieldPro ETF are “funds of funds” that seek to achieve their investment objectives by investing primarily in other exchange-traded funds (“ETFs”) and other exchange-traded products, including, but not limited to, exchange-traded notes (“ETNs”), exchange-traded currency trusts, and closed-end funds (collectively, “ETPs”), as described in each Fund’s Prospectus (each a “Fund of Funds” and collectively, the “Funds of Funds”). Other Funds, such as the AdvisorShares EquityPro ETF, AdvisorShares Pring Turner Business Cycle ETF, and AdvisorShares Global Echo ETF, also may invest to a significant extent in ETPs. To the extent a Fund is a Fund of Funds or invests in ETPs, it will be indirectly subject to the risks associated with the portfolio securities and investment techniques of its underlying ETPs.

The investment techniques and instruments described below and in each Fund’s Prospectus may, consistent with each Fund’s investment objective and investment policies, be used by a Fund if, in the opinion of the Advisor or the Sub-Advisor, such strategies will be advantageous to the Fund. Not all of the Funds will invest in all of the instruments and techniques described below. In addition, each Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Funds will periodically change the composition of their portfolios to best meet their respective investment objectives. For more information about each Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Borrowing

While the Funds do not anticipate doing so, each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund may use leverage during periods when its Sub-Advisor believes that the Fund’s investment objective would be furthered.

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Each Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Currency Transactions

Foreign Currencies. Each Fund may invest directly and indirectly in foreign currencies. The AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF and AdvisorShares YieldPro ETF, in particular, are expected to have investment exposure to foreign currencies. Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. When used for hedging purposes, forward currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•	Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•	Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

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•	Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

•	Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

•	Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•	Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments. Although the Funds do not currently expect to engage in currency hedging, each Fund and certain of the underlying ETPs may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

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A Fund’s or an underlying ETP’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or an underlying fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund of Funds or certain of the underlying ETPs may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund or certain of the underlying ETPs may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund of Funds or certain of the underlying ETPs use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund or certain of the underlying ETPs may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund or certain of the underlying ETPs will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.

A Fund or certain of the underlying ETPs in which it invests may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or underlying ETP has or in which that Fund or underlying ETP expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund of Funds or certain of the underlying ETPs may also engage in Proxy Hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund’s securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund or certain of the underlying ETPs holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars.

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Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund or certain of the underlying ETPs if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or certain of the underlying ETPs in which it invests is engaging in Proxy Hedging. If a Fund or certain of the underlying ETPs in which it invests enters into a currency hedging transaction, the Fund or the underlying ETP will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund or certain of the underlying ETPs in which it invests if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund of Funds may also buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Each Fund of Funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Funds may have to limit their currency transactions to qualify as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

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The Funds of Funds currently do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Funds of Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If a Fund of Funds engages in an offsetting transaction, the Fund may later enter into a new forward currency contract to sell the currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Funds of Funds may convert their holdings of foreign currencies into U.S. dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities. Each Fund of Funds may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

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Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

The Funds of Funds may also invest in principal exchange rate linked securities (“PERLsSM”). PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about the time of maturity. The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

The Funds of Funds may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Equity Securities

Each Fund and the underlying ETPs may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund, or an underlying ETP, may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Each Fund may invest in the types of equity securities described below:

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•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•	Investments in Foreign Equity Securities. A Fund may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

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Exchange-Traded Notes (ETNs)

Each Fund may, and the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Ranger Equity Bear ETF, AdvisorShares Sage Core Reserves ETF, and AdvisorShares STAR Global Buy-Write ETF intend to, invest in ETNs. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.

It is expected that the issuer’s credit rating will be investment-grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline, as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. A Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities

Each Fund and certain of the underlying ETPs may invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

•	Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•	Creditor Liability and Participation on Creditors Committees. Generally, when a fund holds bonds or other similar fixed income securities of an issuer, the fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when its Sub-Advisor believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, a Sub-Advisor has the authority to represent the Trust, or its Fund, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

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•	Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

•	Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

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Debt Securities. Fixed income securities are debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

•	Corporate Debt Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Peritus High Yield ETF, and AdvisorShares Pring Turner Business Cycle ETF intend to, invest in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Fund’s Sub-Advisor. A Fund may invest in all grades of corporate debt securities, including below investment-grade securities, as discussed below. See Appendix A for a description of corporate bond ratings. A Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower-ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

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•	Below Investment-Grade Debt Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF intend to, invest in below investment-grade securities. Below investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or (“Moody’s”) lower than BBB- by Standard & Poor’s (“S&P”)) or are determined to be of comparable quality by the Fund’s Sub-Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

A Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, its Sub-Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

•	Unrated Debt Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF intend to, invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

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•	Commercial Paper. Each Fund and certain of the ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Peritus High Yield ETF intend to, invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. Each Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s. See Appendix A for a description of commercial paper ratings.

•	Inflation-Indexed Bonds. Each Fund and certain of the ETPs may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may, and the AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Peritus High Yield ETF and AdvisorShares YieldPro ETF intend to, invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

•	Mortgage Pass-Through Securities. Each Fund and certain of the underlying ETPs may invest in mortgage pass-through securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

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The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

•	Agency Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may invest in agency mortgage-related securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the United States government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.

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In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase a limited amount of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The SPAs contain various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Please see “U.S. Government Securities” for additional information on these agreements.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers, (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis, and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

•	Privately Issued Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may invest in privately issued mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, its Sub-Advisor determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which, in its Sub-Advisor’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets will be invested in illiquid securities.

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Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third-party entities. It is possible these third-parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third-parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

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Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, a Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Each Sub-Advisor seeks to manage the portion of its Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, a Sub-Advisor will consider a number of factors. These include, but are not limited to (1) the nature of the borrowers (e.g., residential vs. commercial), (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower), and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

•	Collateralized Mortgage Obligations (“CMOs”). Each Fund and certain of the underlying ETPs may invest in CMOs, which are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, its Sub-Advisor may invest in various tranches of CMO bonds, including support bonds.

•	Commercial Mortgage-Backed Securities. Each Fund and certain of the underlying ETPs may invest in commercial mortgage-backed securities, which include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•	Other Mortgage-Related Securities. Each Fund and certain of the underlying ETPs may invest in other mortgage-related securities, which include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

•	CMO Residuals. Each Fund and certain of the underlying ETPs may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

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The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities – Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933 (the “Securities Act”). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

•	Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). Each Fund and certain of the underlying ETPs may invest in ARMBSs, which have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

•	Stripped Mortgage-Backed Securities (“SMBSs”). Each Fund and certain of the underlying ETPs may invest in SMBS, which are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

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SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

•	Asset-Backed Securities (“ABSs”). Each Fund and certain of the underlying ETPs may invest in ABSs, which are bonds backed by pools of loans or other receivables. ABSs are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABSs are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABSs include various forms of credit enhancement. Some ABSs, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABSs also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABSs are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Consistent with a Fund’s investment objectives and policies, its Sub-Advisor also may invest in other types of ABSs.

•	Collateralized Bond Obligation (“CBO”), Collateralized Loan Obligation (“CLO”) and Other Collateralized Debt Obligation (“CDO”). Each Fund and certain of the underlying ETPs may invest in each of collateralized bond obligations, collateralized loan obligations, other collateralized debt obligations and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment-grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

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For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a Fund as illiquid securities, however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and certain Funds’ Prospectuses (e.g., fixed income risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, and (iv) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Foreign Issuers

Each Fund may, and the AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares STAR Global Buy-Write ETF, and AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF intend to, invest in issuers located outside the United States directly, or in financial instruments, including ETPs, that are indirectly linked to the performance of foreign issuers. Other examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

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Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign issuers may involve risks not typically associated with investing in issuers domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

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Geographic Risk. Certain of the underlying ETPs may have significant investment exposure to particular countries or regions. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Russia) or a specific region (e.g., Europe or African countries) is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Middle East or Africa, can be interdependent and may all decline at the same time.

Asia. To the extent a Fund’s investments have significant investment exposure to Asia, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development, others have been and continue to be subject to some extent, over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Eastern Europe. A Fund’s investments may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Fund’s portfolio may be adversely affected by political, social, and economic developments in any of the Eastern European countries.

Europe. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

Latin America. Latin American economies are generally considered emerging markets and are typically characterized by high interest, inflation, and unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

Middle East and Africa. Certain Middle Eastern and African markets are in only the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern and African countries typically are fewer in number and less well capitalized than brokers in the United States. In addition, the political and legal systems in Middle Eastern and African countries may have an adverse impact on an investment in such countries.

North America. The U.S. is Canada’s largest trading and investment partner, and the Canadian economy is, therefore, significantly affected by developments in the U.S. economy. The U.S. is also a significant trading partner of many emerging markets in which Funds the Funds may invest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on these markets.

Pacific Region. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the U.S. and, in particular, on the price and demand for agricultural products and natural resources.

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Futures and Options Transactions

Futures and Options on Futures. The Funds and certain of the underlying ETPs may buy and sell futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Each Fund and certain of the underlying ETPs may use futures contracts and related options for bona fide hedging, attempting to offset changes in the value of securities held or expected to be acquired or be disposed of, attempting to gain exposure to a particular market, index or instrument, or other risk management purposes. To the extent a Fund invests in futures, options on futures or for other instruments subject to regulation by the CFTC, it will do so in reliance on and in accordance with CFTC Regulation 4.5. The Trust, on behalf of certain of its series, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, none of the Funds is deemed to be a “commodity pool”, and the Advisor is not deemed to be a “commodity pool operator” with respect to the Funds, under the Commodity Exchange Act (“CEA”) and they are not subject to registration or regulation as such under the CEA. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies.

Each Fund and certain of the underlying ETPs may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

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A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on its Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Other Options. Each Fund and certain of the underlying ETPs may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

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All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund (1) owns the security underlying the call until the option is exercised or expires, (2) holds an American-style call on the same security as the call written with an exercise price (i) no greater than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets designated on the fund’s records or placed in a segregated account with the fund’s custodian, (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated), or (4) segregates cash or other liquid assets on the fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by a Fund will be covered by (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any) or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

A Fund may trade put and call options on securities, securities indices and currencies, as the Fund’s Sub-Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

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The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them, (3) there may not be a liquid secondary market for options, and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Hybrid Instruments

Each Fund and certain of the underlying ETPs may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

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Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. Each Fund and the underlying ETPs may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Illiquid Securities

Each of the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares Sunrise Global Multi-Strategy ETF, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF and AdvisorShares YieldPro ETF may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act (“restricted securities”), as long as none of the Funds invests more than 15% of its net assets in illiquid securities. The AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Ranger Equity Bear ETF, AdvisorShares STAR Global Buy-Write ETF and AdvisorShares TrimTabs Float Shrink ETF may hold illiquid securities, including restricted securities, as long as none of the Funds holds more than 15% of its net assets in illiquid securities. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

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A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by a Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when its Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than U.S. Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the fund if, after the sale (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

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Consistent with the restrictions discussed above, each Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor or Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, a Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, when a Fund invests in a BDC, the Fund’s Total Annual Fund Operating Expenses will be effectively overstated by an amount equal to the Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

Each Fund may invest in index-based ETFs as well as ETFs that are actively managed.

Closed-End Funds. Each Fund and certain of the underlying ETPs may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by a Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by a Fund will exist. A Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While a Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While a Fund investing in closed-end funds attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. A Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates, unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the respective Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third-party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

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Each Fund will adhere to the following conditions whenever its portfolio securities are loaned (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower, (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral, (iii) the Fund must be able to terminate the loan on demand, (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value, (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian), and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Funds’ securities lending arrangements are subject to Board approval. In addition, to the extent a Fund engages in securities lending, the Board has adopted procedures that are reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Loan Participations and Assignments

Senior Loans. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates that float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in Senior Loans that are not secured by any collateral. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF generally invests in loans that may be in the form of participations and assignments. When investing in loan participations, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF does not have a direct contractual relationship with the borrower and has no rights against the borrower, i.e., the fund cannot enforce its rights directly; it must rely on intermediaries to enforce its rights. When investing in assignments, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF steps into the shoes of the intermediary who sold it the assignment and can enforce the assigned rights directly. These rights may include the right to vote along with other lenders on such matters as enforcing the terms of a loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in a loan, and may require a vote by lenders holding two-thirds or more of the investment in a loan. Because the AdvisorShares Pacific Asset Enhanced Floating Rate ETF typically does not hold a majority of the investment in any loan, it may not be able by itself to control decisions that require a vote by the lenders.

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Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR is 1.00% and the borrower is paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF has direct recourse against the borrower, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Sub-Advisor will also monitor these aspects of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s investments and, where the AdvisorShares Pacific Asset Enhanced Floating Rate ETF owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF were determined to be subject to the claims of the agent’s general creditors, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

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The risks associated with Senior Loans are similar to the risks of “junk” securities. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a AdvisorShares Pacific Asset Enhanced Floating Rate ETF to invest assets at lower yields.

Although Senior Loans in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s NAV than if that value were based on available market quotations, and could result in significant variations in the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s limitation on illiquid investments. In addition, floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s ability to sell loans and can adversely affect a loan’s liquidity and the price that can be obtained.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest. If a secondary market exists for certain of the Senior Loans in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a AdvisorShares Pacific Asset Enhanced Floating Rate ETF may be adversely affected.

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The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the AdvisorShares Pacific Asset Enhanced Floating Rate ETF has obligated itself to make to the borrower, but that the borrower has not yet requested.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the AdvisorShares Pacific Asset Enhanced Floating Rate ETF buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are predetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a fund’s NAV as a result of changes in interest rates. As a result, as short-term interest rates increase, interest payable to the AdvisorShares Pacific Asset Enhanced Floating Rate ETF from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the AdvisorShares Pacific Asset Enhanced Floating Rate ETF from its investments in Senior Loans should decrease. The amount of time required to pass before the AdvisorShares Pacific Asset Enhanced Floating Rate ETF will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio.

The participation interest and assignments in which the AdvisorShares Pacific Asset Enhanced Floating Rate ETF intends to invest may not be rated by any nationally recognized rating service. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

In addition, it is conceivable that under emerging legal theories of lender liability, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF will rely on the Sub-Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the AdvisorShares Pacific Asset Enhanced Floating Rate ETF.

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The AdvisorShares Pacific Asset Enhanced Floating Rate ETF, pursuant to its fundamental investment restrictions, may also be a lender (originator), or part of a group of lenders originating a Senior Loan. When the AdvisorShares Pacific Asset Enhanced Floating Rate ETF is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through setoff. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When the AdvisorShares Pacific Asset Enhanced Floating Rate ETF is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders.

If the AdvisorShares Pacific Asset Enhanced Floating Rate ETF purchases a floating rate loan as part of the original group of lenders or issues loans directly to the borrower (a loan originator/primary lender), it may also be deemed an underwriter and may be subject to underwriting liability and litigation risk. There is a risk that lenders and investors in loans can be sued by other creditors and shareholders of the borrowers, and may need to serve on a creditor’s committee or seek to enforce the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s rights in a bankruptcy proceeding. It is possible that losses could be greater than the original loan amount and that losses could occur years after the principal and interest on the loan has been repaid.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may also make its investments in floating rate loans through structured notes or swap agreements. Investments through these instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may incur legal expense in seeking to enforce its rights under a loan, and there can be no assurance of success or a recovery in excess of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s expenditures.

Some funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry. For purposes of these limits, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF generally will treat the borrower as the “issuer” of indebtedness held by the AdvisorShares Pacific Asset Enhanced Floating Rate ETF. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and the borrower, if the participation does not shift to the AdvisorShares Pacific Asset Enhanced Floating Rate ETF the direct debtor-creditor relationship with the borrower, current SEC interpretations require the AdvisorShares Pacific Asset Enhanced Floating Rate ETF to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the AdvisorShares Pacific Asset Enhanced Floating Rate ETF has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict the AdvisorShares Pacific Asset Enhanced Floating Rate ETF’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

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Junior Loans. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower. The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may purchase Junior Loan interests either in the form of an assignment or a loan participation.

Pooled Investment Vehicles

Each Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, a Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

The Funds may invest in certain ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher a Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and its long-term shareholders. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because a Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which a Fund invests, since such contracts generally have a remaining maturity of less than one year.

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Real Estate Investment Trusts (REITs)

Each Fund and certain of the underlying ETPs may, and the AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares QAM Equity Hedge ETF, and AdvisorShares STAR Global Buy-Write ETF intend to, invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Repurchase Agreements

Each Fund and certain of the underlying ETPs may enter into repurchase agreements with financial institutions, which may be deemed to be loans. A Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the applicable Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of the Fund’s net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

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Reverse Repurchase Agreements

Each Fund and certain of the underlying ETPs may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, none of the Funds expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33⅓% of its assets. Reverse repurchase agreements involve sales of portfolio assets by a Fund concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to that Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales

Each Fund and certain of the underlying ETPs may, and the Ranger Equity Bear ETF intends to, engage regularly in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Funds may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short or (b) otherwise cover the Fund’s short position. A Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

Each Fund and certain of the underlying ETPs may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. The Funds will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

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The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Time Deposits and Eurodollar Time Deposits

Each Fund and certain underlying ETPs may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

U.S. Government Securities

Each Fund and certain of the underlying ETPs may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less, U.S. Treasury notes have initial maturities of one to ten years, and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

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In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts of received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. The U.S. Treasury stated that the purpose of the change was to wind down Freddie Mac and Fannie Mae and to benefit taxpayers. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired — Fannie Mae’s bailout is now capped at $125 billion and Freddie Mac has a limit of $149 billion. In August 2013, President Obama announced his proposal to shut down Freddie Mac and Fannie Mae as part of a plan to overhaul the U.S.’s mortgage finance system.

Until further action is taken, the actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Sub-Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities. See “Zero Coupon Bonds” for additional information.

When-Issued, Delayed-Delivery and Forward Commitment Securities

Each Fund and certain of the underlying ETPs, from time to time, in the ordinary course of business, may purchase securities on a when-issued, delayed-delivery or forward commitment basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. A Fund will not purchase securities on a when-issued, delayed-delivery or forward commitment basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued, delayed-delivery or forward commitment securities. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued, delayed-delivery or forward commitment basis.

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Zero Coupon Bonds

Each Fund and certain of the underlying ETPs may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, a Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds, which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Funds

The investment limitations listed below are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

Each of the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, Global Echo ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Sunrise Global Multi-Strategy ETF AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF, and AdvisorShares YieldPro ETF may not:

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2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Each of the AdvisorShares Ranger Equity Bear ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares TrimTabs Float Shrink ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, and AdvisorShares Madrona Global Bond ETF may not:

3.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts..

Each Fund may not:

4.	(i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

5.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. A Fund will not invest 25% or more of its total assets in any investment company that so concentrates.*

6.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.**

7.	Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

8.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

** Without limiting the foregoing, the AdvisorShares Pacific Asset Enhanced Floating Rate ETF may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its investment objectives and policies; (b) engage in direct loan activity as originator or part of a loan syndicate; (c) enter into repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law.

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9.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies

In addition to the investment objective of each Fund, the investment limitations listed below are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each of the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares Sunrise Global Multi-Strategy ETF, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF, and AdvisorShares YieldPro ETF may not:

1.	Purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares STAR Global Buy-Write ETF, and AdvisorShares TrimTabs Float Shrink ETF may not:

2.	Purchase illiquid securities.

The AdvisorShares Ranger Equity Bear ETF may not:

3.	Purchase or borrow illiquid securities or securities registered pursuant to Rule 144A under the Securities Act.

4.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in short positions in equity securities without providing 60 days’ prior notice to shareholders.

The AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF may not:

5.	Change its investment strategy to invest at least 80% of its total assets in ADRs and securities that have economic characteristics similar to ADRs without providing 60 days’ prior notice to shareholders.

The AdvisorShares Peritus High Yield ETF may not:

6.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield debt securities without providing 60 days’ prior notice to shareholders.

The AdvisorShares EquityPro ETF may not:

7.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing 60 days’ prior notice to shareholders.

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The AdvisorShares Sage Core Reserves ETF may not:

8.	Invest in other investment company securities in reliance on Section 12(d)(1)F) or Section 12(d)(1)(G) of the 1940 Act.

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF may not:

9.	Change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other floating rate debt securities and in derivatives or other instruments that have economic characteristics similar to such securities without providing 60 days’ prior notice to shareholders.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Foreside Fund Services, LLC (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, each Fund’s Prospectus.

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Shares of the Funds are listed and traded on the Exchange. The shares of a Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, a Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisors, Advisor, and Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.

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Brokerage Commissions. The Funds paid the following amounts in brokerage commissions for the periods indicated below:

Fund	Fund Inception Date	Aggregate Brokerage Commissions Paid During Fiscal Years Ended June 30
		2015	2014	2013
AdvisorShares Athena High Dividend ETF	7/29/2014		*	*
AdvisorShares EquityPro ETF	7/10/2012		$486	$233
AdvisorShares Global Echo ETF	5/23/2012		$6,516	$5,286
AdvisorShares Madrona Domestic ETF	6/20/2011		$3,768	$3,189
AdvisorShares Madrona Global Bond ETF	6/20/2011		$2,210	$1,986
AdvisorShares Madrona International ETF	6/20/2011		$54,141	$21,369
AdvisorShares Meidell Tactical Advantage ETF	6/22/2011		$16,707	$9,074
AdvisorShares Morgan Creek Global Tactical ETF	10/25/2010		$54,950	$82,988
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/2013		$0	$0
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15		*	*
AdvisorShares Peritus High Yield ETF	11/30/2010		$12	$0
AdvisorShares Pring Turner Business Cycle ETF	12/18/2012		$1,626	$706
AdvisorShares QAM Equity Hedge ETF	8/7/2012		$5,572	$1,769
AdvisorShares Ranger Equity Bear ETF	1/26/2011		$814,275	$1,929,325
AdvisorShares Sage Core Reserves ETF	1/14/2014		$528	*
AdvisorShares STAR Global Buy-Write ETF	9/17/2012		$42,750	$29,719
AdvisorShares Sunrise Global Multi-Strategy ETF	7/8/2014		*	*
AdvisorShares TrimTabs Float Shrink ETF	10/4/2011		$15,002	$4,399
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	7/20/2010		$4,309	$7,354
AdvisorShares YieldPro ETF	3/4/2014		$24,952	*

* Not in operation during the period.

Differences from year to year in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.

Brokerage Selection. The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, a Sub-Advisor is not required to select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, a Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides that a sub-advisor may cause a fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the sub-advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent a Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

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The Sub-Advisors will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act. The types of products and services that a Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. A Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to a Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases, a Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Directed Brokerage. For the fiscal year ended June 30, 2015, the Funds listed below paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Sub-Advisors.

Fund Name	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
AdvisorShares Ranger Equity Bear ETF	$[ ]	$[ ]
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	$[ ]	$[ ]

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Fund’s Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those trustees who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

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For the fiscal year ended June 30, 2015, the Funds did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which a Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.

As of June 30, 2015, the Madrona Domestic ETF held securities of Bank of America Securities LLC, Bank of New York Mellon Corp., JP Morgan Chase & Co. and Morgan Stanley valued at $[ ], $[__] , $[ ] and $[ ], respectively. The Madrona International ETF held securities of Barclays PLC and Credit Suisse (USA) LLC valued at $[ ] and $[ ], respectively. The Newfleet Multi-Sector Income ETF held securities of Bank of America Securities LLC, Barclays PLC, Credit Suisse Securities (USA) LLC, Jefferies Group LLC, JP Morgan Chase & Co. and Morgan Stanley valued at $[ ], $[ ], $[ ], $[ ], $[ ] and $[___], respectively. The QAM Equity Hedge ETF held securities of JP Morgan Chase & Co. valued at $[ ]. The Sage Core Reserves ETF held securities of Bank of America Securities LLC, Bank of New York Mellon Corp., Credit Suisse Securities (USA) LLC, JP Morgan Chase & Co. and Morgan Stanley valued at $[ ], $[ ], $[ ], $[ ] and $[ ], respectively.

MANAGEMENT OF THE TRUST

Board of Trustees

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, each Fund’s Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to a Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Advisor is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

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The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisor and the Sub-Advisors and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and each Sub-Advisory Agreement with the Advisor and each Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisors to review such services. Among other things, the Board regularly considers the Advisor’s and each Sub-Advisor’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or a Sub-Advisor’s use of higher-risk financial instruments in managing a Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor, and Sub-Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and each Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC, are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisors, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

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The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Advisor, Sub-Advisors, and other service providers. Each of these parties has an independent interest in risk management, but its policies and the methods by which one or more risk management functions are carried out may differ from that of a Fund and the other parties in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act. No single Independent Trustee serves as a lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the Independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	President of AdvisorShares Trust (2009-present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	23	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present).	23	None
William G. McVay 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder of RDK Strategies, LLC (2007-present).	23	None

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Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1968)	President (no set term); served since 2009	President of AdvisorShares Trust (2009-present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLP (2013-present); Chief Compliance Officer of the Trust (2009-2013); Executive Vice President of AdvisorShares Investments, LLC (2008-2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013

Founder of Chenery Compliance Group, LLC (2015 - present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013-present); Managing Member of SEC Compliance Alliance, LLC (2012-present), President of Little Consulting Group, Inc. (2011-present); Director of Cipperman Compliance Services (2008-2011).

			N/A	N/A

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee. The Board has established the following standing committee:

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Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship, (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence, (iii) serving as a channel of communication between the independent registered public accounting firm and the Board, (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports, (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements, (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls, (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements, and (viii) other audit related matters. The Audit Committee met [ ] times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds and their shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

The Board has concluded that Mr. Hamman should serve as Trustee because of his extensive experience with mutual fund company business development, and the development of exchange-traded funds in particular, as well as his knowledge of and experience in the financial services industry in general.

The Board has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law.

The Board has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each Fund and all series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of September 30, 2015, the Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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Trustee Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee
Interested Trustee
Noah Hamman			Over $100,000
	AdvisorShares EquityPro ETF	$10,001-$50,000
	AdvisorShares Madrona Domestic ETF	$1-$10,000
	AdvisorShares Madrona Global Bond ETF	$1-$10,000
	AdvisorShares Madrona International ETF	$1-$10,000
	AdvisorShares Meidell Tactical Advantage ETF	$1-$10,000
	AdvisorShares Peritus High Yield ETF	$1-$10,000
	AdvisorShares Morgan Creek Global Tactical ETF	$1-$10,000
	AdvisorShares Newfleet Multi-Sector Income ETF	$10,001-$50,000
	AdvisorShares Pring Turner Business Cycle ETF	$1-$10,000
	AdvisorShares QAM Equity Hedge ETF	$1-$10,000
	AdvisorShares Ranger Equity Bear ETF	$1-$10,000
	AdvisorShares STAR Global Buy-Write ETF	$1-$10,000
	AdvisorShares TrimTabs Float Shrink ETF	$1-$10,000
	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	$1-$10,000
Independent Trustees
Elizabeth (Betsy) Piper/Bach	AdvisorShares Peritus High Yield ETF	$1-$10,000	$1-$10,000
	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	$1-$10,000	$1-$10,000
William G. McVay	N/A	None	None

Board Compensation. The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ended June 30, 2015.

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Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth (Betsy) Piper/Bach	$25,000	N/A	N/A	$25,000
William G. McVay	$25,000	N/A	N/A	$25,000

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of September 30, 2015, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of each Fund is set forth in the table below:

ADVISORSHARES ATHENA HIGH DIVIDEND ETF

DTC Participant	Percentage Owned

ADVISORSHARES EQUITYPRO ETF

DTC Participant	Percentage Owned

ADVISORSHARES GLOBAL ECHO ETF

DTC Participant	Percentage Owned

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ADVISORSHARES MADRONA DOMESTIC ETF

DTC Participant	Percentage Owned

ADVISORSHARES MADRONA GLOBAL BOND ETF

DTC Participant	Percentage Owned

ADVISORSHARES MADRONA INTERNATIONAL ETF

DTC Participant	Percentage Owned

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF

DTC Participant	Percentage Owned

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF

DTC Participant	Percentage Owned

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ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

DTC Participant	Percentage Owned

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF

DTC Participant	Percentage Owned

ADVISORSHARES PERITUS HIGH YIELD ETF

DTC Participant	Percentage Owned

ADVISORSHARES PRING TURNER BUSINESS CYCLE ETF

DTC Participant	Percentage Owned

ADVISORSHARES QAM EQUITY HEDGE ETF

DTC Participant	Percentage Owned

ADVISORSHARES RANGER EQUITY BEAR ETF

DTC Participant	Percentage Owned

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ADVISORSHARES SAGE CORE RESERVES ETF

DTC Participant	Percentage Owned

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

DTC Participant	Percentage Owned

ADVISORSHARES SUNRISE GLOBAL MULTI-STRATEGY ETF

DTC Participant	Percentage Owned

ADVISORSHARES TRIM TABS FLOAT SHRINK ETF

DTC Participant	Percentage Owned

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF

DTC Participant	Percentage Owned

ADVISORSHARES YIELDPRO ETF

DTC Participant	Percentage Owned

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Codes of Ethics

The Board, on behalf of the Trust, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Sub-Advisors has each adopted a code of ethics pursuant to Rule 17j-1. These codes of ethics (each, a “Code of Ethics” and collectively, the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to its Sub-Advisor. The Sub-Advisors will vote such proxies in accordance with their respective proxy policies and procedures, each of which is included in Appendix B to this SAI, except that with respect to the AdvisorShares Ranger Equity Bear ETF, the Sub-Advisor does not direct investments into securities that offer proxy voting opportunities. The Board will periodically review each Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment advisor for the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control of the Board and the officers of the Trust. In addition to its overall responsibility to manage the Funds, the Advisor oversees the investment and the reinvestment of the assets of each Fund by its Sub-Advisor, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust.

The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund’s operating expenses as described in each Fund’s Prospectus.

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After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund. In addition, the Advisor may, at any time, terminate the Advisory Agreement by not more than 60 days’ nor less than 30 days’ written notice to the Trust.

For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at the annual rates listed below based on the average daily net assets of the Funds. With respect to each Fund (except AdvisorShares Global Echo ETF), the Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding the Maximum Annual Operating Expense Limit (listed below) of each Fund’s average daily net assets for at least a year from the date of the applicable Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between a Fund’s total annual operating expenses and the Fund’s Maximum Annual Operating Expense Limit to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Fund	Advisory Fee as a % of Average Daily Net Assets		Maximum Annual Operating Expense Limit
AdvisorShares Athena High Dividend ETF	0.80%		0.99%
AdvisorShares EquityPro ETF	0.80%		1.25%
AdvisorShares Global Echo ETF	1.10%		-
AdvisorShares Madrona Domestic ETF	0.80%		1.25%
AdvisorShares Madrona Global Bond ETF	0.50%		0.95%
AdvisorShares Madrona International ETF	0.80%		1.25%
AdvisorShares Meidell Tactical Advantage ETF	1.20%		1.35%
AdvisorShares Morgan Creek Global Tactical ETF	Fee	Assets Under Management	1.25%
	0.90%	First $250,000,000
	0.80%	Next $750,000,000
	0.70%	Next $4,000,000,000
	0.60%	Over $5,000,000,000
AdvisorShares Newfleet Multi-Sector Income ETF	0.65%		0.75%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	0.95%		1.10%
AdvisorShares Peritus High Yield ETF	1.10%		1.35%
AdvisorShares Pring Turner Business Cycle ETF	1.00%		1.49%
AdvisorShares QAM Equity Hedge ETF	1.00%		1.50%
AdvisorShares Ranger Equity Bear ETF	1.50%		1.85%
AdvisorShares Sage Core Reserves ETF	0.30%		0.35%
AdvisorShares STAR Global Buy-Write ETF	1.35%		1.85%
AdvisorShares Sunrise Global Multi-Strategy ETF	1.50% with respect to the first $250,000,000 of the average daily net assets of the Fund; 1.35% with respect to the next $750,000,000 of the average daily net assets of the Fund; 1.275% with respect to the next $250,000,000 of the average daily net assets of the Fund; and 1.125% of average daily net assets of the Fund in excess of $2,500,000,000		1.75%
AdvisorShares TrimTabs Float Shrink ETF	0.99%		0.99%
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	0.75%		1.25%
AdvisorShares YieldPro ETF	0.80%		1.25%

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As part of its investment advisory agreement with the Trust with respect to the AdvisorShares Global Echo ETF, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of the Independent Trustees (including any counsel fees), and extraordinary expenses.

The Funds paid the following advisory fees to the Advisor for the periods indicated below:

	Aggregate Advisory Fees				Advisory Fees Reimbursed and/or Recaptured			Net Advisory Fees Paid
Fund	Fund
	Inception Date	2015	2014	2013	2015	2014	2013	2015	2014	2013
AdvisorShares Athena High Dividend ETF	7/29/14			--			--		--	--
AdvisorShares EquityPro ETF	7/10/12		$81,891	$14,680		$(67,622)	$(14,680)		$14,269	--
AdvisorShares Global Echo ETF	5/23/12		$79,413	$50,920		--	--		$79,413	$50,920
AdvisorShares Madrona Domestic ETF	6/20/11		$173,897	$131,181		$(35,931)	$(59,418)		$137,966	$71,763
AdvisorShares Madrona Global Bond ETF	6/20/11		$113,618	$115,439		$(27,899)	$(16,831)		$85,719	$98,608
AdvisorShares Madrona International ETF	6/20/11		$142,853	$119,800		$(54,221)	$(60,597)		$88,632	$59,203
AdvisorShares Meidell Tactical Advantage ETF	6/22/11		$166,231	$106,866		$(106,095)	$(106,866)		$60,136	--
AdvisorShares Morgan Creek Global Tactical ETF	10/25/10		$388,987	$593,554		--	--		$388,987	$593,554
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/13		$677,239	$131,717		$(88,416)	$(76,615)		$588,823	$55,102
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15		--	--		--	--		--	--
AdvisorShares Peritus High Yield ETF	11/30/10		$6,444,636	$1,951,617		--	--		$6,444,636	$1,951,617
AdvisorShares Pring Turner Business Cycle ETF	12/18/12		$53,952	$21,201		$(53,952)	$(21,201)		--	--
AdvisorShares QAM Equity Hedge ETF	8/7/12		$67,404	$32,220		$(65,019)	$(32,220)		$2,385	--
AdvisorShares Ranger Equity Bear ETF	1/26/11		$2,523,254	$4,040,741		--	--		$2,523,254	$4,040,741
AdvisorShares Sage Core Reserves ETF	1/14/14		$46,035	--		$(46,035)	--		--	--
AdvisorShares STAR Global Buy-Write ETF	9/17/12		$326,907	$158,854		--	$(58,584)		$326,907	$100,270
AdvisorShares Sunrise Global Multi-Strategy ETF	7/8/14		--	--		--	--		--	--
AdvisorShares TrimTabs Float Shrink ETF	10/4/11		$913,283	$123,962		$(159,385)	$(113,494)		$753,898	$10,468
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	7/20/10		$72,902	$87,811		$(40,767)	$(87,811)		$32,135	--
AdvisorShares YieldPro ETF	3/4/14		$146,172	--		--	--		$146,172	--

The Sub-Advisors and the Sub-Advisory Agreements

Under separate Sub-Advisory Agreements (collectively, the “Sub-Advisory Agreements”), each Sub-Advisor listed below serves as the investment sub-advisor to its respective Fund, makes the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

After an initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. Each Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

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Sub-Advisory Fees Paid to the Sub-Advisors. For its services under the Sub-Advisory Agreement, each Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of its respective Fund(s) as follows:

Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate		Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
			Fee	AUM	2015	2014	2013
AdvisorShares Athena High Dividend ETF	7/29/14	AthenaInvest Advisors LLC	0.40%			*	*
AdvisorShares EquityPro ETF	7/10/12	The Elements Financial Group, LLC	0.50%		**	$37,939	$5,138***
AdvisorShares Global Echo ETF	5/23/12	Reynders, McVeigh Capital Management, LLC	0.25%			$5,060	$3,010
		Baldwin Brothers Inc.	0.25%			$4,842	$2,983
		Community Capital Management, Inc.	0.25%			$3,964	$2,792
AdvisorShares Madrona Domestic ETF	6/20/11	Madrona Funds, LLC	0.40%			$51,018	$6,169
AdvisorShares Madrona Global Bond ETF	6/20/11	Madrona Funds, LLC	0.25%			$28,910	$37,657
AdvisorShares Madrona International ETF	6/20/11	Madrona Funds, LLC	0.40%			$17,206	$0
AdvisorShares Meidell Tactical Advantage ETF	6/22/11	American Wealth Management	0.70%			$0	$0

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Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate		Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
			Fee	AUM	2015	2014	2013

AdvisorShares Morgan Creek Global Tactical ETF	10/25/10	Morgan Creek Capital Management, LLC	0.50%	First $250 million		$196,666	$288,992****
			0.4444%	Next $750 million
			0.3889%	Next $4 billion
			0.3333%	Excess of $5 billion
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/13	Newfleet Asset Management, LLC	0.25%			$260,476	$51,661
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15	Pacific Asset Management	0.60%			*	*
AdvisorShares Peritus High Yield ETF	11/30/10	Peritus I Asset Management, LLC	0.75%			$4,403,677	$1,361,380
AdvisorShares Pring Turner Business Cycle ETF	12/18/12	Pring Turner Capital Group	0.55%			$0	$0
AdvisorShares QAM Equity Hedge ETF	8/7/12	Commerce Asset Management, LLC	0.55%	First $250 million		$0	$0
			0.60%	Excess of $250 million
AdvisorShares Ranger Equity Bear ETF	1/26/11	Ranger Alternative Management, L.P.	1.00%			$1,693,209	$2,693,827
AdvisorShares Sage Core Reserves ETF	1/14/14	Sage Advisory Services, Ltd. Co.	0.15%			$0	*
AdvisorShares STAR Global Buy-Write ETF	9/17/12	Partnervest Advisory Services LLC	0.85%			$219,452	$41,435
AdvisorShares Sunrise Global Multi-Strategy ETF	7/8/14	Sunrise Capital Partners LLC

1.00% with respect to the first $250,000,000 of the average daily net assets of the Fund;

0.90% with respect to the next $750,000,000 of the average daily net assets of the Fund;

0.85% with respect to the next $250,000,000 of the average daily net assets of the Fund; and

0.75% of average daily net assets of the Fund in excess of $2,500,000,000

						*	*

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Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate		Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
			Fee	AUM	2015	2014	2013
AdvisorShares TrimTabs Float Shrink ETF	10/4/11	Trim Tabs Asset Management, LLC	0.64%			$431,020	$0
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	7/20/10	WCM Investment Management	0.25%			$48,602	$35,306
AdvisorShares YieldPro ETF	3/4/14	The Elements Financial Group, LLC	0.50%		**	$74,219	*

* Not in operation for the period indicated.

** Effective May 18, 2015, the sub-advisory fee paid to The Elements Financial Group, LLC was increased from 0.40% to 0.50%.

*** The fees reflected represent the sub-advisory fees paid to Your Source Financial, PLC, the Fund’s former investment sub-advisor, through December 1, 2013.

**** The fees reflected represent the sub-advisory fees paid to Cambria Investment Management, Inc., the Fund’s former investment sub-advisor, through July 27, 2014.

With respect to the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Sunrise Global Multi-Strategy ETF, [AdvisorShares TrimTabs Float Shrink ETF], and AdvisorShares YieldPro ETF, the Advisor, pursuant to an exemptive order and subject to certain conditions, including Board approval, may terminate an existing unaffiliated sub-advisor and/or hire one or more new unaffiliated sub-advisors for a Fund, materially amend the terms of an agreement with an unaffiliated sub-advisor, or continue the employment of an unaffiliated sub-advisor after events that would otherwise cause an automatic termination of a sub-advisory agreement. Consequently, under the exemptive order, the Advisor has the right to hire, terminate, and replace a sub-advisor when the Board and the Advisor feel that a change would benefit a Fund. Within 90 days of retaining a new sub-advisor, shareholders of the Fund will receive notification of the change. This “manager of managers” arrangement enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by a Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of a Fund or the Advisor will require shareholder approval. With respect to the AdvisorShares WCN/BNY Mellon Focused Growth ADR ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Meidell Tactical Advantage ETF, and AdvisorShares Ranger Equity Bear ETF, approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised.

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Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own, and how they are compensated. The tables reflecting the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund they sub-advise use dollar amount ranges established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The portfolio managers do not receive any compensation directly from the Funds.

•	AthenaInvest Advisors, LLC – AdvisorShares Athena High Dividend ETF

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio manager a salary plus a discretionary bonus, which is based on the overall profitability of the Sub-Advisor. In addition, to the extent that the portfolio manager is a partner in the Sub-Advisor, he is potentially entitled to an additional share of the Sub-Advisor’s profits in any given calendar year.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of June 30, 2015.

Other Accounts Managed by Portfolio Manager. The portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
C. Thomas Howard	2	$16.5	2	$19.4	2,329	$257.3

* Information provided is as of June 30, 2015.

•	The Elements Financial Group, LLC - AdvisorShares EquityPro ETF

Portfolio Manager Compensation. Each portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. Each portfolio manager receives his compensation in the form of net revenue sharing based on the advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. Each portfolio manager’s overall compensation is tied to the profitability of the Sub-Advisor.

The portfolio manager does not receive any compensation directly from the Fund or the Advisor.

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Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Robert D. Baker	None
Philip A. Voelker	None

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Manager. The portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert D. Baker	2	$56	0	$0	724	$601.6
Philip A. Voelker	2	$56	0	$0	724	$601.6

* Information provided is as of June 30, 2015.

•	Reynders, McVeigh Capital Management, LLC, Baldwin Brothers Inc. and Community Capital Management Inc. – AdvisorShares Global Echo ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisors and do not receive any compensation directly from the Fund or the Advisor.

Reynders, McVeigh Capital Management, LLC. Messrs. Reynders and McVeigh receive fixed salaries. Employees are eligible to receive an annual bonus at the discretion of management based on individual and firm performance. In addition, as equal owners of the Sub-Advisor, Messrs. Reynders and McVeigh participate in the overall profits of the firm.

Baldwin Brothers Inc. Mr. Adam Seitchik has a fee sharing agreement with the Sub-Advisor and their compensation is determined by the advisory fee revenue generated by the firm’s Highwater Global investment strategy assets under management. Thus, Mr. Seitchik’s compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its shareholders. Mr. Seitchik may also earn a bonus each year based on the profitability of the Sub-Advisor.

Community Capital Management, Inc. Ms. Rogers and Mr. Gilfarb are paid fixed salaries, and Ms. Egan is paid a base salary with increases dependent upon increases in the Sub-Advisor’s assets under management. Each portfolio manager is eligible for an annual bonus at the Sub-Advisor’s discretion which is based upon the overall profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Reynders, McVeigh Capital Management, LLC
Charlton Reynders	$10,001 - $50,000
Patrick McVeigh	$100,001 - $200,000

* Information provided as of June 30, 2015.

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Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Reynders, McVeigh Capital Management, LLC
Charlton Reynders	1	$2.76			974	$1,042
Patrick McVeigh	1	$2.76			974	$1,042
Community Capital Management

Michelle Rogers	2	$1,682.5	1	$24.4	16	$317.9
Julie Egan	2	$1,682.5	1	$24.4	16	$317.9
Elliot Gilfarb	3	$1,713.5	1	$24.4	16	$317.9
Baldwin Brothers Inc.
Adam Seitchik

* Information provided is as of June 30, 2015.

•	Madrona Funds, LLC – AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF and AdvisorShares Madrona International ETF

Portfolio Manager Compensation. The portfolio managers are compensated by Madrona Funds, LLC. The portfolio managers are among the employees of Bauer Evans, Inc. P.S. and Madrona Financial Services, LLC who, all together, hold a 100% equity interest in the business.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned In AdvisorShares Madrona Domestic ETF*	Dollar Range of Shares Owned In AdvisorShares Madrona Global Bond ETF*	Dollar Range of Shares Owned In AdvisorShares Madrona International ETF*
Brian K. Evans	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Robert W. Bauer	None	None	None
Kristi R. Henderson	$1 - $10,000	$1 - $10,000	None

* Information provided as of June 30, 2015.

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Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian K. Evans	3	$79	0	$0	825	$144
Robert W. Bauer	3	$79	0	$0	0	$0
Kristi R. Henderson	3	$79	0	$0	0	$0

* Information provided is as of June 30, 2015.

•	American Wealth Management - AdvisorShares Meidell Tactical Advantage ETF

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager receives his compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Laif Meidell	$100,001 - $500,000

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Manager. The portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Laif Meidell					870	$250.2

* Information provided is as of June 30, 2015.

•	Morgan Creek Capital Management, LLC – AdvisorShares Morgan Creek Global Tactical ETF

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Portfolio Manager Compensation. The portfolio manager is compensated directly by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager owns a majority equity interest in the Sub-Advisor and his compensation is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its shareholders.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Mark W. Yusko	None

* Information provided as of July 25, 2015.

Other Accounts Managed by Portfolio Manager. The portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)
Mark W. Yusko	7	$1.1	32	$1.7	12	$1.3

* Information provided as of June 30, 2015.

•	Newfleet Asset Management, LLC – AdvisorShares Newfleet Multi-Sector Income ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. Virtus Investment Partners, Inc. and certain of its affiliated investment management firms, including Newfleet Asset Management, LLC (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

The following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third-party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Fund managed is generally measured over one, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

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While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David L. Albrycht
Jonathan R. Stanley
Christopher J. Kelleher

* Information provided is as of June 30, 2015.

•	AdvisorShares Pacific Asset Enhanced Floating Rate ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus. The discretionary bonus is based on accomplishment of personal, team, and enterprise objectives.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Jason Rosiak	$10,001 - $50,000
JP Leasure	$10,001 - $50,000
Bob Boyd	$10,001 - $50,000

* Information provided is as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

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Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Jason Rosiak	9	$3,940,549,897	1	$401,297,577	9	$1,041,375,540
JP Leasure	4	$1,337,332,292	1	$401,297,577	2	$152,344,905
Bob Boyd	3	$1,349,756,699	0	$0	0	$0

* Information provided is as of June 30, 2015.

•	Peritus Asset Management, LLC - AdvisorShares Peritus High Yield ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. Each portfolio manager receives their compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Ron Heller	None
Tim Gramatovich	None
Dave Flaherty	$10,001 - $50,000

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Tim Gramatovich	1	$ 376.0			1	$ 21.5
Ron Heller	1	$ 376.0			1	$ 21.5
Dave Flaherty	1	$ 376.0			1	$ 21.5

* Information provided is as of June 30, 2015.

•	Pring Turner Capital Group – AdvisorShares Pring Turner Business Cycle ETF

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Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. Joe Turner and Tom Kopas are principals/part owners of the Sub-Advisor and are compensated based on the advisory fees generated by the Sub-Advisor’s total assets under management. Jim Kopas receives a salary and may also earn a bonus each year based on the profitability of the Sub-Advisor. All portfolio managers have incentives to grow assets under management and protect and grow the capital they have responsibility to manage. Thus, portfolio manager compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its investors.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Joe D. Turner	[$100,001 - $500,000]
Tom J. Kopas	[$50,001 - $100,000]
Jim W. Kopas	[$50,001 - $100,000]

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joe D. Turner
Tom J. Kopas
Jim W. Kopas

* Information provided is as of June 30, 2015.

•	Commerce Asset Management, LLC – AdvisorShares QAM Equity Hedge ETF

Portfolio Manager Compensation. The portfolio manager is compensated by Commerce Holdings and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager receives his compensation in the form of a base salary. In addition, the portfolio manager may receive bonus compensation that is determined by the advisory revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager may also earn a bonus each year based on the profitability of the Sub-Advisor. As a shareholder of Commerce Holdings, Mr. Voldeng also receives compensation based on the profitability of Commerce Holdings and his ownership percentage.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Fund Shares*
Kurt Voldeng	[$100,000 - $500,000]

* Information provided as of June 30, 2015.

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Other Accounts Managed by Portfolio Manager. The portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kurt Voldeng

* Information provided is as of June 30, 2015.

•	Ranger Alternative Management, LP – AdvisorShares Ranger Equity Bear ETF

Portfolio Manager Compensation. The AdvisorShares Ranger Equity Bear ETF’s portfolio managers are equity participants of the Sub-Advisor and therefore receive distributions based on the Sub-Advisor’s profitability. Other than with respect to the distributions of profitability they receive pursuant to their equity participation in the Sub-Advisor, the portfolio managers do not receive a salary, bonus or other types of remuneration from the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
John Del Vecchio	$1 - $10,000
Brad H. Lamensdorf	None

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment* Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John Del Vecchio	1	$128.06	0	$0	0	$0
Brad H. Lamensdorf	1	$128.06	0	$0	0	$0

* Information provided is as of June 30, 2015.

•	Sage Advisory Services, Ltd. Co. – AdvisorShares Sage Core Reserves ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus. The discretionary bonus is based on accomplishment of personal, team, and enterprise objectives. Since the portfolio managers are also principals of the Sub- Advisor, each receives partnership distributions in addition to his salary and discretionary bonus.

Fund Shares Owned by Portfolio Managers.

78

Portfolio Manager	Dollar Range of Fund Shares*
Mark C. MacQueen	$500,001 - $1,000,000
Thomas H. Urano	$50,001 - $100,000

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark C. MacQueen	1	$47	13	$833	444	$8,510
Thomas H. Urano	1	$47	13	$833	444	$8,510

* Information provided is as of June 30, 2015.

•	Partnervest Advisory Services LLC – AdvisorShares STAR Global Buy-Write ETF

Portfolio Manager Compensation. The portfolio managers are compensated by Partnervest Advisory Services LLC and do not receive any compensation from the Fund or the Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
James G. Herrell	[None]
Kenneth R. Hyman	[$50,001 - $100,000]

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James G. Herrell
Kenneth R. Hyman

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* Information provided as of June 30, 2015.

•	AdvisorShares Sunrise Global Multi-Strategy ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus, which is based on the overall profitability of the Sub-Advisor. In addition, to the extent that a portfolio manager is a partner in the Sub-Advisor, he is potentially entitled to an additional share of the Sub-Advisor’s profits in any given calendar year.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Richard C. Slaughter	None
Christopher A. Stanton	$10,001 - $50,000

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard C. Slaughter			3	$154.4	32	$52.6
Christopher A. Stanton			3	$154.4	32	$52.6

* Information provided is as of April 30, 2015.

•	Trim Tabs Assets Management, LLC – AdvisorShares TrimTabs Float Shrink ETF

Portfolio Manager Compensation. The portfolio managers are compensated by Trim Tabs Asset Management, LLC. The Fund’s portfolio managers, Mr. Charles Biderman and Mr. Minyi Chen, are both equity owners of the Sub-Advisor and therefore are able to receive distributions based on the Sub-Advisor’s profitability.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Fund Shares*
Charles Biderman	$100,001 - $500,000
Minyi Chen	$10,001 - $50,000

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

80

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Charles Biderman	1	$242	0	$0	0	$0
Minyi Chen	2	$250	0	$0	0	$0

* Information provided is as of June 30, 2015.

•	WCM Investment Management – AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor. The portfolio managers are among the 19 employees of the Sub-Advisor who, all together, hold a 100% equity interest in the business. In general, the total compensation of partners is tied to the performance of the investments under their individual management and/or the degree to which client objectives have been met. Compensation for the Fund’s portfolio managers is aligned with the interests of the Sub-Advisor clients, including Fund clients. Compensation comes in the form of base salaries plus a percentage share in the advisory fee revenue that the assets under management in their strategies generate. Resulting bonuses have ranged from 0% to more than 150% of base salary.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of June 30, 2015.

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Peter J. Hunkel	10	$2,120.76	11	$589.94	216	$4,928.82
Michael B. Trigg	10	$2,120.76	11	$589.94	216	$4,928.82
Paul R. Black	10	$2,120.76	11	$589.94	216	$4,928.82
Kurt R. Winrich	10	$2,120.76	11	$589.94	216	$4,928.82

* Information provided is as of June 30, 2015.

•	The Elements Financial Group, LLC - AdvisorShares YieldPro ETF

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Portfolio Manager Compensation. Each portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. Each portfolio manager receives his compensation in the form of net revenue sharing based on the advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. Each portfolio manager’s overall compensation is tied to the profitability of the Sub-Advisor. The portfolio manager does not receive any compensation directly from the Fund or the Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Robert D. Baker	None
Philip A. Voelker	None

* Information provided as of June 30, 2015.

Other Accounts Managed by the Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert D. Baker	2	$56	0	$0	724	$601.6
Philip A. Voelker	2	$56	0	$0	724	$601.6

* Information provided as of June 30, 2015.

Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund they manage. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund they manage. However, each Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-advisor manages are fairly and equitably allocated. Further, a Sub-Advisor’s authority to select and substitute Underlying ETFs from a variety of affiliated and unaffiliated ETFs may create a conflict of interest because the Sub-Adviser typically receive fees from the affiliated funds.

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Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Funds. The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under the Funds’ Administration and Accounting Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under the Funds’ Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Funds. Pursuant to the Funds’ Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Funds’ authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Funds.

In consideration for its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% on the first $1 billion on the gross adjusted assets of each Fund and 0.02% on the gross adjusted assets of each Fund exceeding $1 billion.

The following table shows the fees paid to the Administrator by each Fund for each of the indicated periods:

Fund	Fund Inception Date	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013

AdvisorShares Athena High Dividend ETF	7/29/2014		*	*
AdvisorShares Equity Pro ETF	7/10/2012		$835	$248
AdvisorShares Global Echo ETF	5/23/2012		$0	$0
AdvisorShares Madrona Domestic ETF	6/20/2011		$4,534	$3,204
AdvisorShares Madrona Global Bond ETF	6/20/2011		$5,205	$4,563
AdvisorShares Madrona International ETF	6/20/2011		$3,840	$2,957
AdvisorShares Meidell Tactical Advantage ETF	6/22/2011		$2,427	$1,350
AdvisorShares Morgan Creek Global Tactical ETF	10/25/2010		$11,759	$14,994
AdvisorShares Newfleet Multi-Sector Income ETF	3/19/2013		$18,330	$0
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	2/18/15		*	*
AdvisorShares Peritus High Yield ETF	11/30/2010		$76,794	$28,263
AdvisorShares Pring Turner Business Cycle ETF	12/18/2012		$1,195	$121
AdvisorShares QAM Equity Hedge ETF	8/7/2012		$1,156	$463
AdvisorShares Ranger Equity Bear ETF	1/26/2011		$44,968	$58,895
AdvisorShares Sage Core Reserves ETF	1/14/2012		$79	*
AdvisorShares STAR Global Buy-Write ETF	9/17/2012		$5,019	$1,255
AdvisorShares Sunrise Global Multi-Strategy ETF	7/8/2014		*	*
AdvisorShares TrimTabs Float Shrink ETF	10/4/2011		$12,111	$1,991
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	7/20/2010		$1,828	$1,400
AdvisorShares YieldPro ETF	3/4/2014		$0	*

* Not in operation for the period indicated.

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Distribution

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Funds. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the Funds (the “Distribution Agreement”). The Distributor continually distributes shares of the Funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in each Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Advisor, any Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees, or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its “assignment”, as that term is defined in the 1940 Act.

Distribution Plan. The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of each Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include, but are not limited to, (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

No distribution fees are currently charged to the Funds; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Funds will pay these fees out of assets on an ongoing basis, over time distribution fees may cost you more than other types of sales charges and will increase the cost of your investment in a Fund.

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Costs and Expenses. Each Fund bears all expenses of its operation other than those assumed by the Advisor, which are discussed in detail above under “The Advisor and the Advisory Agreement.”

Payments to Broker-Dealers and Other Financial Intermediaries. The Advisor and Sub-Advisors (the “Advisor Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds and other series of the Trust. The Advisor Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of the Advisor Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other series of the Trust, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other series of the Trust. The Advisor Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to ETPs in general (“Publishing Costs”). In addition, the Advisor Entities make payments to Intermediaries that make shares of the Funds and certain other series of the Trust available to their clients, develop new products that feature the Advisor or otherwise promote the Funds and other series of the Trust. The Advisor Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Advisor Entities believe may benefit the Advisor’s business or facilitate investment in the Funds or other series of the Trust. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other series of the Trust over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

The Advisor has contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Raymond James Financial Services (“RJFS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), RJFS and certain of its affiliates have agreed, among other things, to actively promote the Funds and other series of the Trust to customers and investment professionals and in advertising campaigns as the preferred ETF, to offer certain of the Funds and certain other series of the Trust in certain RJFS platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to the Advisor. The Advisor has agreed to facilitate the Marketing Program by, among other things, making certain payments to RJFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the Advisor will make additional payments to RJFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by RJFS during the wind-down period.

In addition, as of November 1, 2014, the Advisor is participating in a program offered by RJFS that will provide the Advisor with information about shareholder ownership of the Funds and assist with developing opportunities to provide shareholders with lower transaction costs. The Funds have agreed to reimburse the Advisor for a portion of its payments to participate in the program.

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Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date of this SAI are not included in the list. Further, the Advisor Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. The Advisor Entities may determine to make such payments based on any number of metrics. For example, the Advisor Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more series of the Trust in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, the Advisor anticipates that the payments paid by the Advisor Entities in connection with the Funds and other series of the Trust will be immaterial to the Advisor Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Advisor Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds and/or other series of the Trust.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for a Fund’s shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of a Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to a Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of each Fund (except for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF) generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

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The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund (except the Ranger Equity Bear ETF). Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund (except for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF) changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor to the Fund with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Funds.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. Unlike each of the other Funds, Creation Units of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF are sold only for cash (“Cash Purchase Amount”). Creation Units are sold at the NAV per share next computed, plus a transaction fee, as described below.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see “Book-Entry Only System”) and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 or more shares for the AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, and AdvisorShares Peritus High Yield ETF, and 25,000 or more shares for the AdvisorShares Athena High Dividend ETF, AdvisorShares EquityPro ETF, AdvisorShares Global Echo ETF, AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, AdvisorShares Madrona International ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares Morgan Creek Global Tactical ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Ranger Equity Bear ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Sunrise Global Multi-Strategy ETF, AdvisorShares TrimTabs Float Shrink ETF, AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF and AdvisorShares YieldPro ETF). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”) or for the , AdvisorShares Global Echo ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Pacific Asset Enhanced Floating Rate ETF, AdvisorShares Peritus High Yield ETF, AdvisorShares QAM Equity Hedge ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares STAR Global Buy-Write ETF, AdvisorShares Ranger Equity Bear ETF, AdvisorShares Sunrise Global Multi-Strategy ETF, and AdvisorShares YieldPro ETF, 3:00 p.m., Eastern Time, an hour earlier than Closing Time, in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, including those placing order for Creation Units of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and the AdvisorShares Ranger Equity Bear ETF, all purchases of which will be effected through a transfer of cash directly through DTC, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component or the Cash Purchase Amount, in the case of the AdvisorShares Pacific Asset Enhanced Floating Rate ETF and the AdvisorShares Ranger Equity Bear ETF.

Placement of Creation Orders Using the Clearing Process (For All Funds Except AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF). The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside the Clearing Process (For All Funds Except AdvisorShares Pacific Asset Enhanced Floating Rate ETF and AdvisorShares Ranger Equity Bear ETF). Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the particular Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of the Cash Component plus 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time or 3:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by Closing Time or 3:00 p.m., Eastern Time, as applicable, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of a Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

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Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if (a) the order is not in proper form, (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund, (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above, (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund, (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful, (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners, or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
ALL FUNDS	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

Each Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

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Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. For all Funds, except for the AdvisorShares Ranger Equity Bear ETF, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

The redemption proceeds for a Creation Unit of the AdvisorShares Ranger Equity Bear ETF will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” The Trust reserves the right to offer an in-kind option for redemptions of Creation Units for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after Closing Time or 3:00 p.m., Eastern Time, as applicable, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date, (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”), and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date, and the requisite number of shares of a Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date, but either (1) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for AdvisorShares Athena High Dividend ETF.

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The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable, or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
ALL FUNDS	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

Each Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Calculating NAV.”

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Fund’s Sub-Advisor in accordance with procedures adopted by the Board.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, generally are also declared and paid once a year. A Fund may make distributions on a more frequent basis in order to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

The Funds may make additional distributions to the extent necessary (i) to distribute all ordinary taxable income of a Fund, plus any net capital gains, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for a Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the applicable Fund purchased in the secondary market.

Federal Income Taxes

The following is a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that supplements the summaries in the Prospectuses. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the maters addressed herein. Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

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Regulated Investment Company (RIC) Status

Each Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below), and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If a Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends-received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to non-corporate shareholders on qualified dividend income. To re-qualify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” may include a net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, or certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Unused capital losses that are carried forward into tax years subsequent to the year of their realization are called “capital loss carryforwards”. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those capital loss carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses.

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Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period generally ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Fund Distributions

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. A Fund’s distribution of net investment income and net realized capital gains generally will be taxable to its shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional shares. If a Fund meets the distribution requirement but retains some or all of its taxable income or gains, it will be subject to a corporate tax on the income or gains retained. The Fund may designate certain retained amounts as undistributed net capital gain in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

A Fund may report some or all of its net investment income distributions to shareholders as qualified dividend income, which, for noncorporate shareholders, is generally eligible for taxation at reduced rates. The portion of distributions that a Fund reports as qualified dividend income is generally limited to the amount of qualified dividend income received by the Fund, but if 95% or more of a Fund’s gross income (exclusive of net capital gain from sales of stocks and securities) consists of qualified dividend income, all of the Fund’s net investment income distributions may be reported as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and other foreign corporations if the stock with respect to which the dividend income is paid is readily tradable on an established securities market in the United States). Dividends received by a Fund from an ETP taxable as a RIC may qualify in whole or in part as qualified dividend income under the same rules that apply to the Fund’s distributions. The investment strategies of certain Funds may limit their ability to distribute dividends eligible for treatment as qualified dividend income. In order for some portion of the dividends received by a Fund’s shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

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Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Internal Revenue Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. A Fund’s investment strategy may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

Distributions reported to Fund shareholders as capital gain dividends will be taxable at the rates applicable to long-term capital gains, regardless of how long the shareholder has owned the shares.

Each Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

A distribution will reduce a Fund’s net asset value per share and may be taxable to you as ordinary income or capital gain, even though, from an investment standpoint, the distribution may constitute a return of capital.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions for a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made for the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the applicable Fund’s shares and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. After a shareholder’s basis in a Fund’s shares has been reduced to zero, distributions by that Fund in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared.

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U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale or Redemption of Shares

Sales and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the sale or redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Foreign Taxes

A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities. Any such taxes may reduce the return on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund’s investments in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the value of a Fund’s assets at taxable year-end is represented by debt and equity securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. If at least 50% of the value of a Fund’s total assets at the close of each quarter of a taxable year consists of interests in RICs (including ETPs that are RICs), the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portion of (1) any qualified taxes paid by those other RICs and passed through to the Fund for that taxable year, and (2) any qualified foreign taxes paid by the Fund itself for that taxable year. No reduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. In the event a Fund makes an election described in the paragraph, each such shareholder will be required to include in gross income its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

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Investment in Certain ETPs and Certain Direct Fund Investments

Certain Funds may invest in ETPs that are taxable as RICs under the Internal Revenue Code. Any income a Fund receives from such ETPs should be qualifying income for purposes of the 90% Test. Certain Funds may also invest in one or more ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Similarly, a Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. Each Fund’s Sub-Advisor and Advisor anticipate monitoring investments that may produce non-qualifying income to ensure that the Fund satisfies the 90% Test. Nevertheless, non-qualifying income of a Fund may be more than anticipated, a Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or a Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, a Fund could fail the 90% Test and, if the relief provisions discussed above are unavailable, fail to qualify as a RIC.

Certain Funds may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by those Funds whether or not any distributions are made from the ETPs to those Funds. Thus, a Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in additional taxable gain or loss and may occur at a time when the Fund’s Sub-Advisor or Advisor would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities

The Funds and certain of the ETPs in which certain Funds invest may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund or ETPs are treated as ordinary income or long-term or short-term capital gain, accelerate the recognition of income to a Fund or ETPs and/or defer a Fund’s or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

With respect to any investments in zero coupon, payment-in-kind, and similar securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund or an ETP will generally be required to include as part of its current income the imputed interest on such obligations even though the Fund or ETP has not received any interest payments on such obligations during that period.

The Funds and certain ETPs may be required for federal income tax purposes to mark-to-market and recognize as income and loss for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

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Any transactions in foreign currencies and forward foreign currency contracts will be subject to provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by a Fund or an ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to a Fund’s shareholders. These provisions also may require a Fund or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund or ETP to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the RIC distribution requirements for avoiding income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one or more of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders, (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund, or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Short Sales

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale by a Fund is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, the gains on short sales are generally treated as short-term capital gains. These rules may also affect the holding period of “substantially identical property” held by a Fund. Moreover, a Fund’s loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Complex Securities

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

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Backup Withholding

In certain cases a Fund will be required to withhold (as “backup withholding”) on reportable dividends and distributions, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number), (2) is subject to backup withholding by the IRS, (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the U.S. (discussed below).

Foreign Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable net investment income and short-term capital gains. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Distributions and redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code, and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may potentially cause amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. Any loss upon a redemption of Creation Units held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the person redeeming the Creation Units of long-term capital gain with respect to the Creation Units (including any amounts credited to that person as undistributed capital gains). Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Other Tax Considerations

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a RIC generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to the RIC’s investments. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Fund, or ETPs in which the Fund invests, invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that: (a) is a taxable mortgage pool (“TMP”), (b) has a TMP subsidiary, or (c) invests in a residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing ETPs from holding investments in REITs that hold residual interests in REMICs, and a Fund or ETP may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as each Fund, are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the particular tax consequences to them of an investment in a Fund and regarding specific questions as to foreign, federal, state, or local taxes.

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OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third-parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Advisor, Sub-Advisors, Distributor, or any affiliated person of the Funds, Advisor, Sub-Advisors, or Distributor.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following Business Day. Daily access to information concerning each Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers who are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Advisor, Sub-Advisors, and other service providers, such as the Administrator and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with each Fund and/or the terms of the Fund’s current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds’ Chief Compliance Officer, or a compliance manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, Advisor, Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

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The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of portfolio holdings disclosure policies and procedures, the Codes of Ethics, and the protection of non-public information policies and procedures (collectively, the “Portfolio Holdings Governing Policies”) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any Portfolio Holdings Governing Policies, and (3) considering whether to approve or ratify any amendment to any Portfolio Holdings Governing Policies. The Board and the Funds reserve the right to amend the Portfolio Holdings Governing Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Portfolio Holdings Governing Policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. Each Fund will vote separately on matters relating solely to that Fund. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

Shareholder Inquiries

Shareholders may visit the Trust’s website at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], located at [ ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

CUSTODIAN

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Pursuant to the agreement, the Bank of New York Mellon holds the portfolio securities of the Funds and maintains all necessary related accounts and records.

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FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended June 30, 2015, including notes thereto and the reports of [ ], independent registered public accounting firm are incorporated by reference into this SAI. Shareholders may obtain a copy of the Trust’s 2015 Annual Report to Shareholders free of charge by calling 877.843.3831 or visiting the Trust’s website at www.advisorshares.com.

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APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

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A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

ATHENAINVEST ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

For its SMA business, AthenaInvest does not take any action or render any advice to customers with respect to the voting of proxies solicited by, or with respect to the issues of any securities held in customers’ accounts.

For pooled investments that require AthenaInvest to vote proxies, the following policies and procedures apply.

1.1	Objective

Our objective in voting proxy is to maximize the value of securities while still maintaining the security’s investment objective.

1.2	General Guidelines

To achieve and support AthenaInvest’s proxy voting objective, AthenaInvest adopts the following proxy voting guidelines:

•	AthenaInvest will vote proxies in line with the management of the firm.

1.1	Procedures

1.1.1. Proxy Voting Committee (the “Committee”)

AthenaInvest forms a “Proxy Voting Committee” (the “Committee”). The Committee members are appointed by our CCO. The Committee is responsible for performing the following functions:

•	Reviewing and analyzing proxy proposals based on our proxy voting objective;
•	Determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy proposal;
•	Seeking for third party recommendations, if needed; and
•	Voting proxies.

The Committee keeps its meeting minutes. The Committee is responsible for maintaining all materials and reports reviewed and evaluated during the meeting for each proposal.

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1.1	Proxy Voting Oversight

The Board of Directors is responsible for overseeing our proxy voting practice. In addition, the Board of Directors reviews and approves our proxy voting procedures and guidelines.

1.2	Disclose to Customers

At the time of opening an account and annually thereafter, AthenaInvest provides to the pooled investment how it can obtain information from AthenaInvest on how its securities were voted.

In addition, AthenaInvest provides AthenaInvest’s proxy voting policies and procedures to customers upon request.

Our CCO is responsible for:

•	Making certain that AthenaInvest’s Form ADV Part 2A, customer agreements and our public website contains information on how to obtain information on how customers’ securities were voted;
•	Providing information, at least annually, on how to obtain information on how customers’ were voted either by directly proving such information to customers and intermediaries; and
•	Supplying a copy of AthenaInvest’s proxy voting policies and procedures to customers and intermediaries, upon request, in a timely manner.

1.1	Books and Records

AthenaInvest maintains the following proxy voting related books and records:

•	Copies of all proxy voting policies and procedures;
•	A copy of each proxy statement that AthenaInvest receives for which it has proxy voting authority;
•	A record of each vote cast on behalf of the pooled investment;
•	A copy of any document used or created by AthenaInvest or AthenaInvest Personnel that is material to making a decision how to vote proxies on behalf of the pooled investment or that memorializes the basis of that decision;
•	A copy of each written request for information on how AthenaInvest voted proxies on behalf of the pooled investment, and a copy of any written response by AthenaInvest to any request for information on how AthenaInvest voted proxies on behalf of the pooled investment.

AthenaInvest maintains and preserves in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate AthenaInvest office.

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The Elements Financial Group, LLC (“TEG”)

PROXY VOTING POLICIES AND PROCEDURES

For pooled accounts (mutual fund sub-advisory accounts), as a matter of policy and as a fiduciary, TEG has responsibility for voting proxies for such accounts. TEG shall vote proxies for all mutual fund accounts that are managed.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. As a fiduciary, TEG is committed to acting in the best interests of shareholders. We will review proxies of companies held in the fund, as we believe that proxy voting is an integral part of the investment process. The objective of our process is to provide an important framework for analysis and decision-making, and provides “guidelines” rather than “rules.” We reserve the flexibility to vote each proposal based on the specific circumstances that we believe are relevant. As a result, each proxy is analyzed and voted on a case-by-case basis. As a matter of policy, we will not be influenced by outside sources or business relationships involving interests that may conflict with those of the fund and their shareholders. All decisions for voting proxies are recommended to the firm’s Investment Committee for final approval, and are reviewed by the CCO for potential conflicts of interest.

Proxy Voting Guidelines

TEG’s policy and business practices include the responsibility to monitor corporate actions, receive and vote proxies for the all sub-advised funds and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TEG generally votes in the following manner:

Director Matters  – we generally support these proposals.

Governance Provisions  – we generally support these proposals.

Shareholder Rights/Take-over Matters  – we vote in the best interest of shareholders.

Capitalization  – we vote in the best interest of shareholders.

Compensation  – we generally support these proposals.

Other Shareholder Proposals  – we vote on a case-by-case basis.

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Proxy Voting Procedures

of
Reynders, McVeigh Capital Management, LLC (“Reynders McVeigh” or the “Company”)

Charlton Reynders, III Chief Compliance Officer

Policy and Guidelines:

Reynders McVeigh notes th e January 31, 2003 Securities and Exchange Commission (“SEC”) releases adopting various rules, including, among others, Rules 204-2(c)(2) and 206(4)-6 under the Investment Adviser Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. These procedures have been adopted in light of those releases. It is the intent of the Company that its procedures be consistent with those of its clients to avoid unnecessary expenses.

If The Firm Assists in Voting

It is the general policy of the Company not to vote proxies with respect to proposals submitted for approval by shareholders of companies whose shares are held in client portfolios; to encourage clients to vote the proxies with a view to enhancing client awareness of the portfolio composition; and to, as appropriate, assist clients when they vote the proxies.

With respect to clients with large portfolios, the Company will assist clients in identifying proxy-voting services. In the event clients are not able to identify an affordable proxy-voting service, the Company will, in appropriate circumstances provide proxy-voting services as an additional service under terms negotiated with clients.

If The Firm Votes Proxies

For those accounts that the client has asked the advisor to vote proxies-

The Company will vote proxies for all accounts for which it has voting authority in accordance with client instructions and in manner in which the Company believes to be in the best interests of its clients. The Company recognizes that in many instances the interests of corporate management may not be consistent with what the Company views to be in the best interests of its clients. In the absence of written voting instructions from client, the Company has adopted the following voting guidelines:

A)	Confidential Voting and Shareholder Actions

The Company believes that the proxy voting systems should provide access to both management and shareholders. As such, the Company would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections.

The Company would also generally oppose any measures that would restrict the right of shareholders to act by written consent or to call a special meeting of the shareholders.

B)	Poison Pills and Golden Parachutes

The Company believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of shareholders and those of management.

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Thus, the Company will vote in favor of shareholder proposals requesting that a corporation submit a “poison pill” for shareholder ratification. We will examine, on a case-by-case basis, shareholder proposals to redeem a “poison pill” and management proposals to ratify a “poison pill”. The Company will also vote in favor of proposals that “golden parachute” proposals be submitted for shareholder approval.

C)	Election of Directors

The Company believes that one of the primary rights of a shareholder is the right to vote for the election of directors. We feel that all members of the board of directors should stand for election each year, and will therefore, vote against a classified or “staggered” board.

D)	Voting Rights

The Company believes that each shareholder should have equal voting rights. The Company will vote against dual class voting and other unequal voting structures.

E)	Fair Price Amendments

The Company believes that “fair price amendments” can protect shareholders from coercive and discriminatory tender offers. The Company will generally vote in favor of fair price provisions and in favor of other measures which we feel will protect shareholders from coercive takeover bids, which do not provide for fair and equal treatment of all shareholders.

F)	Target Share Payments

The Company believes that shareholders should have the right to vote on the placement of blocks of a corporation’s stock in the hands of persons friendly to management.

The Company will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group. We believe that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders.

G)	Tender Offers

The Company will consider tender offers on a case-by-case basis.

Conflicts

The Company recognizes that proxy proposals may present a conflict between the interests of clients and those of the Company or certain of its affiliates. Therefore, the Company has adopted the following conflict procedures:

A)	Identifying Conflicts

The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

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(i).	when the Company (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or;

(ii).	has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

B)	Data for Identifying Conflicts

The person assigned responsibility for voting proxies shall advise Company management of companies soliciting proxies, and management shall advise if there are any known conflicts – including, in particular, the conflicts listed as example in the preceding paragraph.

C)	Disclose Conflicts

If a conflict is identified, the person assigned to vote proxies shall notify Company management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

D)	Voting Decisions in Conflict Situations

If the matter to be voted on is covered by Part A of these procedures, the proxy shall be voted in accordance with Part A. If the matter is not specifically addressed by Part A and there is a conflict, management of the Company shall contact the client or client’s designated representative for voting instructions.

E)	Record of Voting Instructions

Company management shall record and the person responsible for voting proxies shall maintain records reflecting client voting instructions on matters where there are conflicts.

Voting Records

The Company recognizes obligations to maintain records as required by Rule 204-2(c)(2) under the Advisers Act [and, if applicable, Rule 30b1-4 under the Investment Company Act of 1940]. Therefore, the Company has adopted the following record keeping procedure:

A)	Person Responsible

The person assigned responsibility for voting proxies or, if that person is an outside service provider, the person in the Company’s legal or compliance department responsible for maintaining compliance records shall prepare and maintain the files/records required by these procedures.

B)	Policies and Procedures

A copy of all proxy-voting procedures adopted by the Company shall be maintained in an appropriately labeled file for the term required by regulatory authorities.

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C)	Proxy Statements

A record of all proxy statements with respect to securities held in client portfolios with respect to which the Company has agreed to vote proxies shall be maintained in the form of an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Company files; instead, the Company shall rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

D)	Proxy Voting Record

The person responsible for voting proxies shall maintain a record detailing for each client in the form of an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the client is entitled to vote:

(i).	The exchange ticker symbol of the portfolio security;
(ii).	The name of the issuer of the portfolio security;
(iii).	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
(iv).	The shareholder meeting date;
(v).	A brief identification of the matter voted on;
(vi).	Whether the matter was proposed by the issuer or by a security holder;
(vii).	Whether the registrant cast its vote on the matter;
(viii).	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix).	Whether the registrant cast its vote for or against management.

E)	Memorand a

In addition to the records required as set forth above, the person assigned responsibility for voting proxies shall maintain a copy of documents created by Company (or the adviser) personnel that were material to the voting decision.

F)	Request for Data

A copy of each written client request for the Company’s voting record on behalf of the client and a copy of each written response – including a copy of a formatted voting record, shall be maintained. The report shall be mailed within three days of receipt of a request.

Regulatory Reporting of Proxy Votes

The Company recognizes that if it has investment company clients, such clients are required by Rule 30b1-4 under the Investment Company Act of 1940 to file Form N-PX, Annual Report of Proxy Record of Registered Management Investment Company, with the SEC not later than August 31st of each year; and that the Form is to contain the Company’s proxy voting record, separately for each Fund (or series), for the most recent twelve-month period ended June 30. Therefore, to the extent requested by clients, Company personnel shall assist with:

A)	preparation of Form N-PX, incorporating the spreadsheet prepared as required by Part C.4.; and
B)	review, execution and filing of the report on Form N-XP

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Disclosure of Policies and Procedures for Voting Proxies

The Company recognizes that it is required by Rule 206(4)-6 under the Investment Advisers Act of 1940 to disclosure to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client. Therefore, the Company has adopted the following procedures:

A)	Disclosure in Schedule F to Form AD V

A brief description of these procedures shall be included in Schedule F to the Company’s Form ADV as an additional service.

B)	Delivery of Procedures upon Contract

If a client engages the Company to vote proxies in connection with or related to meetings of shareholders of issuers represented in the client’s portfolio, the client (a) shall be provided a copy of these procedures, (b) shall be asked if it wishes to provide written proxy voting instructions, and (c) shall sign and acknowledgement with respect to receipt of the procedures and provision of voting instructions.

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Proxy Voting Procedures

of

Baldwin Brothers, Inc.

Baldwin Brothers, Inc. (“Baldwin Brothers”) understands that voting proxies of securities held on behalf of our clients is an important fiduciary responsibility having economic value. Baldwin Brothers aims to represent and vote proxies in the best long-term interest of our clients, exercising care, skill, prudence and diligence.

Guiding Principals

A guiding principle of our voting policies is that resolutions that reduce shareholder rights are generally not supported and those that sustain or increase shareholder value and rights are supported. Another guiding principal is Baldwin Brothers’ belief that resolutions calling for greater disclosure and accountability on financial, sustainability and governance matters are generally beneficial and in the long-term interest of the company and its shareholders, absent any meaningful competitive reasons for limiting disclosure.

Baldwin Brothers’ proxy voting policies are consistent with our financial, social and environmental objectives. As examples, this mandate leads Baldwin Brothers to generally support some of the following most frequently found shareholder resolutions:

•	Prepared comprehensive sustainability reports, as well as specific reports on policies and practices with respect to the environment, executive compensation, workplace diversity, vendor standards, and political contributions.
•	Respond to risks posed by climate change.
•	Adopt strong global labor standards and human right policies that include independent monitoring and public reporting.
•	Increase inclusiveness and independence on boards of directors.
•	Adopt inclusive nondiscrimination policies.
•	Support policies for shareholder ratification of auditors.
•	Generally oppose takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company.
•	Evaluate proposals for governance issues taking into account the impact on shareholders rights.
•	Supports a one-share, one-vote policy and opposes mechanisms that skew voting rights.

Since these are general proxy policies, in some specific instances Baldwin Brothers may cast votes contrary to these guidelines. For example, Baldwin Brothers may vote against a proxy item despite general agreement with the intended result if we believe the resolution is not well crafted. Or, in unusual circumstances, Baldwin Brothers may vote contrary to the general guideline if specific characteristics of the company under consideration lead us to believe it is in the best interest of our clients.

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Proxy Voting Procedures

of

Community Capital Management, Inc.

1.1 Community Capital Management Proxy Voting Policies and Procedures and Class Actions

1.1.1 Policy

Given the nature of the securities purchased on behalf of Clients there is little chance of encountering a proxy vote, absent unusual circumstances. However, it is the Advisor’s policy, where it has accepted responsibility to vote proxies on behalf of a particular Client, to vote such proxies in the best interests of its Clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Advisor’s policy to follow the provisions of the plan’s governing documents in the voting of plan securities, unless the Advisor determines that to do so would breach it fiduciary duties under ERISA. Additionally, with respect to securities held in the Fund’s portfolio, the Advisor will vote proxies related to such securities in a manner that is consistent with the interests of the Fund. The Advisor will comply with the Fund’s proxy policies if the Fund Board has adopted such policies.

The Advisor has established an Investment Management & Trading Committee with authority to supervise the implementation and administration of the proxy policy. The Advisor has been authorized by the Fund to engage one or more service providers to assist it in implementing the policies.

The Advisor is ultimately responsible for posting the Fund’s proxy voting policy on the Fund’s website, making necessary filings with the SEC on Form N-PX and for posting the Fund’s voting record on the Fund’s website although Fund service providers may be responsible for the practical implementation of the filing. The Advisor reports to the Fund Board at least annually with regard to the votes cast by the Committee on the Fund’s behalf.

In addition, from time to time the Fund may hold securities that are involved in class action settlements. The Advisor shall review the terms of each class action settlement as it is applicable to holders of the security in question and shall exercise its fiduciary duty to the Fund in determining whether or not to participate in such settlements. A written record of all such decisions shall be maintained in accordance with the Advisor’s books and records policy.

1.1.2 Procedure

The Chief Compliance Officer or his or her designee is in charge of monitoring corporate actions, and ensuring that proxies are submitted in a timely fashion. The Investment Management & Trading Committee, in conjunction with the Chief Compliance Officer or his or her designee, is also in charge of: maintaining proxy voting procedures, maintaining proxy statements, keeping a record of votes cast on behalf of clients, client requests for proxy voting information, and any documents prepared by the Adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.

The Investment Management & Trading Committee shall make the voting decision to ensure that votes are cast in favor of shareholder interests.

To insure that the shareholder’s interests are voted upon correctly the Advisor shall follow these guidelines:

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➢	Routine Proposals

Routine proposals are those which do not change the structure, By-Laws or operations of the corporation to the detriment of shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management.

➢	Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. The Portfolio Manager (with assistance from the Chief Compliance Officer or his or her designee, as necessary) will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the Client.

➢	Corporate Governance Proposals

The Advisor will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investments.

1.1.3 Proxy Conflicts of Interest

The Advisor recognizes that conflicts between itself and Clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Investment Management & Trading Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, the Advisor will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1.	provide the Client with sufficient information regarding the shareholder vote and the Advisor’s potential conflict to the Client and obtain the client’s consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote Client securities based upon the recommendations of an independent third-party; or
4.	request the Client to engage another party to determine how the proxies should be voted.

1.2 Third Party Delegation

The Advisor may delegate to a non-affiliated third-party vendor, the responsibility to review proxy proposals and make voting recommendations to the Advisor. The Investment Management & Trading Committee shall ensure that any third party recommendations followed will be consistent with the guidelines contained in this Compliance Manual.

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Madrona Funds, LLC

Proxy Voting Policies and Procedures

Policy

Madrona Funds, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Independent Third Party

Madrona Funds, LLC maintains the services of a qualified independent party (currently RiskMetrics Group) to provide guidance on proxy voting issues, analyze proxy statements on behalf of the accounts Madrona Funds, LLC manages and recommend proxy votes generally in accordance with the Guidelines (copy located in Compliance Manual). Madrona Funds, LLC considers the research provided by RiskMetrics Group when making voting decisions on proxy issues. However, the final determination on votes rests with Madrona Funds, LLC.

Any requests for deviations from a RiskMetrics Group voting recommendation must be reported to the CCO where an assessment is made as to whether a potential or actual conflict of interest has impacted the request.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by RiskMetrics Group. Madrona Funds, LLC shall obtain and maintain an undertaking from RiskMetrics Group to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. Madrona Funds, LLC and RiskMetrics Group may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Kristi Henderson has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

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Procedure

Madrona Funds, LLC has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following except when the firm maintains an independent third-party to vote proxies:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Kristi Henderson;

•	Kristi Henderson will determine which client accounts hold the security to which the proxy relates;

•	Absent material conflicts, Kristi Henderson will determine how Madrona Funds, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•	Madrona Funds, LLC will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Madrona Funds, LLC voted a client’s proxies, and that clients may request a copy of the firm's proxy policies and procedures.

•	Kristi Henderson will also send a copy of this summary to all existing clients who have previously received Madrona Funds, LLC’s Form ADV Part 2; or Kristi Henderson may send each client the amended Form ADV Part 2.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Kristi Henderson.

•	In response to any request, Kristi Henderson will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Madrona Funds, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, Madrona Funds, LLC will vote proxies in the best interests of each particular client. Madrona Funds, LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Madrona Funds, LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•	Madrona Funds, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit service.

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•	Madrona Funds, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•	In reviewing proposals, Madrona Funds, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•	Madrona Funds, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Madrona Funds, LLC with the issuer of each security to determine if Madrona Funds, LLC or any of its employees has any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, Kristi Henderson will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

•	Madrona Funds, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Kristi Henderson shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Madrona Funds, LLC receives;

•	A record of each vote that Madrona Funds, LLC casts;

•	Any document Madrona Funds, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Kristi Henderson or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Madrona Funds, LLC voted such client’s proxies, and a copy of any written response.

In addition, advisers should conduct initial due diligence reviews of any proxy service firm engaged as well as oversight on an on-going or periodic basis. These reviews of the proxy firms’ services and practices should include conflicts of interest, consistency of voting with guidelines, fees and disclosures, as relevant, among other things. Advisers, as a matter of best practices, should document any initial and oversight reviews.

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AMERICAN WEALTH MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser’s voting authority is implied by an overall delegation of discretionary authority. The rule does not apply to advisers that provide clients with advice about voting proxies but do not have authority to vote them.

A.	Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

1.	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;
2.	Discloses to clients how they may obtain information regarding how their proxies were voted; and
3.	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

B.	When American Wealth Management does not vote Proxies.

American Wealth Management does not vote proxies for individual accounts (i.e., accounts managed on behalf of individuals, corporations, or qualified retirement plans).  This is spelled out in the Investment Advisory Management Agreement which each client is required to initial to affirm their understanding.

C.	When American Wealth Management does votes Proxies.

American Wealth Management will vote proxies for any Registered Investment Company that he sub-advises.

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D.	Philosophy and Practice regarding the voting of proxies.

1.	General

American Wealth Management believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement American Wealth Management’s proxy voting policies, American Wealth Management has developed the following procedures for voting proxies.

(a)	Upon receipt of a corporate proxy by American Wealth Management, the special or annual report and the proxy are submitted to Laif Meidell (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.
(b)	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of American Wealth Management’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.
(c)	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in American Wealth Management’s files.

3.	Voting Guidelines

While American Wealth Management’s policy is to review each proxy proposal on its individual merits, American Wealth Management has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

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E.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, American Wealth Management will generally vote in favor of management’s proposed directors.  In a contested election, American Wealth Management will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, American Wealth Management will review any contested proposal on its merits.

Notwithstanding the foregoing, American Wealth Management expects to support proposals to:

(a)	Limit directors’ liability and broaden directors’ indemnification rights
(b)	Generally vote against proposals to adopt or continue the use of a classified Board structure; and
(c)	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue)

2.	Audit Committee Approvals

American Wealth Management generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  American Wealth Management will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

American Wealth Management may consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Adopt confidential voting and independent tabulation of voting results; and
(b)	Require shareholder approval of “poison pills;”

And expects to generally vote against proposals to:

(a)	Adopt super-majority voting requirements; and
(b)	Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.

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4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

 American Wealth Management may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
(b)	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
(c)	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

(a)	Adopt classified boards of directors;
(b)	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
(c)	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

American Wealth Management will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.  Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Eliminate preemptive rights.

F.	Compensation

1.	General

American Wealth Management generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, American Wealth Management generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  American Wealth Management may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

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Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Require shareholders’ approval of “golden parachutes;” and
(b)	Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

(a)	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

American Wealth Management evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, American Wealth Management may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. American Wealth Management believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, American Wealth Management generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders’ interests are being represented. American Wealth Management is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.

Notwithstanding the foregoing, American Wealth Management expects to generally vote against proposals to:

(a)	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

G.	Corporate Responsibility and Social Issues

American Wealth Management generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

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American Wealth Management will generally vote against proposals involving corporate responsibility and social issues, although American Wealth Management may vote for corporate responsibility and social issue proposals that American Wealth Management believes will have substantial positive economic or other effects on a company or the company’s stock.

H.	Record-Keeping Requirements Pertaining to Proxy Voting.

Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	Copies of all policies and procedures required by Rule 206(4)-6.
2.	A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
3.	A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third-party service to provide these records. The third-party must be capable of providing documents promptly upon request.
4.	A copy of any document created by the adviser that was material in making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.
5.	A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.

I.	Conflicts of Interest Pertaining to Proxy Voting

Conflicts of interest between American Wealth Management or a principal of American Wealth Management and American Wealth Management’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	American Wealth Management may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

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2.	American Wealth Management may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	American Wealth Management may follow the recommendations of an independent proxy voting service in voting the proxies.

American Wealth Management keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.  A copy of American Wealth Management’s proxy-voting policies shall be made available to clients upon request.

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Morgan Creek capital management, LLC

PROXY VOTING

A.	General Proxy Voting Policies

(1)	Voting in the Best Interests of Advisory Clients

Morgan Creek understands and appreciates the importance of proxy voting. To the extent that Morgan Creek has discretion to vote the proxies of its Advisory Clients (and exercises such discretion), Morgan Creek will vote any such proxies in the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

Generally speaking, Morgan Creek votes on two types of proxies as follows: (i) proxies associated with the underlying funds that its Fund of Funds Advisory Clients are invested in and (ii) proxies associated with the individual publicly traded securities that certain Advisory Clients or the Company are invested in.

It is the policy of the Board of Trustees of the Company to delegate the responsibility for voting proxies relating to portfolio securities held by the Company to Morgan Creek as a part of Morgan Creek’s general management of the Company, subject to the Board’s continuing oversight. The delegation by the Board of Trustees of the authority to vote proxies relating to portfolio securities of the Company is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Morgan Creek may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the firm and then ensure such proxies are voted on a timely basis.

(2)	Applicability of Policy to Morgan Creek’s Fund of Fund Advisory Clients

It should be specifically noted that the Funds generally invest (directly or indirectly) in private investment funds. As such, it is expected that proxies received by Morgan Creek primarily will deal with matters related to the operative terms and business details of such private investment funds. Morgan Creek is not responsible for, and these procedures are not applicable to, proxies received by the investment managers of the underlying investment funds invested in by the Advisory Clients (related to issuers invested in by such underlying investment funds). To the extent that a Non-Discretionary Advisory Client accesses an underlying investment manager, it is understood that voting discretion related to issuers will generally be held by such underlying investment managers. Non-Discretionary Advisory Clients may request the view of Morgan Creek on proposed amendments or other changes to the operating documents of private investment funds. Morgan Creek will provide recommendations based on consideration for the individual needs and best interests of the client, which may differ from those of the Funds.

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B.	Proxy Voting Procedures

(1)	All proxies sent to Advisory Clients or the Company that are actually received by Morgan Creek (to vote on behalf of the Advisory Clients/ the Company) will be provided to the Chief Compliance Officer or her designee. It should be noted that in certain cases, a proxy may be voted by a Fund’s Custodian. Morgan Creek will keep a record of all such votes.

(2)	The Chief Compliance Officer or her designee will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by Morgan Creek (on behalf of its Advisory Clients or the Company) will be kept in Morgan Creek’s files;

(b)	The Chief Compliance Officer or her designee will determine which of Morgan Creek’s Advisory Clients or the Company holds an interest in the private investment fund or security to which the proxy relates;

(c)	The Chief Compliance Officer or her designee will call a meeting (which may be via telephone or email) of the relevant Proxy Voting Committee as established at the time. The Proxy Voting Committee will generally be provided with the following:

(i)	a copy of the proxy;

(ii)	a list of the Advisory Clients or Company to which the proxy is relevant pursuant to Section XXII.B(2) above;

(iii)	the deadline that such proxies need to be completed and returned to the private investment fund or company in question.

(d)	Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in Section XXII.C. below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

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(e)	If there is an identifiable material conflict in voting a proxy, Morgan Creek may need to abstain from voting, and in such case, will maintain documentation as to why it abstained.

(f)	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section XXII.D. below. The Chief Compliance Officer or her designee will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

(g)	It should be noted that Morgan Creek will generally not vote on a proxy if it no longer owns the security by the date of the shareholder meeting (or will no longer own such security by the meeting date).

(h)	Notwithstanding the above (i.e., material conflicts, no longer owning the security at the time of the shareholder meeting), it is the policy of Morgan Creek to generally vote all proxies received.

(i)	Although not presently intended to be used on a regular basis, Morgan Creek is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

C.	Handling of Conflicts of Interest

(1)	As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Morgan Creek and its Advisory Clients or the Company. This examination will include (but will not be limited to) an evaluation of whether Morgan Creek (or any affiliate of Morgan Creek) has any relationship with the private investment fund (or such fund’s investment adviser or affiliate) or company to which the proxy relates outside an investment in such investment fund/company by an Advisory Client of Morgan Creek or the Company.

(2)	If a conflict is identified and deemed “material” by the Proxy Voting Committee, Morgan Creek will determine whether voting in accordance with the proxy voting guidelines outlined in Section XXII.D. below is in the best interests of affected Advisory Clients/ the Company (which may include utilizing an independent third party to vote such proxies).

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(3)	With respect to material conflicts, Morgan Creek will determine whether it is appropriate to disclose the conflict to affected Advisory Clients/ the Company and Investors and give Investors the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Morgan Creek and the ERISA Advisory Client reserves the right to vote proxies when Morgan Creek has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, Morgan Creek will:

(a)	Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreements with such ERISA Advisory Clients (if any).

D.	Voting Guidelines

(1)	In the absence of specific voting guidelines mandated by a particular Advisory Client or the Company, Morgan Creek will endeavor to vote proxies in the best interests of each Advisory Client/the Company.

(2)	Although voting certain proxies may be subject to the discretion of Morgan Creek, Morgan Creek is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its Advisory Clients and the Company:

(a)	Morgan Creek will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

(i)	election of directors (where there are no related corporate governance issues);

(ii)	selection or reappointment of auditors; or

(iii)	increasing or reclassification of common stock.

(b)	Morgan Creek will generally vote against proposals that:

(i)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients of Morgan Creek and/or the Company).

(3)	It should be noted, however, that Morgan Creek will generally vote with management (even with respect to proposals noted in 2(b) above).

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(4)	For proxies addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Morgan Creek shall determine (which may be based upon the advice of external lawyers, compliance consultants or accountants) whether a proposal is in the best interest of affected Advisory Clients/the Company. In doing so, Morgan Creek will evaluate a number of factors which may include (but are not limited to): (a) the performance of the underlying investment fund or company in question; and (b) a comparison of the proposed changes in terms to customary terms in the industry.

E.	Disclosure of Procedures

Advisory Clients : Employees should note that a brief summary of these proxy voting procedures are included in Morgan Creek’s Form ADV Part 2 and will be updated when these policies and procedures are updated. The Chief Compliance Officer will be responsible for ensuring that a copy of this summary is included in the Form ADV Part 2 that is provided to all existing Advisory Clients. Advisory Clients and Investors will also be provided with contact information as to how such Advisory Clients and Investors can obtain information about: (a) the details of Morgan Creek’s proxy voting procedures (i.e., a copy of these procedures); and (b) how Morgan Creek has voted proxies that are relevant to the affected Advisory Client or Investor.

The Company : The Company shall include in its registration statements: (a) a description of this policy and of the policies and procedures used by Morgan Creek to determine how to vote proxies relating to portfolio securities; and (b) a statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

The Company shall include in their annual and semi-annual reports to shareholders: (a) a statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Company is available without charge, upon request, by calling the Company’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and (b) a statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

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F.	Record-Keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to Morgan Creek’s proxy voting procedures. Records will be maintained and preserved for six years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Morgan Creek. Records of the following will be included in the files:

(1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

(2)	A copy of each proxy statement that Morgan Creek actually receives; provided, however, that Morgan Creek may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3)	A record of each vote that Morgan Creek casts;

(4)	A copy of any document that Morgan Creek created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5)	A copy of each written request for information on how Morgan Creek voted such proxies and a copy of any written response to any request for information on how Morgan Creek voted proxies on behalf of Advisory Clients/ the Company.

G.	Company’s Annual Filing Requirement

The Company shall file an annual report of each proxy voted with respect to the portfolio securities of the Company during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Morgan Creek shall provide the voting record information necessary for the completion and filing of Form N-PX for the Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and Morgan Creek may agree to from time to time. With respect to those proxies that Morgan Creek has identified as involving a conflict of interest1, Morgan Creek shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

1	As it is used in this document, the term “conflict of interest” refers to a situation in which Morgan Creek or affiliated persons of Morgan Creek have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Company which could potentially compromise Morgan Creek’s independence of judgment and action with respect to the voting of the proxy.

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H.	Review of Proxy Voting Procedures

At least annually, each of Morgan Creek and the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary.

The Board of Trustees shall review and amend these procedures as they deem necessary and advisable. In addition, Morgan Creek shall notify the Board promptly of material changes to its policies, procedures or other guidelines for voting proxies on behalf of the Company.

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PACIFIC ASSET MANAGEMENT

Proxy Voting Policy

Summary:

The purpose of these procedures is to describe how Pacific Asset Management, as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:

Pacific Asset Management has implemented Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that Pacific Asset Management votes proxies prudently and in the best interest of its advisory clients for whom Pacific Asset Management has voting authority. The Policies address, among other things, conflicts of interest that may arise between Pacific Asset Management’s interest and its clients’ interest. Pacific Asset Management will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such business relationships.

Given the nature of the portfolios managed, Pacific Asset Management does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to Pacific Asset Management all proxy materials. When proxy materials are received, Operations verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, Operations follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, Pacific Asset Management will direct the Custodian to vote in accordance with Pacific Asset Management’s instructions.

Pacific Asset Management’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. Pacific Asset Management Analysts review all proxies that are received on an individual basis, weighing Pacific Asset Management’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, Pacific Asset Management has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of the account beneficiaries. Pacific Asset Management will seek to determine the business benefits of corporate actions as well as the social costs of such actions. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. Pacific Asset Management believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

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Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate Pacific Asset Management Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Chief Compliance Officer of Pacific Asset Management. Pacific Asset Management tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

From time to time, voting securities may be held in client portfolios as a result of corporate actions or because equity securities may be attached to debt securities purchased by the portfolio, although such positions are expected to be minimal. Compliance will provide proxy voting information to the client where applicable. It is not expected that voting securities will be held in money market portfolio(s).

Oversight Controls:

Proxy processing is the responsibility of Pacific Life’s Investment Operations. Any vote not clearly within the guidelines stated above is reviewed by the Chief Compliance Officer (“CCO”) along with members of senior management of Pacific Asset Management. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the CCO will be notified. Such votes shall be discussed with and approved by the CCO. On a quarterly basis the CCO reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:

Votes not covered by the above-stated guidelines and contested situations are approved by the CCO. Any errors will be addressed with the CCO. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the CCO.

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PERITUS I ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete Proxy Voting Policy and Procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted client proxies.

Peritus votes proxies, typically in the form of Consent Solicitations, for the all clients, including the Funds, and therefore has adopted and implemented these Proxy Voting Policy and Procedures. In certain rare cases in which a proxy relates to an unmanaged security in a Total Return account, Peritus forwards the proxy to the client.

Policy

It is the policy of Peritus to vote proxies in the interest of maximizing value for Peritus’ clients. Proxies are an asset of the clients, which should be treated by Peritus with the same care, diligence, and loyalty as any asset belonging to a client. To that end, Peritus will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.

Procedures2

1.	The Parties that are responsible for proxy voting are as follows: Messrs. Ron Heller, and David Flaherty are primarily responsible for handling proxies for the Funds and for handling proxies for the Total Return accounts. Each Party will reasonably try to assess any material conflicts between Peritus’ interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

2.	Provided that no material conflicts of interests are identified, Peritus will vote proxies according to the policy set forth above. Peritus may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

2	Corporate actions and indenture amendments are governed equally by this policy. Peritus will maintain records of these elections in the same manner as proxy votes.

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3.	Peritus is not required to vote every proxy and such abstention should not be construed as a violation of Peritus’ fiduciary obligations. Peritus shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when Peritus’ analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person, the security is no longer owned, the security has been marked down to zero, etc). Such position also complies with Interpretive Bulletin 94-2 of the DOL. Additional reasons Peritus may not vote a proxy include, but are not limited to, the: (i) clients no longer own the relevant security, (ii) relevant security has been marked down to zero, (iii) proxy is not contested and (iv) proxy involves only an election of directors and/or auditors.

4.	Each Party, upon consultation with the Chief Investment Officer (“CIO”), shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which Peritus believes it may be in its clients’ best interests for Peritus not to vote a particular proxy. The Party shall maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by Peritus.

5.	If the Party is made aware of a conflict of interest, the following process will be followed:

a.	The Party will, as soon as reasonably practicable, convene the Proxy Voting Committee (the “Committee”). Members of the Committee include the CCO, CIO, and CEO. Other members of the Peritus team may also be included in the Committee at times. The CEO will serve as chairperson.

b.	The CEO will identify for the Committee the issuer and proposal to be considered. The CEO will also identify the conflict of interest that has been detected and will also identify the vote that he believes is in the interest of increasing client/investor value and the reason(s) why.

c.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value?

•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal?

•	Whether the proposal itself is well framed and reasonable?

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•	Whether implementation of the proposal would achieve the objectives sought in the proposal?

•	Whether the issues presented would best be handled through government or issuer-specific action?

d.	Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his/her decision on whether Peritus will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that Peritus refrain from voting on the proposal, although “abstain” votes are permitted. A record of each member’s vote and the rationale for his/her decision must be recorded.

f.	The voting process will result in one of the following two outcomes:

•	If all members of the Committee have voted in the same direction on the proposal, all of Peritus’s proxies for that proposal will be voted in such direction. The unanimous vote will be documented and all minutes will be maintained in the permanent file.

•	If a unanimous decision cannot be reached by the Committee, Peritus will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Peritus should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on Peritus.

6.	All proxy votes will be recorded and the following information will generally be maintained:

•	The name of the issuer of the portfolio security
•	The shareholder meeting date
•	A brief identification of the matter voted on
•	How Peritus cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

▪	Conflict: Peritus obtains an institutional investor, or is in the process of retaining an institutional investor that is affiliated with an issuer that is held in Peritus’ client portfolios. For example, Peritus may be retained to manage Company A’s pension fund. Company A is a public company and Peritus Funds hold equity or debt of Company A. This type of relationship may influence Peritus to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with Peritus.

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▪	Conflict: Peritus retains an investor, or is in the process of retaining an investor, that is an officer or director of an issuer that is held in Peritus’ Funds. Similar conflicts of interest may exist in this relationship as the potential conflicts discussed above.

▪	Conflict: Peritus’ Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in Peritus’ Funds. The spouse could attempt to influence Peritus to vote in favor of management.

▪	Conflict: Peritus or an employee(s) personally owns a significant number of an issuer’s securities that are also held in Peritus’ Funds. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Peritus to vote proxies in contradiction to the policy.

Recordkeeping

Peritus must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client/Investor request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any employee of Peritus, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

•	The CCO will record the identity of the investor or client, the date of the request, and the disposition (e.g., provided a written or oral response to investor’s request, referred to third party, etc.) in the permanent file.

•	Furnish the information requested, free of charge, to the investor or client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to investor’s or client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the investor’s or client’s written request, if applicable and maintained in the permanent file.

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•	Investors/clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

•	Note: Peritus is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	Peritus Proxy Voting Record.

•	Documents prepared or created by Peritus that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•	Peritus will ensure that Part II of Form ADV is updated as necessary to include a description of Peritus’ proxy voting procedures and disclosure pertaining to how investors and clients may obtain information on how Peritus voted proxies.

Responsibilities

Various individuals are responsible for overseeing and implementing this policy, as described herein.

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PROXY VOTING POLICIES AND PROCEDURES

PRING TURNER CAPITAL GROUP

Policy

Adviser as a general matter does not accept responsibility for voting proxies for portfolio securities held within Client accounts. There may be exceptions to this policy. With respect to accounts over which Adviser performs proxy voting, it maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Adviser’s Advisory Agreements evidence the fact that voting authority has been retained by the Client. Under ERISA, Adviser is responsible to vote proxies for the Client in the absence of specific written acknowledgement by the Client that the authority has been retained or granted elsewhere. Adviser may utilize the services of a third party voting agent.

Background & Description

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which Adviser votes the securities owned by its Clients for which Adviser exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our Clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment advisers registered with the SEC, and which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority. Responsibility for voting the Proxies is established by advisory agreements or comparable documents with our Clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in U.S. Department of Labor (“DOL”) Bulletin 94-2. These policies and procedures apply to any Client that has contractually delegated authority and discretion for proxy voting to the Adviser, including Fund Clients. Adviser takes no responsibility for the voting of any proxies on behalf of any Client who has either retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third-party. These proxy voting policies and procedures are available to all Clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

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Responsibility

The Investment & Trading Committee is responsible for the implementation and monitoring of Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of a third party voting agent, if applicable. The Investment & Trading Committee may delegate responsibility for the performance of these activities but oversight and ultimate responsibility remain with the Investment & Trading Committee.

Procedures

Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

•	Proxy Voting Guidelines

The guiding principle by which Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Furthermore, Adviser is mindful that for ERISA and other Covered Person benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures

•	In the absence of specific voting guidelines, Adviser will vote proxies in the best interests of the fund shareholder.

•	Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services;

•	Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and

•	In reviewing proposals, Adviser will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

For Clients that have delegated to Adviser the discretionary power to vote the securities held in their account, Adviser does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the Client itself or a third-party. Adviser views the delegation of discretionary voting authority as an absolute choice for its Clients. Adviser’s Clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

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In the event that Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Adviser to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Adviser disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Adviser can obtain details of how Adviser has voted the securities in its account by contacting a service representative at Adviser. Adviser does not, however, generally disclose the results of voting decisions to third-parties.

•	Conflicts of Interest in Connection with Proxy Voting

The Investment & Trading Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Adviser’s Clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact any member of the Investment & Trading Committee or the CCO. If any Covered Person is pressured or lobbied either from within or outside of Adviser with respect to any particular voting decision, he or she should contact any member of the Investment & Trading Committee or the CCO. The full Investment & Trading Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment & Trading Committee may cause any of the following actions to be taken in that regard:

•	vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

•	vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or

•	direct a third-party Proxy Voter to vote in accordance with its independent assessment of the matter.

•	Committee Responsibilities

The administration of these Proxy Voting policies and procedures is governed by the Investment & Trading Committee.

The Investment & Trading Committee has regular meetings, and may meet other times as deemed necessary by the Chair or any member of the Investment & Trading Committee. At each regular meeting, minutes will be taken and on an annual basis the Investment & Trading Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Investment & Trading Committee will review any “Exceptions” (as described below) that have occurred since the previous meeting of the Investment & Trading Committee. On all matters, the Investment & Trading Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Investment & Trading Committee shall be referred to The Board of Directors.

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•	Proxy Voting Procedures

•	Proxy Materials and Voting

•	All employees will forward any proxy materials received on behalf of the fund to the Assistant Compliance Officer (“ACO”);

•	The ACO will determine if the fund holds the security to which the proxy relates; and

•	Absent material conflicts, the CCO and/or ACO will determine how Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy and mail the proxy in a timely and appropriate manner.

•	Disclosure

•	Adviser will provide conspicuously displayed information in our Brochure summarizing the firms proxy voting policy and procedures, including a provision that allows clients to request information regarding how proxies were voted, and request a copy of these policies and procedures; and

•	Adviser will also send a copy of this summary to all existing clients who have previously received our Brochure; or we will send each client an amended Brochure. Either mailing shall highlight the inclusion of information regarding proxy voting.

•	Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the ACO; and

•	In response to any request the ACO will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the client’s proxy was voted with respect to each proposal about which client inquired.

•	Conflicts of Interest

•	Adviser will identify any conflicts that exist between the firms interests and the interests of the fund by reviewing Adviser’s relationship with the issuer of each security to determine if the firm or any employees has any financial, business or personal relationship with the issuer;

•	If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients so as to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

•	Adviser will maintain a record of the voting resolution of any conflict of interest.

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The above Proxy Voting Policies and Procedures are designed to ensure that Client Account proxies are properly voted, material conflicts are avoided and fiduciary obligations are fulfilled. In the unlikely event that (i) a specific proxy is not addressed by any of the guidelines above, and (ii) Adviser or any of its Covered Persons has a material conflict with Client Accounts in connection with the voting of proxies, as determined by Adviser, in its sole discretion, Adviser shall (A) prohibit any conflicted Covered Person from participating in and/or having any influence on Adviser’s evaluation of the proxy vote; (B) vote in accordance with the proxy voting recommendations of a majority of Client Accounts; or (C) follow the proxy voting recommendation of an independent third-proxy voting specialist.

Procedure for Documentation

Adviser shall maintain a record of each proxy received, any consideration or circumstances affecting voting decisions, and how and when votes were submitted.

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PROXY VOTING POLICIES AND PROCEDURES

Commerce Asset Management, LLC

1.1.1.1 Proxy Voting

Each Commerce Asset Management Investment Advisory Contract will contain a clause describing whether Commerce Asset Management or the client votes proxies related to securities owned by clients. If Commerce Asset Management votes the proxies, the Investment Advisory Contract will briefly describe how it votes client proxies and refer client to Commerce Asset Management’s proxy voting procedures.

1.1.2 Proxy Voting Policies and Procedures

Inasmuch as Commerce Asset Management does not serve as custodian for any client securities, proxies for securities held in accounts will be provided to each client by the account’s respective investment manager (sub-adviser) or broker/custodian. It is the responsibility of the client and the investment manager (sub-adviser) to establish proxy voting procedures. It is Commerce Asset Management’s policy not to vote proxies for securities held in client accounts managed by one of Commerce Asset Management’s sub-advisers. Commerce Asset Management does not have discretionary authority over any sub-advised securities accounts and, therefore, does not have explicit or implicit authority or responsibility to vote proxies.

As a matter of policy, Commerce Asset Management does not vote client proxies, however, Commerce Asset Management, recognizes that the act of managing assets of clients can include the voting of proxies. Each client can either: (i) delegate the power to vote proxies to the adviser; or (ii) retain the authority to vote his or her proxy. Where a client has delegated the power to vote proxies in his or her account, Commerce Asset Management will vote the proxies in a manner that is in the best interests of the client. When Commerce Asset Management has such responsibility, it will follow the Proxy Voting Policies and Procedures.

1.1.2.1 Proxy Voting

1.1.2.1.1 Proxy Voting Responsibility

At the inception of each investment adviser-client relationship, Commerce Asset Management shall require the client to indicate whether the client or Commerce Asset Management is responsible for voting proxies in one or more of the following documents:

•	Client’s investment advisory contract;
•	Client’s Account Opening Form; or
•	Separate agreement between client and Commerce Asset Management authorizing Commerce Asset Management to vote client's proxies.

1.1.2.1.2 Client Responsibility to Vote Proxies

If Commerce Asset Management receives proxies related to a client’s securities and Commerce Asset Management is not responsible for voting such proxies, Commerce Asset Management shall make arrangements with the client’s custodian or take such other steps to ensure that the client timely receives such proxies.

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1.1.2.1.3 Proxy Voting Responsibility Monitoring

The President shall maintain a log or otherwise create a record that lists those clients where Commerce Asset Management exercises proxy voting authority and those clients where Commerce Asset Management does not have such authority.

1.1.2.2 Proxy Voting Guidelines

Commerce Asset Management shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. Commerce Asset Management shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders. Proxy votes will be cast against proposals having the opposite effect. In voting on each and every issue, Commerce Asset Management shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

From time to time, Commerce Asset Management may have the option to elect to follow specific types of guidelines offered by a third-party proxy voting service (e.g., XYZ Guidelines, which follows AFL-CIO voting recommendations). While such specific guidelines may be in the best interest of a subset of clients (e.g., union pension plans), they may not be in the best interest of other clients. Furthermore, Commerce Asset Management may receive an indirect benefit by choosing one type of guideline over another (e.g., it may be able to attract and retain union pension plans because of its pro-union proxy voting record). This practice may not be in the best interest of certain clients and may raise conflicts of interest. See INTECH Investment LLC, Investment Advisers Act Rel. No. 2872 (May 7, 2009).

Prior to electing to follow any specific guidelines, Commerce Asset Management will:

•	Determine the impact of following such guidelines on all clients, including whether the guidelines would be more appropriate for one group of clients and not for others;
•	Identify any direct or indirect benefits that might flow to Commerce Asset Management as a result of choosing one guideline over other guidelines;
•	Address any conflicts of interest raised by the selection of such guidelines by following the Proxy Voting Conflicts of Interest section of these Procedures; and
•	Refrain from using such guidelines if it provides an advantage to one group of clients while disadvantaging or otherwise not being in the best interest of any of the remaining clients.

Commerce Asset Management has adopted the following specific voting guidelines:

1.1.2.2.1 Corporate Governance

Unless exceptional circumstances exist, Commerce Asset Management will vote against proposals that make it more difficult to replace Board members, however, all proposals are analyzed on a case-by-case basis.

1.1.2.3 Proxy Voting Conflicts of Interest

Commerce Asset Management recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The President is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, Commerce Asset Management will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

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1.	provide the client with sufficient information regarding the shareholder vote and Commerce Asset Management’s potential conflict to the client and obtain the client's consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote client securities based upon the recommendations of an independent third-party; or
4.	request the client to engage another party to determine how the proxies should be voted.

1.2 Books and Records

[Investment Advisers Act of 1940 Rule 204-2(a)(9) and 204-2(a)(10)]

Commerce Asset Management shall maintain in its Investment Management books and records the following research-related records:

•	Originals of all written communications received and copies of all written communications sent by Commerce Asset Management relating to (i) any recommendation made or proposed to be made and any advice given or proposed to be given, (ii) any receipt, disbursement or delivery of funds or securities, and (iii) the placing or execution of any order to purchase or sell any security;
•	All materials received from outside sources that relate to recommendations or investment advice given, or proposed to be given, to clients, including all research reports and other materials received from whatever source if they are used in the process of providing advice. Materials should be maintained by Adviser Representatives irrespective of whether they result in a decision to buy, sell, or hold a particular security; and
•	Documentation reflecting the background and financial information on the client.

The following types of research materials, however, are not required to be maintained by Adviser Representatives:

•	Materials not solicited by Commerce Asset Management or the Adviser Representative that are of general public distribution;
•	Newspapers, magazines and similar periodicals, even if they are used to make an investment decision; and
•	Research reports that are stored in a computer system of a third-party provider, provided such reports can be readily accessed.

Commerce Asset Management shall maintain in its Investment Management books and records the following records for each client security position it fair values:

•	The name of the issuer of the security and the amount of such security that is fair valued;
•	Documentation for each valuation decision, including the factors on which the decision was based; and
•	List of pricing services, quotation services and externally-acquired portfolio accounting systems used to make such valuation.

Commerce Asset Management shall maintain in its Investment Management books and records the following proxy-related records:

•	Documentation demonstrating why Commerce Asset Management voted for or against the proposal;

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•	A copy of each proxy statement that Commerce Asset Management receives regarding client securities. Commerce Asset Management may satisfy this requirement by relying on a third party to make and retain, on its behalf, a copy of a proxy statement (provided that Commerce Asset Management has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
•	A record of each vote cast by Commerce Asset Management on behalf of a client. Commerce Asset Management may satisfy this requirement by relying on a third party to make and retain, on its behalf, a record of the vote that was cast (provided that Commerce Asset Management has obtained an undertaking from the third-party to provide a copy of the record promptly upon request);
•	A copy of any document created by Commerce Asset Management that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
•	A copy of each written client request for information on how Commerce Asset Management voted proxies on behalf of the client, and a copy of any written response by Commerce Asset Management to any (written or oral) client request for information on how Commerce Asset Management voted proxies on behalf of the requesting client.

Commerce Asset Management shall maintain in its Investment Management books and records the following discretionary authority records:

•	All powers of attorneys and other evidences of the granting of any discretionary authority by any client to Commerce Asset Management, or copies thereof (Rule 204-2(a)(9)); and
•	All written agreements (or copies thereof) entered into by Commerce Asset Management with any client or otherwise relating to the business of Commerce Asset Management (Rule 204-2(a)(10)).

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SAGE ADVISORY SERVICES, LTD. CO.

POLICY FOR PROXY VOTING

Under Securities and Exchange Commission Rule 206(4)-6 we are required to provide a notice and make available to each of our clients policies and procedures relating to investment advisers that exercise voting authority over client proxies to ensure that the adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies. The rule also requires an investment advisor to maintain certain records relating to proxy voting. The rule and rule amendments are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted. For your information, this requirement is based upon a new SEC rule, called Proxy Voting by Investment Advisers, that applies to every investment adviser that is registered with the SEC. We describe these policies in further detail below.

Sage Advisory Services, Ltd. Co. is a fixed income and ETF investment manager and does not generally manage client accounts with equities that would require a proxy vote. Holders of corporate fixed income obligations, as a matter of practice, do not vote proxies at any annual or special shareholders’ meetings as do the holders of common stock.

Proxies

Sage Advisory Services, Ltd. Co., in limited situations may receive a proxy to vote as a result of a client holding a fixed income corporate obligation or ETF. These proxy votes are event driven, such as a corporate bankruptcy/reorganization; pre-packaged bankruptcy proceeding; debt exchange offers resulting from mergers, acquisitions or divestures; consents for changes in the debt’s indenture provisions or tender offers for the outstanding debt issue. The proxies generally come in the form of a prospectus from the dealer managers, agents or trustees. In the universe of investment grade corporate obligations, proxies are not a recurring event such as annual shareholder meetings.

Policies and Procedures

In the event a proxy is received, all clients holding the respective corporate obligation are listed and Sage verifies that we have received a proxy to vote each client’s holding. The prospectus is reviewed and analyzed by our research department and the options are discussed at the investment committee meetings. The review and analysis encompasses any prospective change to the issue’s credit rating as a result of the proposed indenture amendment/consent/exchange offer; change in structural seniority/subordination; cash flow; interest rate; maturity; collateral; and what is in the best interest of the client. In addition to Sage’s internal review and analysis, the firm may review externally prepared analyses as it relates to the proposed transaction. Unless otherwise instructed in writing by the client or client’s consultant/advisor the proxy is voted the same across the board for all accounts holding that security in a particular investment style. This procedure avoids any conflicts of interest. A memo for the file is prepared and kept with the results for each proxy voted along with the client holdings. Files are maintained by proposed event containing the prospectuses received, the memo to the file and the how the client proxies were voted.

How to Obtain Voting Information

If a client wants to obtain the voting information on corporate obligations requesting a proxy vote for a client held security they can contact Sage Advisory Services, Ltd. Co. in writing as follows: Sage Advisory Services, Ltd. Co.; Vice President-Operations; 5900 Southwest Parkway; Building One, Suite 100, Austin, Texas, 78735, or email a request to: info@sageadvisory.com.

Sage Advisory Services, Ltd. Co. (512) 327-5530

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PROXY VOTING POLICIES AND PROCEDURES

PARTNERVEST ADVISORY SERVICES, LLC

PROXY VOTING

Rule

It is Partnervest’s general policy that Partnervest does not vote proxies. However, there are some situations when Partnervest will vote proxies:

•    With some ERISA accounts, the advisor may vote proxies, if the Advisor Agreement states that the advisor will vote proxies

•    Under Partnervest’s Sub-Advisory Agreement(s), Partnervest may be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as assets.

•     Partnervest shall vote proxies for assets maintained in the ETF sub-advised by Partnervest in accordance with the requirements of the Sub-advisory Agreement entered into between Partnervest and the investment advisor to the ETF.

It should be noted that even in these limited circumstances, only Partnervest, and not its representatives, are allowed to vote proxies.

Procedures and Responsibilities

•     ERISA Client states in investment advisory agreement that it desires Partnervest to vote proxies on the account.

•     Compliance makes a list of what accounts (ERISA accounts, sub-advisory accounts, ETF accounts) require Partnervest to vote proxies.

•     Compliance distributes Proxies to Investment Management for accounts that require proxies to be voted.

•     Investment management votes proxies, makes a copy of the proxy and enters vote into Proxy Log

•     Investment Management submits any potential material conflict of interest arising out of an upcoming proxy vote to the Partnervest Investment Management Committee for direction on how to vote the proxy.

•     Compliance reviews proxy vote during compliance audits

•     Compliance submits a copy of the proxy log to the investment advisor to the ETF for the ETF’s annual N-PX filing.

Timing

•     Proxies are voted within a reasonable time from receipt

•     Proxy log shall be updated within a reasonable time after the proxy is voted.

•     Review of proxy compliance is due during the annual Home Office Audit.

•     Submission of the proxy log to the ETF investment advisor is done annually as of June 30 year end, and are submitted no later than August 31.

Evidence of Compliance

•     Investment Advisor Agreements of ERISA clients and sub-advisory agreements.

•     Log of accounts that proxies are voted for

•     Log of proxy votes

•    Sample copy of proxies voted

•     Annual Home Office Audit files

•     Investment management committee minutes regarding any direction of proxy votes which create a material conflict of interest

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Partnervest Advisory Services LLC has adopted written proxy voting policies and procedures as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the clients whose assets are managed by the Advisor.

Partnervest and its advisory affiliates shall only furnish proxy-voting advice to clients where there is an existing business relationship and who have requested such advice in writing, and representatives shall not solicit proxies from non-clients. More specifically,

Partnervest’s proxy voting policy is as follows:

•	Client ERISA Account – Upon specific written instruction from the client, which may be limited to the signed Advisory Agreement, Partnervest may vote proxies for an ERISA account.
•	Client wherein Partnervest is a sub-advisor and has agreed in the sub-advisory agreement to vote proxies
o	Client “ETF” Account – Partnervest will exercise proxy voting rights for clients in the ETF pursuant to the sub-advisory agreement with the advisor to the ETF.
•	All other clients – Partnervest will not vote proxies, unless specifically agreed to in the investment advisory agreement.

PROXY VOTING GUIDELINES

Partnervest shall vote proxies in its reasonable prudent discretion acting in the best interests of its clients. In determining how to vote on various proxies, Partnervest may refer to the ISS proxy voting guidelines (“Guidelines”). The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum client value and protection of client interests. Generally, proxies can be voted in accordance with the voting recommendations contained in the Guidelines. But if necessary in the Advisor’s opinion, the Advisor may vote inconsistent with the Guidelines. Proxy issues identified in the Guidelines include but are not limited to:

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•	Election of Directors - considering factors such as director qualifications, term of office, age limits.
•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
•	Capital Structure - considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained at the ISS website at http://www.issgovernance.com/files/ISS2011USPolicySummaryGuidelines20110127.pdf

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between clients and the Advisor, the ETF or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Investment Management Committee of the Advisor to address any material potential conflicts of interest presented by a proxy and raised to the Committee by the Investment Management Department. In the event a material conflict of interest arises, the Investment Management Committee will direct the Investment Management Department how to vote the proxy. Any conflict between the best economic interests of the clients and Partnervest’s interests will be resolved in the clients’ favor.

Other Proxy Voting Guidelines

When providing proxy-voting advice to clients, Partnervest and its representatives shall abide by the following conditions:

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•	Partnervest will disclose any significant relationship with the issuer, its affiliates, or a security holder proponent of the matter on which proxy-voting advice is given, as well as any material interest of Partnervest in the matter
•	Partnervest shall receive no special commission or remuneration for furnishing the voting advice from any person other than the client (via customary investment advisory fees) whose account the proxy is voted for.
•	The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11
•	Partnervest shall not communicate with the press concerning a proxy vote.

RECORDS

Partnervest will maintain the following records:

•	these Policies and Procedures, including any amendments;

•	proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on RMG;

•	a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on RMG);

•	Partnervest will maintain a log of all accounts that have had proxies voted.

•	Partnervest will also maintain a log of how each proxy was voted.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

DISCLOSURE

Partnervest will describe in Part 2 of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. Partnervest will also advise clients in Part 2 of its Form ADV how a client may obtain information on how Partnervest voted with respect to that client’s securities.

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Sunrise Capital Partners LLC

Proxy Voting Procedures

Proxy Voting

Under the Advisers Act, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.

The Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•              Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•              Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•              Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Sunrise’s Policy

Proxies must be voted with diligence, care, and loyalty. Sunrise will vote each proxy in accordance with its fiduciary duty to its clients. Sunrise is required to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure that Sunrise complies with all applicable recordkeeping requirements associated with proxy voting.

Procedures

The following proxy voting procedures have been adopted by Sunrise. These procedures are designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

1.            Proxy ballots may be received via email or hard copy by Sunrise. Sunrise’s CCO will evaluate the vote for any conflicts of interest.

2.            The CCO will be responsible for casting Sunrise’s vote and will retain the following information in connection with each proxy vote received by Sunrise:

-	The Issuer’s name;
-	The Security’s ticker symbol or CUSIP, as applicable;
-	The shareholder meeting date;
-	The number of shares that Sunrise voted;
-	A brief identification of the matter voted on;
-	Whether the matter was proposed by the Issuer or a Security-holder;
-	Whether Sunrise cast a vote;

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-	How Sunrise cast its vote (for the proposal, against the proposal, or abstain); and
-	Whether Sunrise cast its vote with or against management.

4.            Sunrise will generally vote with management on proxies unless it is determined by Sunrise that an alternative vote is in the best interest of Sunrise’s clients.

5.            Employees must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Sunrise’s employees identify potential conflicts:

-	Sunrise provides investment advice to a publicly traded company (an “Issuer”). Sunrise receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

-	Sunrise provides investment advice to an officer or director of an Issuer. Sunrise receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

-	Sunrise or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sunrise is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sunrise;

-	An issuer or some other third party offers Sunrise or an employee compensation in exchange for voting a proxy in a particular way;

-	An employee, or a member of an employee’s household, has a personal or business relationship with an Issuer. Sunrise receives a proxy solicitation from that Issuer; and

-	Sunrise or its employees have a short position in an Issuer, but Sunrise’s clients have a long position in the same Issuer. Sunrise receives a proxy solicitation from the Issuer.

6.            If Sunrise detects a material conflict of interest in connection with a proxy solicitation, Sunrise will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote clients’ proxies in accordance with that recommendation.

7.            Sunrise will not neglect its proxy voting responsibilities, but it may abstain from voting if it deems that abstinence is in its clients’ best interests. For example, Sunrise may be unable to vote securities that have been lent by the custodian. In such instance, the CCO will prepare and maintain memoranda describing the rationale for any instance in which Sunrise does not vote a client’s proxy.

8.            Any attempt to influence the proxy voting process by Issuers, Investors, or any other parties not specifically identified in these policies and procedures should be promptly reported to the CCO.

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PROXY VOTING POLICIES AND PROCEDURES

OF

TRIM TABS ASSET MANAGEMENT, LLC

A.	General Proxy Voting Policies

(1)	Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote the proxies of its advisory clients, Firm will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the policies of ISS and the procedures outlined below.

B.	Proxy Voting Procedures

(1)	All proxies sent to advisory clients that are actually received by Firm or recorded by ISS (to vote on behalf of the advisory clients) will be provided to the Chief Compliance Officer or his delegate.

(2)	The Chief Compliance Officer will instruct ISS to generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by Firm or recorded by ISS (on behalf of its advisory clients) will be kept in Firm’s files;

(b)	ISS and the Chief Compliance Officer will determine which of Firm’s advisory clients hold the security to which the proxy relates;

(c)	Firm and ISS (collectively, referred to as “Proxy Voting Committee”) will review the proxy and determine how to vote the proxy in question in accordance with the guidelines set forth below.

(d)	Prior to voting any proxies, the Proxy Voting Committee will attempt to determine if there are any conflicts of interest related to the proxy in question. If a conflict is identified, the Chief Compliance Officer will make a determination as to whether the conflict is material or not.

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(i)	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question.

(e)	Although not presently intended to be used on a regular basis, Firm is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

C.	Handling of Conflicts of Interest

(1)	As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Firm and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of Firm has any relationship with the company or an affiliate of the company) to which the proxy relates outside an investment in such company by an advisory client of Firm.

(2)	If a conflict is identified and deemed “material” by the Proxy Voting Committee, Firm will determine whether voting in accordance with these proxy voting guidelines is in the best interests of affected advisory clients (which may include utilizing an independent third-party to vote such proxies).

(3)	With respect to material conflicts, Firm will determine whether it is appropriate to disclose the conflict to affected advisory clients and investors and give advisory clients and investors the opportunity to vote the proxies in question themselves, if applicable. If an advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Firm and the ERISA advisory client reserves the right to vote proxies when Firm has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Firm will:

(a)	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).

D.	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular advisory client, Firm will endeavor to vote proxies in the best interests of each advisory client via the ISS policy.

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In some foreign markets where proxy voting demands fee payment for agent services, Firm will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

(1)	Although voting certain proxies may be subject to the discretion of Firm, Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:

(a)	Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

(i)	election of directors (where there are no related corporate governance issues);

(ii)	selection or reappointment of auditors; or

(iii)	increasing or reclassification of common stock.

(b)	Firm will generally vote against proposals that:

(i)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of Firm.

(c)	Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

(d)	Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

(e)	Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

E.	Disclosure of Procedures

A brief summary of these proxy voting procedures will be included in Firm’s Form ADV Part II and will be updated whenever these policies and procedures are updated.

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F.	Record-keeping Requirements

The Chief Compliance Officer via ISS will be responsible for maintaining files relating to Firm’s proxy voting procedures.  Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Firm.  Records of the following will be included in the files:

(1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

(2)	A copy of each proxy statement that Firm or ISS actually receives; provided, however, that Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3)	A record of each vote that Firm via ISS casts;

(4)	A copy of any document that Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5)	A copy of each written request for information on how Firm voted such advisory client’s proxies and a copy of any written response to any request for information on how Firm voted proxies on behalf of advisory clients.

Testing and Reporting

The CCO will review the records on a quarterly basis and report compliance on the quarterly checklist.

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WCM Investment Management

Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

Third Party Proxy Voting Service . In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the ISG who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

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Role of the Proxy Administrator (“PA”). The PA oversees and administers the firm’s proxy voting process. For each Client, the PA initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

Role of the Analyst and ISG. If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the PA supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

Certain Proxy Votes May Not Be Cast . In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

•	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;

•	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, it is WCM’s policy not to vote proxies for accounts that engage in securities lending, Therefore, WCM generally will not recall securities on loan for the sole purpose of voting proxies.

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Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

Identifying and Dealing with Material Conflicts of Interest . Because WCM retains the authority to overrule Glass Lewis’s recommendation, and instruct ProxyEdge to vote in a manner at variance with Glass Lewis’s recommendation, the exercise of such right could implicate a conflict of interest. As a result, WCM may not overrule Glass Lewis’s recommendation with respect to a proxy unless the following steps are taken:

•	The ISG shall meet to consider the proposal to overrule Glass Lewis’s recommendation.

•	The ISG must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The ISG will use the following standards to identify issuers with which it may have a conflict of interest.

i.	Significant Business Relationships – The ISG will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to WCM but is otherwise determined by the ISG to be significant to WCM.

ii.	Significant Personal/Family Relationships – the ISG will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the ISG shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

•	If WCM determines that it has a conflict of interest, the ISG shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The ISG shall determine whether a proposal is material as follows:

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i.	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

ii.	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the ISG determines that WCM’s conflict is unrelated to the proposal in question (see iii. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

iii.	Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the ISG may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the ISG must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The ISG shall record in writing the basis for any such determination.

•	For any proposal where the ISG determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

i.	Obtain Client Consent or Direction – If the ISG approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

ii.	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’s recommendation.

•	For any proposal where the ISG determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’s recommendation, the ISG will maintain documentation to support their decision.

Maintenance of Proxy Voting Records. As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;

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ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

iii.	a record of each proxy vote cast on behalf of its Clients;

iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

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Statement of Additional Information

ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (the “SAI”) relates to shares of the following series (the “Fund”):

AdvisorShares Treesdale Rising Rates ETF (NYSE Arca Ticker: HDGB)

This SAI is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated November 1, 2015 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Copies of the Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Fund are subject to listing on NYSE Arca, Inc. (the “Exchange”) and will trade in the secondary market.

The date of this SAI is November 1, 2015.

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time. As of the date of this SAI, the Trust consists of twenty-three separate funds, not all of which are currently offered for sale. This SAI relates only to the Fund.

Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The shares of the Fund are subject to approval for listing on the Exchange. The shares of the Fund, as described in the Fund’s Prospectus, will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

The Fund offers and issues shares at NAV in aggregated lots of 25,000 or more (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified amount of cash totaling the NAV of the Creation Unit(s). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for a specified cash payment. The Trust reserves the right to offer an in-kind option for creations and redemptions of Creation Units for the Fund. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to the Fund, which is a diversified open-end management investment company. The Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together with this SAI. The investment objective of the Fund is non-fundamental and may be changed without the approval of shareholders.

The day-to-day portfolio management of the Fund is provided by Treesdale Partners, LLC (the “Sub-Advisor”), the sub-advisor to the Fund, and is subject to the oversight of the Advisor and the Board.

The Sub-Advisor selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Advisor or the Sub-Advisor, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

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Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when its Sub-Advisor believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Currency Transactions

Foreign Currencies. The Fund may invest directly and indirectly in foreign currencies. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future and can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Advisor, a Fund may, but is not obligated to, enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to achieve the Fund’s investment objective. When used for hedging purposes, forward currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

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Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•	Inflation . Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•	Trade Deficits . Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•	Interest Rates . High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•	Budget Deficits and Low Savings Rates . Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

•	Political Factors . Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•	Government Control . Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

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Equity Securities

The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Exchange-Traded Notes (ETNs)

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.

It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other exchange-traded products, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

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Fixed Income Securities

The Fund intends to invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding fixed income securities is described below:

•	Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•	Creditor Liability and Participation on Creditors’ Committees. Generally, when a fund holds bonds or other similar fixed income securities of an issuer, the fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Sub-Advisor believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, the Sub-Advisor has the authority to represent the Trust, or the Fund, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

•	Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

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•	Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration as described in the “Investment Restrictions” section below, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Debt Securities. Fixed income securities are debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

•	Corporate Debt Securities. The Fund may seek to invest in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Sub-Advisor. The Fund may invest in all grades of corporate debt securities including below investment-grade securities, as discussed below. See Appendix A for a description of corporate bond ratings. The Fund also may invest in unrated securities.

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Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

•	Below Investment Grade Debt Securities. The Fund may invest in below investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard & Poor’s Ratings Services (“S&P”)) or are determined to be of comparable quality by the Fund’s Sub-Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

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Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Sub-Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

•	Unrated Debt Securities. The Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

•	Asset-Backed Securities (“ABSs”). ABSs are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABSs are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABSs include various forms of credit enhancement.

Some ABSs, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABSs also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABSs are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Consistent with the Fund’s investment objectives and policies, the Sub-Advisor also may invest in other types of asset-backed securities.

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•	Mortgage-Related Securities. The Fund may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The recent financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

•	Commercial Paper. The Fund may invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s . See Appendix A for a description of commercial paper ratings.

•	Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign Issuers

The Fund may invest in issuers located outside the United States directly, or in financial instruments, exchange-traded funds (“ETFs”), or other exchange-traded products (collectively, with ETFs, “ETPs”) that are indirectly linked to the performance of foreign issuers. Other examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

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Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign issuers may involve risks not typically associated with investing in issuers domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

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Futures and Options Transactions

Futures and Options on Futures. The Fund may buy and sell futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund invests in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance on and in accordance with CFTC Regulation 4.5. The Trust, on behalf of certain of its series, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, the Fund is not deemed to be a “commodity pool”, and the Advisor is not deemed to be a “commodity pool operator” with respect to the Fund, under the Commodity Exchange Act (“CEA”) and they are not subject to registration or regulation as such under the CEA. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies.

The Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

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The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Other Options. The Fund may write (sell) and purchase put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund (1) owns the security underlying the call until the option is exercised or expires, (2) holds an American-style call on the same security as the call written with an exercise price (i) no greater than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets designated on the fund’s records or placed in a segregated account with the fund’s custodian, (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated), or (4) segregates cash or other liquid assets on the fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

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All put options written by the Fund will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

The Fund may trade put and call options on securities, securities indices and currencies, as the Sub-Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

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Hybrid Instruments

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act.  As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. The Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it.  The Fund have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

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Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Illiquid Securities

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment), including Rule 144A securities. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than U.S. Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the fund if, after the sale (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

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If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor or Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, when the Fund invests in a BDC, its Total Annual Fund Operating Expenses will be effectively overstated by an amount equal to the Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund may invest in index-based ETFs as well as ETFs that are actively managed.

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Closed-End Funds. The Fund may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund attempts to invest in a diversified basket of closed-end funds, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Lending of Portfolio Securities

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates, unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third-party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Fund’s securities lending arrangements are subject to Board approval. In addition, to the extent the Fund engages in securities lending, the Board has adopted procedures that are reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

The Fund may invest in certain ETFs or other ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher the Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and its long-term shareholders. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.

Real Estate Investment Trusts (REITs)

The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which the Fund invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

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Investing in foreign real estate companies would make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales

The Fund may engage in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

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Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

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Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts of received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. The U.S. Treasury stated that the purpose of the change was to wind down Freddie Mac and Fannie Mae and to benefit taxpayers. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired — Fannie Mae’s bailout is now capped at $125 billion and Freddie Mac has a limit of $149 billion. In August 2013, President Obama announced his proposal to shut down Freddie Mac and Fannie Mae as part of a plan to overhaul the U.S.’s mortgage finance system.

Until further action is taken, the actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Sub-Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities. See “Zero Coupon Bonds” for additional information.

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When-Issued, Delayed-Delivery and Forward Commitment Securities

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued, delayed-delivery or forward commitment basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued, delayed-delivery or forward commitment basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued, delayed-delivery or forward commitment securities. The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued, delayed-delivery or forward commitment basis.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Fund

The investment limitations listed below are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

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The Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

3.	(i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

4.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.

5.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

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Non-Fundamental Policies

In addition to the investment objective of the Fund, the investment limitation listed below is a non-fundamental policy of the Fund and may be changed with respect to the Fund by the Board.

The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Foreside Fund Services, LLC (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus-delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, the Fund’s Prospectus.

Shares of the Fund are listed and traded on the Exchange. The shares of the Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

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The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisor, Advisor, and Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances, the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions generally will be beneficial to the Fund.

Brokerage Selection. The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Sub-Advisor is not required to select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, the Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides that a sub-advisor may cause a fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the sub-advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent the Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Sub-Advisor will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act. The types of products and services that the Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

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In some cases, the Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Fund’s Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those trustees who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board of Trustees

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Fund and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, the Fund’s Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

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The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and the Sub-Advisory Agreement with the Advisor and the Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisor to review such services. Among other things, the Board regularly considers the Advisor’s and the Sub-Advisor’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or the Sub-Advisor’s use of higher-risk financial instruments in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor, and Sub-Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and the Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the Advisor, Sub-Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Advisor, Sub-Advisor, and other service providers. Each of these parties has an independent interest in risk management, but its policies and the methods by which one or more risk management functions are carried out may differ from that of the Fund and the other parties in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act. No single Independent Trustee serves as a lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Fund (i.e., “Independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the Independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	President of AdvisorShares Trust (2009 - present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	23	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice-President / Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present).	23	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder of RDK Strategies, LLC (2007-present).	23	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	President of AdvisorShares Trust (2009 - present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary and Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013-present); Chief Compliance Officer of the Trust (2009 - 2013).	N/A	N/A

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Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015 - present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013 - present); Managing Member of SEC Compliance Alliance, LLC (2012-present), President of Little Consulting Group, Inc. (2011 - present); Director of Cipperman Compliance Services (2008 - 2011).	N/A	N/A
*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee. The Board has established the following standing committee:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship, (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence, (iii) serving as a channel of communication between the independent registered public accounting firm and the Board, (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports, (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements, (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls, (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements, and (viii) other audit related matters. The Audit Committee met [ ]times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund and its shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

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The Board has concluded that Mr. Hamman should serve as Trustee because of his extensive experience with mutual fund company business development, and the development of exchange-traded funds in particular, as well as his knowledge of and experience in the financial services industry in general.

The Board has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law.

The Board has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of June 30, 2015, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Trust.

Trustee Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee
Interested Trustee
Noah Hamman	AdvisorShares Treesdale Rising Rates ETF	[None]	[Over $100,000]
Independent Trustees
Elizabeth Piper/Bach	AdvisorShares Treesdale Rising Rates ETF	[None]	[$1 - $10,000]
William G. McVay	AdvisorShares Treesdale Rising Rates ETF	[None]	[None]

Board Compensation. The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ended June 30, 2015.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth (Betsy) Piper/Bach	$25,000	N/A	N/A	$25,000

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Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
William G. McVay	$25,000	N/A	N/A	$25,000

Control Persons and Principal Holders of Securities

[Because the Fund is new, as of the date of this SAI, there were no beneficial owners of the Fund.]

Codes of Ethics

The Board, on behalf of the Trust, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Sub-Advisor has each adopted a code of ethics pursuant to Rule 17j-1. These codes of ethics (each, a “Code of Ethics” and collectively, the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment advisor for the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control of the Board and the officers of the Trust. In addition to its overall responsibility to manage the Fund, the Advisor oversees the investment and the reinvestment of the assets of the Fund by the Sub-Advisor, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.

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The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund’s operating expenses as described in the Fund’s Prospectus.

After an initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval or (ii) the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund. In addition, the Advisor may, at any time, terminate the Advisory Agreement by not more than 60 days’ nor less than 30 days’ written notice to the Trust.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Advisory Agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at the annual rates listed below based on the average daily net assets of the Fund. With respect to the Fund, the Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding the Maximum Annual Operating Expense Limit (listed below) of the Fund’s average daily net assets for at least a year from the date of the Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one year period. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the Fund’s Maximum Annual Operating Expense Limit to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Fund	Advisory Fee as a % of Average Daily Net Assets		Maximum Annual Operating Expense Limit
AdvisorShares Treesdale Rising Rates ETF	Fee	Assets Under Management	1.25%
	1.15%	First $250,000,000
	1.05%	Next $750,000,000
	0.95%	$1,000,000,000

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The Sub-Advisor and the Sub-Advisory Agreement

Under a Sub-Advisory Agreement, the Sub-Advisor listed below serves as the investment sub-advisor to the Fund, makes the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

After an initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually by (i) the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Sub-Advisory Fees Paid to the Sub-Advisor. For its services under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate based on the average daily net assets of the Fund as follows:

Fund	Sub-Advisor	Sub-Advisory Fee
AdvisorShares Treesdale Rising Rates ETF	Treesdale Partners, LLC	Fee	Assets Under Management
		0.65%	First $250,000,000
		0.59%	Next $750,000,000
		0.54%	$1,000,000,000

The Advisor, pursuant to an exemptive order and subject to certain conditions, including Board approval, may terminate an existing unaffiliated sub-advisor and/or hire one or more new unaffiliated sub-advisors for the Fund, materially amend the terms of an agreement with an unaffiliated sub-advisor, or continue the employment of an unaffiliated sub-advisor after events that would otherwise cause an automatic termination of a sub-advisory agreement. Consequently, under the exemptive order, the Advisor has the right to hire, terminate and replace a sub-advisor when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-advisor, shareholders of the Fund will receive notification of the change. This “manager of managers” arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Sub-Advisory Agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

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Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own, and how they are compensated. The tables reflecting the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund use dollar amount ranges established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The portfolio managers receive their compensation in the form of net revenue sharing based on the advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio managers’ overall compensation is tied to the profitability of the Sub-Advisor.

[Fund Shares Owned by Portfolio Managers. As of the date of this SAI, the portfolio managers did not own any shares of the Fund.]

Other Accounts Managed by Portfolio Managers. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Zachary Cooper	0	$0	2	$19	0	0
Yung Lim	8	$110	0	$0	0	$0

* Information provided is as of June 30, 2015.

Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund they manage. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund they manage. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Advisor manages are fairly and equitably allocated.

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Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Fund. The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under the Fund’s Administration and Accounting Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under the Fund’s Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Fund. Pursuant to the Fund’s Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Fund.

In consideration for its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% on the first $1 billion on the gross adjusted assets of the Fund and 0.02% on the gross adjusted assets of the Fund exceeding $1 billion.

Distribution

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”). The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment,” as that term is defined in the 1940 Act.

Distribution Plan. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include, but are not limited to: (i) services in connection with distribution assistance or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Fund will pay these fees out of assets on an ongoing basis, over time distribution fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

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Costs and Expenses. The Fund bears all expenses of its operation other than those assumed by the Advisor, which are discussed in detail above under “The Advisor and the Advisory Agreement.”

Payments to Broker-Dealers and Other Financial Intermediaries. The Advisor and Sub-Advisor (the “Advisor Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund and other series of the Trust. The Advisor Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of the Advisor Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other series of the Trust, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other series of the Trust. The Advisor Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to ETPs in general (“Publishing Costs”). In addition, the Advisor Entities make payments to Intermediaries that make shares of the Fund and certain other series of the Trust available to their clients, develop new products that feature the Advisor or otherwise promote the Fund and other series of the Trust. The Advisor Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Advisor Entities believe may benefit the Advisor’s business or facilitate investment in the Funds or other series of the Trust. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other series of the Trust over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

The Advisor has contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Raymond James Financial Services (“RJFS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), RJFS and certain of its affiliates have agreed, among other things, to actively promote the Fund and other series of the Trust to customers and investment professionals and in advertising campaigns as the preferred ETF, to offer the Fund and certain other series of the Trust in certain RJFS platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to the Advisor. The Advisor has agreed to facilitate the Marketing Program by, among other things, making certain payments to RJFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the Advisor will make additional payments to RJFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by RJFS during the wind-down period.

In addition, as of November 1, 2014, the Advisor is participating in a program offered by RJFS that will provide the Advisor with information about shareholder ownership of the Fund and assist with developing opportunities to provide shareholders with lower transaction costs. The Fund has agreed to reimburse the Advisor for a portion of its payments to participate in the program.

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Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, the Advisor Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. The Advisor Entities may determine to make such payments based on any number of metrics. For example, the Advisor Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more series of the Trust in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, the Advisor anticipates that the payments paid by the Advisor Entities in connection with the Fund and other series of the Trust will be immaterial to the Advisor Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Advisor Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund and/or other series of the Trust.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Cash Purchase. Unlike many other ETFs, Creation Units of the Fund are sold only for cash (“Cash Purchase Amount”). Creation Units are sold at the net asset value next computed, plus a transaction fee, as described below. The Trust reserves the right to offer an in-kind option for creations of Creation Units for the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of at least 25,000 shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of the Cash Purchase Amount.

Placement of Creation Orders. All purchases of the Fund will be effected through a transfer of cash directly through DTC.  Those persons placing purchase orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Cash Purchase Amount together with the applicable transaction fee.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) acceptance of the Cash Purchase Amount would have certain adverse tax consequences to the Fund; (d) acceptance of the Cash Purchase Amount would, in the opinion of counsel, be unlawful; (e) acceptance of the Cash Purchase Amount would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of the Cash Purchase Amount nor shall any of them incur any liability for the failure to give any such notification.

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Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee
AdvisorShares Treesdale Rising Rates ETF	$500

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

Cash Redemption Amount. The redemption proceeds for a Creation Unit of the Fund will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, less a redemption transaction fee described below (the “Cash Redemption Amount”). The Trust reserves the right to offer an in-kind option for redemptions of Creation Units for the Fund.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Cash Redemption Amount to the Authorized Participant by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee
AdvisorShares Treesdale Rising Rates ETF	$500

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Fund’s Sub-Advisor in accordance with procedures adopted by the Board.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Federal Income Taxes

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

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Regulated Investment Company (RIC) Status

The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to noncorporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

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If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Fund Distributions

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains generally will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. However, the Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions reported to Fund shareholders as capital gain dividends will be taxable at the rates applicable to long-term capital gains, regardless of how long the shareholder has owned the shares. The Fund does not expect a significant portion of its distributions to qualify to be reported as qualified dividend income (which is taxable to noncorporate shareholders at reduced maximum tax rates) or to qualify for the dividends-received deduction for shareholders that are corporations.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

If the Fund’s distributions for a taxable year exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale or Redemption of Shares

Sales and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Foreign Taxes

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the value of the Fund’s assets at taxable year-end is represented by debt and equity securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. If at least 50% of the value of the Fund’s total assets at the close of each quarter of a taxable year consists of interests in RICs (including ETFs that are RICs), the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portion of (1) any qualified taxes paid by those other RICs and passed through to the Fund for that taxable year and (2) any qualified foreign taxes paid by the Fund itself for that taxable year. In the event the Fund makes either such election, each such shareholder will be required to include in gross income its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Investment in Certain ETFs and Certain Direct Fund Investments

The Fund may invest in ETFs that are taxable as RICs under the Internal Revenue Code. Any income the Fund receives from such ETFs should be qualifying income for purposes of the 90% Test. Because the Fund may invest in ETFs taxable as RICs and distributions from any such ETFs to the Fund may be reinvested in additional shares of those ETFs, the Fund may have to sell assets to distribute income derived from those ETFs. Those sales may occur at a time when the Sub-Advisor would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

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The Fund may invest in ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Similarly, the Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. The Fund’s Sub-Advisor and Advisor anticipate monitoring investments that may produce non-qualifying income very closely to ensure that the Fund satisfies the 90% Test. Nevertheless, non-qualifying income of the Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, the Fund could fail the 90% Test and fail to qualify as a RIC.

The Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by the Fund whether or not any distributions are made from the ETPs to the Fund. Thus, the Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in taxable gain or loss and may occur at a time when the Fund’s Sub-Advisor or Advisor would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

With respect to any investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund may be required to include as part of its current income the imputed interest on such obligations even though it may not have received any interest payments on such obligations during that period.

The Fund may be required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

Any transactions in foreign currencies and forward foreign currency contracts may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Fund shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

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Complex Securities

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark to market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark to market gains in accordance with the distribution requirements set forth above.

Back-Up Withholding

In certain cases, the Fund will be required to withhold (as “backup withholding”) on reportable dividends and distributions, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the U.S. (discussed below).

Foreign Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

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Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Other Tax Considerations

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a RIC generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing ETPs from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the particular tax consequences to them of an investment in the Fund and regarding specific questions as to foreign, federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Advisor, Sub-Advisor, Distributor, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or Distributor.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following Business Day. Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers who are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a compliance manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

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The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of portfolio holdings disclosure policies and procedures, the Codes of Ethics, and protection of non-public information policies and procedures (collectively, the “Portfolio Holdings Governing Policies”) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any Portfolio Holdings Governing Policies, and (3) considering whether to approve or ratify any amendment to any Portfolio Holdings Governing Policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Portfolio Holdings Governing Policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[       ], located at [          ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Pursuant to the agreement, the Bank of New York Mellon holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

[As of the date of this SAI, the Fund has not yet commenced operations and therefore, it does not have any financial statements. The Fund’s financial statements will be available after the Fund has completed a full year of operations.]

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APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A-1

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-2

APPENDIX B

Treesdale Partners, LLC

PROXY VOTING POLICIES AND PROCEDURES

The Securities and Exchange Commission has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The portfolio managers are responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the “Policies”). The portfolio manager is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (See Section IV, “Procedures for Proxies.”)

The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer or another appropriate employee of the Firm.

I.          General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds managed by the Firm, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity; and

•	customary industry and business practices.

The Firm believes that voting proxies in accordance with the following guidelines is generally in the best interests of its clients.

•	Generally, the Firm will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated and selection of auditors.

•	Generally, the Firm will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

B-1

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

All proxies received by the Firm will be sent to the Compliance Officer. The Compliance Officer will:

•	Keep a record of each proxy received;

•	Forward the proxy to the appropriate portfolio manager who makes the voting decision in the Firm;

•	Determine which accounts managed by the Firm hold the security to which the proxy relates;

•	Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Firm must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•	Absent material conflicts, the portfolio manager will determine how the Firm should vote the proxy. The portfolio manager will send its decision on how the Firm will vote a proxy to the Compliance Officer, who will be responsible for completing the proxy and mailing it in a timely and appropriate manner.

•	The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

II.         Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy; and (iii) whether the Firm has sold the underlying securities since the record date for the proxy. The Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III.        Conflicts of Interest

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

B-2

A.          If a proposal is addressed by any specific policies provided herein, the Firm will vote in accordance with such policies;

B.          If the Firm believes it is in the best interest of the investing Funds or accounts to depart from any specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C.          If the proxy proposal is (1) not addressed by any specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in Part IV.D below, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D.          If the proxy proposal is (1) not addressed by any specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm’s Compliance Officer and third party legal advisors.

IV.       Disclosure

The Firm will disclose in its Form ADV Part II that clients may contact the Compliance Officer to obtain information regarding how the Firm voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Firm voted the client’s proxy.

V.        Record of Proxy Voting

The Compliance Officer will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Compliance Officer will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the portfolio manager, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund for proxy voting information and the Firm’s written response to any such request (oral or written) for proxy voting information.

The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

B-3

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated July 30, 2007, as filed with the state of Delaware on August 1, 2007, for AdvisorShares Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-09-017027 on March 12, 2009.

(a)(2)	Registrant’s Agreement and Declaration of Trust dated July 30, 2007 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(b)	Registrant’s By-Laws dated July 30, 2007, as amended November 13, 2013, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 88 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-065833 on December 5, 2013.

(c)	Not applicable.

(d)(1)	Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-037333 on July 9, 2010.

(d)(2)	Amendment and revised Schedule A, dated June 25, 2014, to the Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

(d)(3)	Sub-Advisory Agreement dated November 20, 2009 between AdvisorShares Investments, LLC and WCM Investment Management is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-021988 on April 23, 2010.

(d)(4)	Sub-Advisory Agreement dated May 10, 2010 between AdvisorShares Investments, LLC and Peritus Asset Management, LLC is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-026211 on May 11, 2010.

1

(d)(5)	Sub-Advisory Agreement dated September 19, 2014 between AdvisorShares Investments, LLC and Morgan Creek Capital Management, LLC is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-064057 on October 30, 2014.

(d)(6)	Sub-Advisory Agreement dated September 15, 2010 between AdvisorShares Investments, LLC and Ranger Alternative Management, L.P. is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-050506 on September 22, 2010.

(d)(7)	Sub-Advisory Agreement dated December 22, 2010 between AdvisorShares Investments, LLC and Madrona Funds, LLC is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-069019 on December 30, 2010.

(d)(8)	Sub-Advisory Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(d)(9)	Sub-Advisory Agreement dated May 9, 2011 between AdvisorShares Investments, LLC and Trim Tabs Asset Management, LLC is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157867 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-027848 on May 11, 2011.

(d)(10)	Sub-Advisory Agreement dated September 21, 2011 between AdvisorShares Investments, LLC and Reynders, McVeigh Capital Management, LLC is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-055384 on September 28, 2011.

(d)(11)	Sub-Advisory Agreement dated September 23, 2011 between AdvisorShares Investments, LLC and Community Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(d)(12)	Amended and Restated Sub-Advisory Agreement dated August 4, 2014 between AdvisorShares Investments, LLC and Baldwin Brothers Inc. is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-053413 on August 29, 2014.

2

(d)(13)	Sub-Advisory Agreement dated October 28, 2011 between AdvisorShares Investments, LLC and Partnervest Advisory Services, LLC is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-060142 on October 31, 2011.

(d)(14)	Sub-Advisory Agreement dated December 21, 2011 between AdvisorShares Investments, LLC and Commerce Asset Management, LLC is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(d)(15)	Sub-Advisory Agreement dated June 5, 2012 between AdvisorShares Investments, LLC and Pring Turner Capital Group is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036752 on June 27, 2012.

(d)(16)	Sub-Advisory Agreement dated June 21, 2012 between AdvisorShares Investments, LLC and Newfleet Asset Management, LLC is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-050438 on September 10, 2012.

(d)(17)	Investment Sub-Advisory Agreement dated July 1, 2013 between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-037874 on July 2, 2013.

(d)(18)	Revised Schedule A, dated February 18, 2014, to the Sub-Advisory Agreement dated July 1, 2013 between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-010380 on February 18, 2014.

(d)(19)	Revised Schedule B, dated February 18, 2014, to the Sub-Advisory Agreement dated July 1, 2013 between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-010380 on February 18, 2014.

(d)(20)	Investment Sub-Advisory Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

3

(d)(21)	Schedule A, as revised August 29, 2013, to the Investment Sub-Advisory Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(d)(22)	Schedule B, as revised August 29, 2013, to the Investment Sub-Advisory Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(d)(23)

Investment Sub-Advisory Agreement dated July 31, 2013 between AdvisorShares Investments, LLC and Sage Advisory Services, Ltd. Co. is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-045270 on August 13, 2013.

(d)(24)	Investment Sub-Advisory Agreement dated October 21, 2013 between AdvisorShares Investments, LLC and The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-056114 on October 21, 2013.

(d)(25)	Schedule A, amended as of December 1, 2013, to the Investment Sub-Advisory Agreement dated October 21, 2013 between AdvisorShares Investments, LLC and The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-065833 on December 5, 2013.

(d)(26)	Schedule B, amended as of May 18, 2015, to the Investment Sub-Advisory Agreement dated October 21, 2013 between AdvisorShares Investment, LLC and The Elements Financial Group, LLC is filed herewith.

(d)(27)	Investment Sub-Advisory Agreement dated December 19, 2013 between AdvisorShares Investments, LLC and Sunrise Capital Partners, LLC is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-068441 on December 20, 2013.

(d)(28)	Investment Sub-Advisory Agreement dated June 25, 2014 between AdvisorShares Investment, LLC and Pacific Asset Management is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

4

(e)(1)	ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(e)(2)	Fifth Amendment and revised Exhibit A, dated August 30, 2011, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(e)(3)	Sixth Amendment and revised Exhibit A, dated August 15, 2012, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with SEC via EDGAR Accession No. 0001144204-12-050438 on September 10, 2012.

(e)(4)	Eighth Amendment and revised Exhibit A, dated January 17, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

(e)(5)	Ninth Amendment and revised Exhibit A, dated July 1, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-037874 on July 2, 2013.

(e)(6)	Tenth Amendment and revised Exhibit A, dated August 12, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-045270 on August 13, 2013.

(e)(7)	Eleventh Amendment and revised Exhibit A, dated September 4, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

5

(e)(8)	Twelfth Amendment and revised Exhibit A, dated October 21, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-056114 on October 21, 2013.

(e)(9)	Thirteenth Amendment and revised Exhibit A, dated December 23, 2013, to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-068441 on December 20, 2013.

(e)(10)	Fourteenth Amendment and revised Exhibit A, dated March 24, 2014, to the ETF Distribution Agreement, dated June 25, 2009, between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-022050 on April 11, 2014.

(e)(11)	Fifteenth Amendment and revised Exhibit A, dated June 25, 2014, to the ETF Distribution Agreement, dated June 25, 2009, between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-053413 on August 29, 2014.

(e)(12)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(g)(2)	Revised Schedule II, dated June 25, 2014, to the Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

6

(h)(1)	Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(h)(2)	Amendment dated June 1, 2014 to the Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-053413 on August 29, 2014.

(h)(3)	Exhibit A, dated March 25, 2014, to the Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

(h)(4)	Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(h)(5)	Appendix I, dated March 25, 2014, to the Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

(h)(6)	Exchange Traded Fund Services Fee Schedule for Fund Custody, Fund Accounting, Fund Administration and Transfer Agency Services dated February 2009 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(h)(7)	Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

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(h)(8)	Schedule A, as last revised June 25, 2014, to the Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

(h)(9)	Expense Limitation Agreement dated May 10, 2010 between AdvisorShares Investments, LLC and Peritus Asset Management, LLC is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-026211 on May 11, 2010.

(h)(10)	Expense Limitation Agreement dated September 19, 2014 between AdvisorShares Investments, LLC and Morgan Creek Capital Management, LLC is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-064057on October 30, 2014.

(h)(11)	Expense Limitation Agreement dated September 15, 2010 between AdvisorShares Investments, LLC and Ranger Alternative Management, L.P. is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-050506 on September 22, 2010.

(h)(12)	Expense Limitation Agreement dated December 22, 2010 between AdvisorShares Investments, LLC and Madrona Funds, LLC is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-069019 on December 30, 2010.

(h)(13)	Expense Limitation Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(h)(14)	Expense Limitation Agreement dated May 9, 2011 between AdvisorShares Investments, LLC and Trim Tabs Asset Management, LLC is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157867 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-027848 on May 11, 2011.

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(h)(15)	Expense Limitation Agreement dated October 28, 2011 between AdvisorShares Investments, LLC and Partnervest Advisory Services, LLC is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-060142 on October 31, 2011.

(h)(16)	Expense Limitation Agreement dated December 21, 2011 between AdvisorShares Investments, LLC and Commerce Asset Management, LLC is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(h)(17)	Expense Limitation Agreement dated June 5, 2012 between AdvisorShares Investments, LLC and Pring Turner Capital Group is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036752 on June 27, 2012.

(h)(18)	Expense Limitation Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

(h)(19)	Schedule A, as revised August 29, 2013, to the Expense Limitation Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(h)(20)	Amended and Restated Expense Limitation Agreement dated July 1, 2013, as amended and restated February 13, 2014, between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC is incorporated herein by reference to Exhibit (h)(20) of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-010380 on February 18, 2014.

(h)(21)	Expense Limitation Agreement dated October 21, 2013 between AdvisorShares Investments, LLC and The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-056114 on October 21, 2013.

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(h)(22)	Expense Limitation Agreement effective as of July 31, 2013 between AdvisorShares Investments, LLC and Sage Advisory Services, Ltd. Co. is incorporated herein by reference to Exhibit (h)(25) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-045270 on August 13, 2013.

(h)(23)	Expense Limitation Agreement, dated December 19, 2013, between AdvisorShares Investment, LLC and Sunrise Capital Partners LLC is incorporated herein by reference to Exhibit (h)(27) of Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-068441 on December 20, 2013.

(h)(24)	Expense Limitation Agreement dated June 25, 2014 between AdvisorShares Investment, LLC and Pacific Asset Management is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-039608 on June 26, 2014.

(i)(1)	Opinion and consent of counsel, Morgan Lewis & Bockius LLP, to be filed by amendment.

(j)	Consent of independent registered public accounting firm, to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution Plan is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(m)(2	Revised Schedule A to the Distribution Plan is filed herewith.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 2, 2009.

(p)(2)	Code of Ethics of AdvisorShares Investments, LLC is filed herewith.

(p)(3)	Code of Ethics, dated May 1, 2009, of Foreside Financial Group, LLC (including Fund Services, LLC) is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-056114 on October 28, 2010.

(p)(4)	Code of Ethics, dated December 31, 2014, of WCM Investment Management is filed herewith.

(p)(5)	Code of Ethics of Peritus Asset Management, LLC is filed herewith.

(p)(6)	Joint Code of Ethics of Morgan Creek Capital Management, LLC is filed herewith.

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(p)(7)	Code of Ethics of Ranger Alternative Management, L.P. is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No 0001144204-10-050506 on September 22, 2010.

(p)(8)	Code of Ethics, dated December 13, 2013, of Madrona Funds, LLC is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-010380 on February 18, 2014.

(p)(9)	Code of Ethics of American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(p)(10)	Code of Ethics of Trim Tabs Asset Management, LLC is filed herewith.

(p)(11)	Code of Ethics of Reynders, McVeigh Capital Management, LLC is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(p)(12)	Code of Ethics of Baldwin Brothers, Inc. is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(p)(13)	Code of Ethics of Community Capital Management Inc. is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(p)(14)	Code of Ethics of Partnervest Advisory Services, LLC is filed herewith.

(p)(15)	Code of Ethics of Commerce Asset Management, LLC is filed herewith.

(p)(16)	Code of Ethics, dated September 23, 2014, of Pring Turner Capital Group is filed herewith.

(p)(17)	Code of Ethics of Newfleet Asset Management, LLC, amended and restated July 1, 2014, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-064057on October 30, 2014.

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(p)(18)	Code of Ethics, dated June 2013, of AthenaInvest Advisors, LLC is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-037874 on July 2, 2013.

(p)(19)	Code of Ethics of Treesdale Partners, LLC is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-14-010380 on February 18, 2014.

(p)(20)	Code of Ethics of Sage Advisory Services, Ltd. Co. is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-035024 on June 14, 2013.

(p)(21)	Code of Ethics of The Elements Financial Group, LLC is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-049217 on September 4, 2013.

(p)(22)	Code of Ethics of Sunrise Capital Partners LLC is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-054599 on October 9, 2013.

(p)(23)	Code of Ethics of Pacific Asset Management is filed herewith.

(q)	Powers of Attorney dated June 2013 for Messrs. Noah Hamman and Dan Ahrens and May 2013 for Mr. William G. McVay and Madame Elizabeth Piper/Bach are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-035024 on June 14, 2013.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

AdvisorShares Trust (the “Trust” or the “Registrant”) is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust dated as of July 30, 2007, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

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(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)      every person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to Article IX of the Declaration of Trust.

(ii)       as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)       in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

(A)      by the court or other body approving the settlement;

(B)       by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)       by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

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(d)	To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of Section 9.02 of the Declaration of Trust may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he is not entitled to indemnification under Section 9.02 of the Declaration of Trust; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under Section 9.02 of the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each sub-advisor is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

 AdvisorShares Investments LLC

AdvisorShares Investments, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust. The principal address of the Adviser is 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, none of the directors, officers or partners of the Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WCM Investment Management

WCM Investment Management (“WCM”) serves as investment sub-advisor for the Trust’s AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF. The principal address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

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For the fiscal years ended June 30, 2014 and 2015, none of the directors, officers or partners of WCM are or have been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Peritus Asset Management, LLC

Peritus Asset Management, LLC (“Peritus”) serves as investment sub-advisor for the Trust’s AdvisorShares Peritus I High Yield ETF. The principal address of Peritus is 1216 State Street, 4th Floor, Santa Barbara, California 93101. Peritus is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Peritus are or have been engaged in any other business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Peritus	Name of Other Company	Connection with Other Company
David J. Desmond, COO, CCO	American Medical File, Inc.	Interim President, Board Member
Ronald Heller, CEO	American Medical File, Inc.	Board Member

Morgan Creek Capital Management, LLC

Morgan Creek Capital Management, LLC (“Morgan Creek”) serves as investment sub-advisor for the Trust’s AdvisorShares Morgan Creek Global Tactical ETF. The principal address of Morgan Creek is 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina 27517. Morgan Creek is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Morgan Creek are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Morgan Creek	Name of Other Company	Connection with Other Company
Mark Yusko	Weaver Foundation	Investment Committee Member
	MCNC Endowment	Investment Committee Member
	DukeEngage National Advisory Board, Duke University	Member
	The Hesburgh-Yusko Scholars Foundation, University of Notre Dame	Investment Committee President and Chairman
	Morgan Creek Foundation	President and Head of Investment Committee
Mike Hennessy	Duke University Federal Credit Union	Treasurer
	Carolina Friends School	Investment Committee Member
	College of William & Mary Foundation	Member of the Board of Trustees, Executive Committee, and Investment Committee (immediate past chair)

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Name and Position with Morgan Creek	Name of Other Company	Connection with Other Company
Andrea Szigethy	Annual Connect	Founder & President

Ranger Alternative Management, L.P.

Ranger Alternative Management L.P. (“Ranger”) serves as investment sub-advisor for the Trust’s AdvisorShares Ranger Equity Bear ETF. The principal address of Ranger is 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201. Ranger is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Ranger are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Ranger	Name of Other Company	Connection with Other Company
John Del Vecchio	Parabolix Research Incorporated	President
	Index Deletion Strategies, LLC	Managing Member
Brad Lamensdorf	BHL Advisors, LLC	Managing Member & Portfolio Manager
	Lamensdorf Market Timing Report	Principal

Madrona Funds, LLC

Madrona Funds, LLC (“Madrona”) serves as investment sub-advisor for the Trust’s AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona International ETF and AdvisorShares Madrona Global Bond ETF. The principal address of Madrona is 2911 Bond Street, Suite 200, Everett, Washington 98201. Madrona is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Madrona are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Madrona	Name of Other Company	Connection with Other Company
Brian K. Evans, Investment Manager and Managing Member	Bauer Evans, Inc. P.S.	Owner and Director
	Madrona Financial Services, LLC	Owner and Director
Robert W. Bauer, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	Madrona Financial Services, LLC	Employee
Kristi R. Henderson, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	Madrona Financial Services, LLC	Employee

American Retirement Planners II, Inc.

American Retirement Planners II, Inc. (doing business as “American Wealth Management”) serves as investment sub-advisor for the Trust’s AdvisorShares Meidell Tactical Advantage ETF. The principal address of American Wealth Management is 570 Hammill Lane, Reno, Nevada, 89511. American Wealth Management is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

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For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of American Wealth Management are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with American Wealth Management	Name of Other Company	Connection with Other Company
Laif Meidell, President	Nevada-Area Council BSA	Board Member
Patricia Meidell, Secretary	Quail Village II Association	Secretary
	Renown Foundation	Board Member

Trim Tabs Asset Management, LLC

Trim Tabs Asset Management, LLC (“TrimTabs”) serves as investment sub-advisor for the Trust’s AdvisorShares TrimTabs Float Shrink ETF. The principal address of TrimTabs is 3 Harbor Drive, Suite 112, Sausalito, California 94965. TrimTabs is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of TrimTabs are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with TrimTabs	Name of Other Company	Connection with Other Company
Charles Biderman President & Chief Executive Officer	TrimTabs Investment Research	Chairman
Ted Theodore, Executive Vice President & Portfolio Manager	Quantitative Analysis Service, Inc.	Senior Managing Director, Strategy

Reynders, McVeigh Capital Management, LLC

Reynders, McVeigh Capital Management, LLC (“Reynders McVeigh”) serves as investment sub-advisor for the Trust’s AdvisorShares Global Echo ETF. The principal address of Reynders McVeigh is 121 High Street, 5th floor, Boston, Massachusetts 02110. Reynders McVeigh is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Reynders McVeigh are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

17

Name and Position with Reynders McVeigh	Name of Other Company	Connection with Other Company
Chat Reynders, Chairman and CEO	Highwood Productions	President and Owner

Baldwin Brothers Inc.

Baldwin Brothers Inc. (“Baldwin Brothers”) serves as investment sub-advisor for the Trust’s AdvisorShares Global Echo ETF. The principal address of Baldwin Brothers is 204 Spring St., Marion, Massachusetts, 02738. Baldwin Brothers is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Baldwin Brothers are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Baldwin Brothers	Name of Other Company	Connection with Other Company
Chris de Rotth	Account Manager	Partner
Michael Baldwin	Northeast Investors	Trustee
David Barrett	Tabor Academy	Trustee

Community Capital Management Inc.

Community Capital Management Inc. (“Community Capital”) serves as investment sub-advisor for the Trust’s AdvisorShares Global Echo ETF. The principal address of Community Capital is 2500 Weston Road, Suite 101, Weston, Florida 33326. Community Capital is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Community Capital are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Community Capital	Name of Other Company	Connection with Other Company
David Downes, CEO	Oppenheimer Funds	Trustee
	Internet Capital	Director
	THL Credit	Director
Barbara VanScoy, Founder, Chair of the Board & Senior Portfolio Manager	Southern Municipal Finance Society	Member
Julie Egan, SVP/Portfolio Manager	Class Action Claims Management	Member
	National Federation of Municipal Bond Analysts	Secretary
	Southern Municipal Finance Society	President
Stefanie Little, CCO	Little Consulting Group	President
	SEC Compliance Alliance, LLC	Managing Member

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Partnervest Advisory Services, LLC

Partnervest Advisory Services, LLC (“Partnervest”) serves as investment sub-advisor for the Trust’s AdvisorShares STAR Global Buy-Write ETF. The principal address of Partnervest is 1216 State Street 3rd Floor, Santa Barbara, California, 93101. Partnervest is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, none of the directors, officers or partners of Partnervest are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Commerce Asset Management, LLC

Commerce Asset Management, LLC (“Commerce Management”) serves as investment sub-advisor for the Trust’s AdvisorShares QAM Equity Hedge ETF. The principal address of Commerce Management is 5050 Poplar Avenue, Suite 2020, Memphis, Tennessee 38157. Commerce Management is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Commerce Management are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Commerce Management	Name of Other Company	Connection with Other Company
J. Vincent Robinson, CEO	Ducks Unlimited, Inc.	Non Board member independent audit committee member
	Christian Brothers University	Non Board member, independent audit committee member
Kurt Voldeng, COO	Memphis Sigma Chi Housing Group, non-profit	Board Member
	Vision Preparatory Charter School Governing Board	Treasurer

Pring Turner Capital Group

Pring Turner Capital Group (“Pring Turner”) serves as investment sub-advisor for the Trust’s AdvisorShares Pring Turner Business Cycle ETF. The principal address of Pring Turner is 1600 South Main Street, Suite #375, Walnut Creek, California 94596. Pring Turner is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Pring Turner are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

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Name and Position with Pring Turner	Name of Other Company	Connection with Other Company
Martin Pring	Pring Research	Owner
Joe D. Turner	Joe D. Turner, Trustee	Sole proprietor

Newfleet Asset Management, LLC

Newfleet Asset Management, LLC (“Newfleet”) serves as investment sub-advisor for the Trust’s AdvisorShares Newfleet Multi-Sector Income ETF. The principal address of Newfleet is 100 Pearl Street, Hartford, Connecticut 06103. Newfleet is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of Newfleet  is or has been, at any time during the last two fiscal years (June 30, 2013 and 2014), engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, see Item 7 of Part 1A and Item 10 of Part 2A of Newfleet’s current Form ADV (SEC File No. 801-51559) filed under the Investment Advisers Act of 1940, and incorporated herein by reference. Information about Newfleet also may be found under the headings “Management of the Fund” in the Newfleet Multi-Sector Income ETF’s Prospectus and “Services of the Adviser and Sub-adviser” and “Management of the Trust” in the Newfleet Multi-Income Sector ETF’s Statement of Additional Information.

AthenaInvest Advisors, LLC

AthenaInvest Advisors, LLC (“Athena”) serves as investment sub-advisor for the Trust’s AdvisorShares Athena High Dividend ETF. The principal address of Athena is 5340 South Quebec Street, Suite 365-N, Greenwood Village, Colorado 80111.  Athena is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Athena are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Athena	Name of Other Company	Connection with Other Company
Lambert Bunker VP Business Development	Lambert Bunker	Co Trustee
	Boys & Girls Clubs Of Metro Denver	Associate Board

Treesdale Partners, LLC

Treesdale Partners, LLC (“Treesdale”) serves as investment sub-advisor for the Trust’s AdvisorShares Gartman Gold/Yen ETF, AdvisorShares Gartman Gold/Euro ETF and AdvisorShares Treesdale Rising Rates ETF. The principal address of Treesdale is 1325 Avenue of the Americas, Suite 2302, New York, New York 10019. Treesdale is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, none of the directors, officers or partners of Treesdale are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

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Sage Advisory Services, Ltd. Co.

Sage Advisory Services, Ltd. Co. (“Sage Advisory Services”) serves as investment sub-advisor for the Trust’s AdvisorShares Sage Core Reserves ETF. The principal address of Sage Advisory Services is 5900 Southwest Parkway, Building I, Austin, Texas 78735. Sage Advisory Services is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, none of the directors, officers or partners of Sage Advisory Services are or have been engaged in the business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

The Elements Financial Group, LLC

The Elements Financial Group, LLC (“Elements Financial”) serves as investment sub-adviser for the Trust’s AdvisorShares YieldPro ETF and AdvisorShares EquityPro ETF. The principal address of Elements Financial is 19200 Von Karman Avenue, Suite 800, Irvine, California 92612. Elements Financial is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, the following directors, officers or partners of Elements Financial are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Elements Financial	Name of Other Company	Connection with Other Company
Nicholas B. Scalzo, Managing Member	Claremont Financial Group, Inc. ProTools, LLC (subsidiary of The Elements Financial Group, LLC)	CEO Officer
Jeff Olsen, President	ProTools, LLC (subsidiary of The Elements Financial Group, LLC)	Officer

Sunrise Capital Partners LLC

Sunrise Capital Partners LLC (“Sunrise”) serves as investment sub-adviser for the Trust’s AdvisorShares Sunrise Global Multi-Strategy ETF. The principal address of Sunrise is 12544 High Bluff Drive, Suite 400, San Diego, California 92130. Sunrise is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2014 and 2015, none of the directors, officers or partners of Sunrise are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Pacific Asset Management

Pacific Asset Management (“Pacific”) serves as investment sub-adviser for the Trust’s AdvisorShares Pacific Asset Enhanced Floating Rate ETF. The principal address of Pacific is 700 Newport Center Drive, Newport Beach, California 92660. Pacific is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

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For the fiscal years ended June 30, 2014 and 2015, none of the directors, officers of partners of Pacific are or have been engaged in the business, profession, vocation or employment of a substantial nature, for his or her own account or in the capacity of director, officer, employee, partner of trustee.

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Absolute Shares Trust
2.	AdvisorShares Trust
3.	ALTMFX Trust
4.	American Beacon Funds
5.	American Beacon Select Funds
6.	Ark ETF Trust
7.	Avenue Mutual Funds Trust
8.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
9.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
10.	Bridgeway Funds, Inc.
11.	Calamos ETF Trust
12.	Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III
13.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
15.	Context Capital Funds
16.	CornerCap Group of Funds
17.	Corsair Opportunity Fund
18.	Direxion Shares ETF Trust
19.	Evanston Alternative Opportunities Fund
20.	Exchange Listed Funds Trust
21.	FlexShares Trust
22.	Forum Funds
23.	Forum Funds II
24.	FQF Trust
25.	FSI Low Beta Absolute Return Fund
26.	Gottex Trust
27.	Henderson Global Funds
28.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
29.	Horizons ETF Trust
30.	Infinity Core Alternative Fund
31.	Ironwood Institutional Multi-Strategy Fund LLC
32.	Ironwood Multi-Strategy Fund LLC
33.	Little Harbor Multistrategy Composite Fund
34.	Manor Investment Funds
35.	Montage Managers Trust
36.	Outlook Funds Trust
37.	Palmer Square Opportunistic Income Fund
38.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
39.	Pine Grove Alternative Fund

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40.	Pine Grove Alternative Institutional Fund
41.	Plan Investment Fund, Inc.
42.	PMC Funds, Series of Trust for Professional Managers
43.	Precidian ETFs Trust
44.	Quaker Investment Trust
45.	Recon Capital Series Trust
46.	Renaissance Capital Greenwich Funds
47.	RevenueShares ETF Trust
48.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
49.	Salient MF Trust
50.	SharesPost 100 Fund
51.	Sound Shore Fund, Inc.
52.	Steben Alternative Investment Funds
53.	Steben Select Multi-Strategy Fund
54.	The 504 Fund
55.	The Roxbury Funds
56.	TIFF Investment Program
57.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
58.	TrimTabs ETF Trust
59.	Turner Funds
60.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
61.	Wintergreen Fund, Inc.
62.	WisdomTree Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

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All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, Maryland 20814

(b)	Adviser:
AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, Maryland 20814

(c)	Sub-Advisors:
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Peritus Asset Management, LLC
1216 State Street, 4th Floor
Santa Barbara, California 93101

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, North Carolina 27517

Ranger Alternative Management L.P.
2828 N. Harwood Street, Suite 1900
Dallas, Texas 75201

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, Washington 98201

American Retirement Planners, Inc.
d/b/a American Wealth Management
570 Hammill Lane
Reno, Nevada 89511

Trim Tabs Asset Management, LLC
302 Third Street
Sausalito, California 94965

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, Massachusetts 02110

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Baldwin Brothers Inc.
204 Spring Street
Marion, Massachusetts 02738

Community Capital Management Inc.
2500 Weston Road, Suite 101
Weston, Florida 33326

Partnervest Advisory Services, LLC
1216 State Street 3rd Floor
Santa Barbara, California, 93101

Commerce Asset Management, LLC
5050 Poplar Avenue, Suite 2020
Memphis, Tennessee 38157

Pring Turner Capital Group
1600 South Main Street, Suite #375
Walnut Creek, California 94596

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, Connecticut 06106

AthenaInvest Advisors, LLC
5340 South Quebec Street, Suite 365-N
Greenwood Village, Colorado 80111

Treesdale Partners, LLC
1325 Avenue of the Americas, Suite 2302
New York, New York 10019

Sage Advisory Services, Ltd. Co.
5900 Southwest Parkway, Building I
Austin, Texas 78735

The Elements Financial Group, LLC
19200 Von Karman Avenue, Suite 800
Irvine, California 92612

Sunrise Capital Partners LLC
12544 High Bluff Drive, Suite 400
San Diego, California 92130

Pacific Asset Management
700 Newport Center Drive
Newport Beach, California 92660

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(d)	Principal Underwriter:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(e)	Custodian and Administrator:
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 99 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland on the 28th day of August, 2015.

AdvisorShares Trust

/s/ Noah Hamman
Noah Hamman
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 99 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Noah Hamman	Trustee and President
Noah Hamman		August 28, 2015

*	Trustee
Elizabeth Piper/Bach		August 28, 2015

*	Trustee
William G. McVay		August 28, 2015

*	Treasurer
Dan Ahrens		August 28, 2015

/s/ Noah Hamman
* Noah Hamman, Power of Attorney

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EXHIBIT INDEX

Exhibit Number	Exhibit

(d)(28)	Amended Schedule B to The Elements Financial Group, LLC Sub-Advisory Agreement

(m)(2)	Revised Schedule A to the Distribution Plan

(p)(2)	Code of Ethics AdvisorShares Investments, LLC

(p)(4)	Code of Ethics of WCM Investment Management

(p)(5)	Code of Ethics of Peritus Asset Management, LLC

(p)(6)	Joint Code of Ethics of Morgan Creek Capital Management, LLC

(p)(10)	Code of Ethics of Trim Tabs Asset Management, LLC

(p)(15)	Code of Ethics of Partnervest Advisory Services, LLC

(p)(16)	Code of Ethics of Commerce Asset Management, LLC

(p)(17)	Code of Ethics of Pring Turner Capital Group

(p)(24)	Code of Ethics of Pacific Asset Management

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